Exhibit 17(sss)

    A Message from the President and Chief Executive Officer
Dear Valued Shareholder,

The 12-month period that ended on October 31, 2006 continued to produce rewarding results for well diversified investors. All major investment benchmarks finished the period with positive returns. In 2006, the U.S. economy continued its expansion for the fifth straight year, and it also was a year in which several leading stock market indicators finally recovered from the 2000-02 bear market, achieving new all-time highs.
Through the first six months of 2006, the U.S. stock market was virtually flat. However, an impressive market rally carried the S&P 500 Index up by 8.5% during the July-October (four-month) period. For the 12 months ended October 31, 2006, that benchmark of large U.S. stocks returned 16.3%. Small-cap U.S. equities performed even better over the same period, as the Russell 2000 Index produced a 19.9% return. The past year has been especially rewarding for portfolios that have diversified into more asset classes. Developed markets abroad returned 27.5% for the 12 months, as measured by the MSCI EAFE Index.
Bonds bounced back from lackluster returns earlier in 2006 and finished with a return of 5.2% for the past year, as measured by the Lehman Brothers Aggregate Bond Index. Most of this return came in August-October 2006, as it appeared that a long cycle of sustained Fed rate increases was nearing an end.
As of October 31, there were many signs indicating that the U.S. economy could be heading into a mild slowdown in the first half of 2007. Economists’ views were mixed on whether this would result in a positive “soft-landing” scenario or a less favorable recession. In either case, it appears likely that lower commodity prices (especially oil) have helped to keep inflation in check, and the Fed may not need to keep upward pressure on interest rates. Both developments could be favorable for stocks and bonds in 2007.
Thank you for continuing to invest in AXA Enterprise funds, and I encourage you to work with your financial professional to review your investment planning for the period ahead.
Sincerely,
Steven M. Joenk
President and Chief Executive Officer
AXA Enterprise Funds Trust
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large-cap sector of the U.S. stock market. The MSCI EAFE Index measures equity performance in foreign developed markets. The Russell 2000 Index is considered representative of the performance of small company stocks. The Lehman Brothers Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities rated investment grade or higher. The indices quoted are unmanaged and cannot be invested in directly.
Investors should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus containing this and other information about the Funds, please visit www.axaenterprise.com or call 1-800-432-4320. Read it carefully before investing or sending money.

AXA Enterprise Funds Trust
2006 Certified
Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA ENTERPRISE FUNDS TRUST
ANNUAL REPORT
October 31, 2006
Table of Contents

➢	Performance Results and Commentary (Unaudited)

	Notes on Performance	2
	AXA Enterprise Capital Appreciation Fund	4
	AXA Enterprise Deep Value Fund	6
	AXA Enterprise Equity Fund	8
	AXA Enterprise Equity Income Fund	10
	AXA Enterprise Global Financial Services Fund	12
	AXA Enterprise Government Securities Fund	14
	AXA Enterprise Growth and Income Fund	16
	AXA Enterprise High-Yield Bond Fund	18
	AXA Enterprise International Growth Fund	20
	AXA Enterprise Large Cap Growth Fund	22
	AXA Enterprise Money Market Fund	24
	AXA Enterprise Short Duration Bond Fund	26
	AXA Enterprise Small Company Growth Fund	28
	AXA Enterprise Small Company Value Fund	30
	AXA Enterprise Socially Responsible Fund	32
	AXA Enterprise Tax-Exempt Income Fund	34

➢	Portfolio of Investments	36

➢	Financial Statements	73

➢	Notes to Financial Statements	138

➢	Report of Independent Registered Public Accounting Firm	154

➢	Approvals of Investment Management and Investment
	Advisory Agreements (Unaudited)	155

➢	Federal Income Tax Information (Unaudited)	163

➢	Management of the Trust (Unaudited)	164

➢	Proxy Voting and Quarterly Portfolio Holdings Information (Unaudited)	168

   NOTES ON PERFORMANCE

Total Returns
Performance of each of the funds of the AXA Enterprise Funds Trust as shown on the following pages compares each fund’s performance to that of a broad-based securities index. Performance information is as of the date shown and represents past performance and is not indicative of future results. Investment return and principal value of an investment in each of the funds will fluctuate as the prices of the individual securities in which it invests fluctuate, so that shares may be worth more or less at redemption or withdrawal than at original purchase. The Fund’s results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Also, market volatility and interest rate changes, among other factors, can significantly affect a fund’s short-term returns.
Fund performance reflects the deduction of management fees and other fund expenses. All results include reinvested dividends and capital gains distributions. Standardized returns also reflect the deduction of maximum sales charges that apply to each class of shares and that were in effect during the reporting period. The expenses of the funds are currently being waived or reimbursed so that the total fund expense does not exceed certain limits. Without these expense limits, the total return of each fund would have been lower.
For each of the funds of AXA Enterprise Funds Trust, the maximum front-end sales charge for Classes A shares in effect during the reporting period was 4.75% of offering price. Class B shares were subject to a maximum contingent deferred sales charge equal to 5% in year 1, 4% in year 2, 4% in year 3, 3% in year 4, 2% in year 5 and 1% in year 6. Class C shares were subject to a 1% contingent deferred sales charge if redeemed within 12 months of purchase. Class Y shares are sold at net asset value and do not have a front-end sales charge or a deferred sales charge.
Growth of $10,000 Investment
The Growth of $10,000 Investment Charts shown for each fund illustrates the total value of an assumed investment in Class A shares of each fund of AXA Enterprise Funds Trust. The periods illustrated are for a 10 year period (or since inception) through October 31, 2006. These results assume reinvestment of dividends and capital gains. The returns for the funds’ Class A (which are shown in the chart), Class B and Class C shares are lower than the Class Y shares because these other shares have higher total expenses. In addition, unlike Class A, Class B and Class C shares, Class Y shares do not have any sales charges. Results should not be considered representative of future gains or losses.
The Benchmarks
Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.
30 Day T-Bill
This is an unmanaged index (with no defined investment objective) containing monthly return equivalents of yield averages that are not marked to market. The 1-month Treasury Bill Index consist of the last 1-month Treasury bill issues.
Lehman Brothers Intermediate Government Bond Index
This index includes intermediate term fixed income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations having a 1 to 10 year range of maturities.
Lehman Brothers 1-3 Year Government/Credit Index
This index is the U.S. Government/Credit component of the Lehman Brothers Aggregate Index. It consists of securities in the 1 to 3 year maturity range of the Government/Credit Index. Securities must have a maturity from 1 up to (but not including) 3 years.
Lehman Brothers Municipal Bond Index
This index is a broad market performance benchmark for the tax-exempt bond market. This index includes bonds that have a minimum credit rating of at least Baa. These bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990 and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, and derivatives are excluded.
Merrill Lynch U.S. High Yield Master, Cash Pay Only Index
An unmanaged index that measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.
MSCI EAFE Index
This index contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.
MSCI World Financial Services Index
This index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is an unmanaged index composed of stocks listed in the US, Europe, Canada, Australia, New Zealand and the Far East and is focused on those stocks in the financial services sector. It includes reinvested dividends.
MSCI World Index
This index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006, the index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
Russell 1000® Index
An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.
Russell 1000® Growth Index
This index contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.
Russell 1000® Value Index
This index contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a lower-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than the value universe.
Russell 2000™ Growth Index
The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. Equity universe. This index measures the performance of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values.
Russell 2000™ Value Index
The Russell 2000 Value Index offers investors access to the small cap value segment of the U.S. equity universe. This index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

   AXA ENTERPRISE CAPITAL APPRECIATION FUND

FUND ADVISER
➢   Marsico Capital Management, LLC
PERFORMANCE RESULTS

Growth of a $10,000 Investment
10/31/96–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	6.11%	7.53%	7.06%	—
Class B Shares	5.50	6.94	6.59	—
Class C Shares	5.53	6.95	—	7.05	%*
Class Y Shares	6.61	8.02	—	5.19	**
Russell 1000 Growth Index	10.84	4.07	5.76	1.37	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	4.82	0.70	**

*Date of inception 5/1/97
**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 5/31/98, as daily index values for this time period are not available for all indexes. Since inception, 5/14/98, the average annual return for Class Y Shares is 4.79%.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	1.07%	6.49%	6.54%	—
Class B Shares	0.50	6.63	6.59	—
Class C Shares	4.53	6.95	—	7.05	%*
Russell 1000 Growth Index	10.84	4.07	5.76	1.37	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	4.82	0.70	**

*Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	(3.00)%	6.45%	6.20%	—
Class B Shares	(3.74)	6.59	6.25	—
Class C Shares	0.29	6.90	—	6.78	%*
Russell 1000 Growth Index	6.04	4.42	5.46	4.37	**
Lipper Large-Cap Growth Funds Index	2.46	3.56	4.64	3.85	**

*Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 6.11% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Growth Index, returned 10.84% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Diversified Financials positions including UBS AG, Goldman Sachs Group, Lehman Brothers, and Chicago Mercantile Exchange were among the top individual contributors to performance for the reporting period. In addition, the Fund’s overweighted posture in this industry group helped performance, as it was a strong-performing industry in the benchmark.

•	Specific holdings in the Consumer Services industry group, such as hotel and casino operator Las Vegas Sands, coffee purveyor Starbucks, and fast-food restaurant operator YUM! Brands, contributed positively to performance. Compounding the positive effect was an overweighted posture in the Consumer Services industry group, an area of investment that was a strong performer for the benchmark in the period.

•	Price appreciation in Industrials positions, such as FedEx Corp., heavy equipment manufacturer Caterpillar, and defense contractor Lockheed Martin, combined to materially help the Fund’s return.
What hurt performance over the year
•	Positions in biotechnology company Genentech and health services provider UnitedHealth Group were the largest individual detractors to the Fund’s performance results in the period. In addition, an underweighted posture in the Health Care sector hurt the Fund as it was a strong-performing area of investment for the benchmark.

•	Price depreciation in specific Energy holdings also had a negative effect on performance during the period. Oil services company Halliburton and coal producer Peabody Energy Corp. were among the Fund’s

   AXA ENTERPRISE CAPITAL APPRECIATION FUND

largest individual detractors. The Fund’s average overweighted posture in this sector also hurt performance, as it was among the weaker-performing sectors in the benchmark.
•	The Fund’s homebuilding positions in the Consumer Durables & Apparel industry were particularly weak during the period. Holdings in this area included KB Home, Toll Brothers, and Lennar Corp. An overweighted posture in this weak-performing industry group for the benchmark also hurt performance.
Advisor Outlook
As of October 31, 2006, the Fund’s sector allocations emphasized Consumer Discretionary, Financials, Industrials, and Health Care investments. The Fund had an underweighted investment posture in the Energy sector and no exposure to Utilities. We continue to focus on companies we identify as having attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe companies with these types of attributes offer compelling long-term growth potential.

Sector Weightings	% of
as of 10/31/06	Net Assets
Consumer Discretionary	27.2%
Financials	18.6
Industrials	16.7
Health Care	14.6
Consumer Staples	6.9
Information Technology	4.6
Materials	2.5
Energy	2.2
Telecommunication Services	2.0
Cash and Other	4.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$980.40	$7.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.29	7.98
Class B
Actual	1,000.00	977.50	10.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.57	10.71
Class C
Actual	1,000.00	977.60	10.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.52	10.76
Class Y
Actual	1,000.00	982.50	5.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.57%, 2.11%, 2.12% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

   AXA ENTERPRISE DEEP VALUE FUND

FUND ADVISER
➢   Barrow, Hanley, Mewhinney & Strauss, Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
5/31/01–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.*
Class A Shares	15.34%	7.71%	5.16%
Class B Shares	14.69	7.10	4.59
Class C Shares	14.69	7.10	4.59
Class Y Shares	15.81	8.15	5.60
Russell 1000 Value Index	21.46	11.64	7.73
Lipper Large-Cap Value Funds Index	18.41	8.51	4.75
*Date of inception 5/31/01
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.*
Class A Shares	9.90%	6.67%	4.22%
Class B Shares	9.69	6.79	4.43
Class C Shares	13.69	7.10	4.59
Russell 1000 Value Index	21.46	11.64	7.73
Lipper Large-Cap Value Funds Index	18.41	8.51	4.75
*Date of inception 5/31/01
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	Since
	Year	Years	Incept.*
Class A Shares	3.94%	6.09%	3.84%
Class B Shares	3.62	6.24	4.07
Class C Shares	7.55	6.53	4.23
Russell 1000 Value Index	14.62	10.73	7.21
Lipper Large-Cap Value Funds Index	12.59	8.01	4.25
*Date of inception 5/31/01
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 15.34% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Value Index, returned 21.46% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The primary area of strength during the year versus the benchmark was stock selection and weighting in the Consumer Staples sector, specifically the tobacco industry. Strong individual contributors included Reynolds American, Loews Carolina Corp., UST Inc. and Imperial Tobacco.

•	Stock selection in the Industrials holdings also provided relative positive impact as positions in American Power Conversion, Emerson Electric Co. and Burlington Northern added significant value for the period.

•	Additional individual positions that contributed materially to positive performance were Mastercard Inc., First Marblehead Corp. and Mattel Inc.
What hurt performance over the year
•	Stock selection in the Financials, Health Care and Consumer Discretionary sectors were the primary detractors versus the benchmark during the year.

•	Strong outperformance and overweighting in the Consumer Finance industry was overshadowed by a significant underweighting in real estate and capital markets.

•	A relative overweighting and stock performance within the hospital/provider realm of Health Care also significantly detracted from relative performance. Specific holdings in this industry which struggled were Triad Hospitals, Omnicare Inc., UnitedHealth Group and Coventry Health Care.

•	Specific holdings in the Consumer Discretionary sector, Brunswick Corp., Dollar General and Weight Watchers International, detracted from the Fund’s performance.

AXA ENTERPRISE DEEP VALUE FUND

Advisor Outlook
We believe the best way to weather any downturn is to own quality companies. In the investment world, as in life, there are also many definitions of quality. To us, quality has always meant finding companies that we believe are undervalued versus the market for reasons we can understand (earnings missteps, etc), yet have in the past, and may in the future, grow earnings faster than the market, all while paying dividends or prudently managing existing cash flow. In other words, we like companies we believe have strong earnings growth prospects. Because of our investment approach, we do not spend a great deal of time thinking about how the economy might affect our holdings from a top-down perspective. In our opinion, we have positioned the Fund with a basket of well-managed companies selling at a discount to the market. Our companies exhibit strong cash flows and pay above market dividends that may benefit shareholders as the earnings cycle decelerates to more normalized levels.

Sector Weightings	% of
as of 10/31/06	Net Assets
Financials	24.8%
Health Care	14.7
Consumer Discretionary	14.3
Industrials	11.4
Consumer Staples	9.4
Utilities	8.2
Energy	6.3
Information Technology	3.8
Telecommunication Services	3.0
Materials	1.0
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled
‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,057.80	$7.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63
Class B
Actual	1,000.00	1,055.50	10.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class C
Actual	1,000.00	1,055.50	10.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class Y
Actual	1,000.00	1,060.30	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE EQUITY FUND

FUND ADVISER
➢ TCW Investment Management Company
PERFORMANCE RESULTS

Growth of a $10,000 Investment
5/1/97—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Inception
Class A Shares	(1.54)%	5.67%	3.58	%*
Class B Shares	(1.93)	5.09	3.10	*
Class C Shares	(2.09)	5.09	3.04	*
Class Y Shares	(1.05)	6.20	1.56	**
Russell 1000 Growth Index	10.84	4.07	0.92	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	0.62	**
*Date of inception 5/1/97

**Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 10/31/98, as daily index values for this time period are not available for all indexes. Since inception, 10/14/98, the average annual return for Class Y Shares is 2.47%.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Inception
Class A Shares	(6.17)%	4.66%	3.05	%*
Class B Shares	(6.84)	4.76	3.10	*
Class C Shares	(3.07)	5.09	3.04	*
Russell 1000 Growth Index	10.84	4.07	4.71	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	4.14	**
*Date of inception 5/1/97

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	Since
	Year	Years	Inception
Class A Shares	(8.32)%	5.90%	2.69	%*
Class B Shares	(9.02)	6.03	2.75	*
Class C Shares	(5.19)	6.33	2.70	*
Russell 1000 Growth Index	6.04	4.42	4.37	**
Lipper Large-Cap Growth Funds Index	2.46	3.56	3.85	**
*Date of inception 5/1/97

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned -1.54% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Growth Index, returned 10.84% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	During the 12 month period, the best results came from positions in Salesforce.com and Expeditors International.

•	Google and Cisco also made a strong contribution.

•	Pixar was acquired by Disney in 2006. The combined return of owning Pixar and the exchanged Disney shares were additive to returns.
What hurt performance over the year
•	Sector exposure generally hurt returns for most of the year.

•	Additionally, the rapid growth stocks in the Fund generally under performed their economic sector averages.

•	The worst performers were Getty Images, XM Satellite Radio, Yahoo! and Dell.
Advisor Outlook
As we look into the upcoming fiscal year we are sanguine about the prospects of our holdings. We believe the Fund is well positioned with a well diversified set of industry leading, high quality, businesses that possess sustainable competitive advantages and significant long-term growth opportunities. Moreover, current valuations imply that the risk adjusted outlook for these stocks is quite compelling.

AXA ENTERPRISE EQUITY FUND

Sector Weightings	% of
as of 10/31/06	Net Assets
Information Technology	33.9%
Financials	22.7
Health Care	22.2
Consumer Discretionary	7.8
Industrials	6.4
Energy	5.4
Consumer Staples	1.8
Cash and Other	(0.2)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$958.00	$7.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13
Class B
Actual	1,000.00	956.00	10.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class C
Actual	1,000.00	954.50	10.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class Y
Actual	1,000.00	960.80	5.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.60%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE EQUITY INCOME FUND

FUND ADVISER
➢ Boston Advisors, LLC
PERFORMANCE RESULTS
Growth of a $10,000 Investment
10/31/96—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	14.89%	9.38%	8.13%	—
Class B Shares	14.24	8.78	7.66	—
Class C Shares	14.26	8.80	—	6.70	%*
Class Y Shares	15.35	9.88	—	6.22	**
Russell 1000 Value Index	21.46	11.64	11.14	8.47	**
Lipper Equity Income Funds Index	17.98	8.94	8.55	6.27	**
*Date of inception 5/1/97

**Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 1/31/98, as daily index values for this time period are not available for all indexes. Since inception, 1/22/98, the average annual return for Class Y Shares is 6.37%.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	9.42%	8.32%	7.61%	—
Class B Shares	9.24	8.49	7.66	—
Class C Shares	13.26	8.80	—	6.70	%*
Russell 1000 Value Index	21.46	11.64	11.14	10.31	**
Lipper Equity Income Funds Index	17.98	8.94	8.55	7.94	**
*Date of inception 5/1/97

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	1.74%	7.60%	7.63%	—
Class B Shares	1.29	7.75	7.68	—
Class C Shares	5.29	8.07	—	6.47	%*
Russell 1000 Value Index	14.62	10.73	11.20	10.03	**
Lipper Equity Income Funds Index	12.09	8.37	8.47	5.94	**
*Date of inception 5/1/97

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 14.89% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Value Index, returned 21.46% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The Fund’s strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index was a positive. The shares of dividend-paying companies outperformed those of non-dividend paying companies during the twelve month period. The Fund’s value orientation was also a positive as value stocks outperformed growth stocks during the period.

•	Robust merger and acquisition activity benefited the Fund as a number of stocks held became targets of buyout or merger offers during the year. The shares of Harrah’s Entertainment, Inc. in Consumer Discretionary; Albertson’s Inc. in Consumer Staples; Kerr-McGee in Energy; BellSouth Corp. in Telecommunication Services; Providian Financial Corp. and Trizec Properties, Inc. in Financial Services; all appreciated significantly because of takeover announcements.

•	The Fund’s significant exposure to the Energy and Financial Services sectors contributed positively to returns. Energy and Financial Services were among the best performing groups of stocks over the past twelve months.

•	The Fund’s solid stock selection within these sectors also helped returns. Holdings of Exxon Mobil, Marathon Oil and Occidental Petroleum in Energy and Bank of America, Morgan Stanley, JPMorgan Chase, Lincoln National and Simon Property Group in Financial Services performed exceptionally well.

•	Stock selection elsewhere in the Fund contributed positively to returns. The shares of McDonald’s and Limited Brands in Consumer Discretionary; Molson Coors Brewing in Consumer Staples; Merck and Pfizer in Health Care; Emerson Electric and Raytheon in Industrials; and Duke Energy and TXU Corp. in Utilities all appreciated.

AXA ENTERPRISE EQUITY INCOME FUND

What hurt performance over the year
•	The Fund’s strategy of equal weighting its holdings to achieve broad diversification and minimize individual stock risk negatively impacted relative performance.

•	The Fund’s exposure to Materials was a negative largely due to unfavorable stock selection within the sector. The shares of Fresh Del Monte, Dow Chemical, Louisiana Pacific and Lubrizol all underperformed, which adversely impacted results.

•	Stock selection elsewhere in the Fund offset positive returns. The shares of Stanley Works and Whirlpool, in Consumer Discretionary; ConocoPhillips in Energy; Citigroup in Financial Services; Biovail in Health Care; General Electric and R.R. Donnelly in Industrials; and Teco Energy in Utilities all underperformed.
Advisor Outlook
The long awaited slowdown appears at hand as the impact of the Fed’s interest rate hike campaign on economic growth is having its intended effect. In this environment, the shares of larger defensive companies typically perform better than those of smaller, more economically sensitive companies. Additionally, the case for investing in larger companies is more compelling now than it has been for several years given their relative valuation and earnings outlook compared to those of smaller companies. Accordingly, we have lifted the Fund’s exposure to large-cap defensive sectors at the expense of smaller companies more leveraged to economic growth. Despite the slowdown, we believe corporate profits should continue to grow, albeit at a slower pace. The factors driving profitability — solid global demand for products and services, restrained labor inflation and efficiency gains from technology and outsourcing — are likely to continue in place, in our opinion. Corporate balance sheets remain in excellent shape, giving managers the financial flexibility to engage in shareholder friendly activities including stock buybacks, mergers and acquisitions (M&A) and dividend increases. Increased M&A activity suggests that corporations and private equity firms see value in the U.S. stock market while dividend hikes reflect confidence that a positive operating environment supporting these increases may persist for some time.

Sector Weightings	% of
as of 10/31/06	Net Assets
Financials	31.7%
Consumer Staples	11.1
Energy	9.8
Industrials	9.7
Consumer Discretionary	8.7
Health Care	8.1
Telecommunication Services	5.1
Information Technology	4.2
Materials	4.1
Utilities	4.1
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,017.50	$7.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63
Class B
Actual	1,000.00	1,014.60	10.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class C
Actual	1,000.00	1,014.80	10.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class Y
Actual	1,000.00	1,019.60	5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

FUND ADVISER
➢ AllianceBernstein L.P.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
10/1/98—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1		Since
	Year	5 Years	Incept.*
Class A Shares	27.17%	16.20%	12.31%
Class B Shares	26.50	15.56	11.68
Class C Shares	26.44	15.54	11.69
Class Y Shares	27.75	16.73	12.81
MSCI World Financial Services Index	26.76	13.75	—
Lipper Financial Services Funds Index	16.70	11.38	9.59 **
*Date of inception 10/1/98

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1		Since
	Year	5 Years	Incept.*
Class A Shares	21.13%	15.09%	11.63%
Class B Shares	21.50	15.33	11.68
Class C Shares	25.44	15.54	11.69
MSCI World Financial Services Index	26.76	13.75	—
Lipper Financial Services Funds Index	16.70	11.38	9.59 **
*Date of inception 10/1/98

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1		Since
	Year	5 Years	Incept.*
Class A Shares	18.46%	13.82%	11.36%
Class B Shares	18.72	14.04	11.40
Class C Shares	22.79	14.28	11.42
MSCI World Financial Services Index	23.27	13.05	—
Lipper Financial Services Funds Index	15.61	10.26	9.39 **
*Date of inception 10/1/98

**Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 9/30/98, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 27.17% for the year ended October 31, 2006. The Fund’s benchmark, the MSCI World Financial Services Index, returned 26.76% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The Fund’s non-US holdings were the main contributors to relative performance in this period. European insurers Munich Re, ING Groep and AGF posted strong gains driven by better than expected earnings. Munich Re results benefited from low levels of catastrophe losses as a result of a benign hurricane season. The results of ING and AGF reflect the pay-off from restructuring initiatives that both companies had undertaken.

•	The Fund’s European bank holdings also aided relative performance in the period. Their performance was driven by better than expected earnings attributable in turn to a healthy operating environment and successful restructuring initiatives. The Fund’s French bank holdings have shown good results in both their retail and their corporate and investment banking operations. Credit Suisse’s performance has been underpinned by various restructuring initiatives, central to which is the “One Bank” strategy that drives closer integration between the private banking, investment banking and asset management businesses.
What hurt performance over the year
•	The principal detractors from performance in this period were the Fund’s Japanese and US holdings. Japanese consumer finance companies Promise and Sanyo Shinpan declined on the back of unexpected regulatory change. US financial services stocks did not keep pace with their non-US peers, partly reflecting greater concerns with growth of the overall economy, inflation and interest rates

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

Advisor Outlook
We continue to rely on our research based tools to identify stocks that we believe look cheap relative to their long-term earnings power.

Sector Weightings	% of
as of 10/31/06	Net Assets
Commercial Banks	30.5%
Insurance	29.8
Diversified Financial Services	18.7
Capital Markets	6.8
Thrifts & Mortgage Finance	6.6
Real Estate	3.9
Consumer Finance	1.3
Cash and Other	2.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,044.10	$9.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.38	8.89
Class B
Actual	1,000.00	1,042.40	11.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67
Class C
Actual	1,000.00	1,041.40	11.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67
Class Y
Actual	1,000.00	1,047.20	6.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.75%, 2.30%, 2.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

FUND ADVISER
➢ TCW Investment Management Company
PERFORMANCE RESULTS

Growth of a $10,000 Investment
10/31/96—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	4.09%	3.57%	5.46%	—%
Class B Shares	3.53	2.99	4.99	—
Class C Shares	3.53	2.97	—	4.97	*
Class Y Shares	4.56	4.02	—	5.66	**
Lehman Brothers Intermediate Government Bond Index	4.47	3.48	5.50	5.37	**
Lipper General US Government Funds Index	4.38	3.44	5.33	5.07	**
*Date of inception 5/1/97

**Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. Since inception, 7/17/97, the average annual return for Class Y Shares is 5.72%.

Returns for periods greater than one year are annualized
With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	(0.87)%	2.57%	4.95%	—%
Class B Shares	(1.47)	2.64	4.99	—
Class C Shares	2.53	2.97	—	4.97	*
Lehman Brothers Intermediate Government Bond Index	4.47	3.48	5.50	5.37	**
Lipper General US Government Funds Index	4.38	3.44	5.33	5.07	**
*Date of inception 5/1/97

**Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	(2.11)%	2.69%	5.13%	—%
Class B Shares	(2.68)	2.77	5.17	—
Class C Shares	1.27	3.12	—	4.96	*
Lehman Brothers Intermediate Government Bond Index	3.54	3.70	5.63	5.36	**
Lipper General US Government Funds Index	2.88	3.81	5.49	5.05	**
*Date of inception 5/1/97

**Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 4.09% for the year ended October 31, 2006. The Fund’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 4.47% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The Fund’s allocation to the mortgage sector benefited performance, as the mortgage sector was one of the top performing sectors of the fixed market over the past 12 months.

•	Top performing Fund holdings included 30-year fixed rate Fannie Mae and Freddie Mac pass-throughs with coupons of 4.50% to 5.50%.

•	Long fixed rate agency collateralized mortgage obligations also performed well.
What hurt performance over the year
•	Returns in some of the shorter duration holdings, such as adjustable rate mortgages and fifteen year fixed rate pass-throughs, were lower than returns of some of the longer duration holdings.

•	Returns in the Ginnie Mae pass-throughs lagged those of Fannie Mae and Freddie Mac.
Advisor Outlook
The impact of the slowdown in housing on the economy has yet to be determined. The recent decline in energy prices and interest rates is expected to play an important role in stimulating growth going forward. In an environment where the Fed stays on hold, volatility may drift lower, spread product may tighten and mortgage backed securities (MBS) may

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

do well. However, with 10-year Treasury rates back down to February levels and the MBS Refinancing index moving higher, negative convexity and call risk are once again back in focus. Most of the mortgage universe is not yet refinanceable, but analysts estimate that a decline in the yield of the 10-year Treasury could initiate a significant wave of refinancing activity. We continue to emphasize structure and collateral as a means of limiting exposure to all types of prepayment rate risk.

Sector Weightings	% of
as of 10/31/06	Net Assets
U.S. Government Agencies	94.6%
Agency CMO	2.9
Cash and Other.	2.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,038.00	$6.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class B
Actual	1,000.00	1,035.20	9.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.13	9.15
Class C
Actual	1,000.00	1,035.20	9.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.13	9.15
Class Y
Actual	1,000.00	1,040.50	4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.25%, 1.80%, 1.80% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE GROWTH AND INCOME FUND

FUND ADVISER
➢ UBS Global Asset Management (Americas), Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
7/31/97—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares**	15.03%	6.02%	—%	5.69%
Class B Shares**	14.41	5.44	—	5.20
Class C Shares**	14.39	5.44	—	5.13
Class Y Shares	15.56	6.50	8.67	—
Russell 1000 Index	16.02	7.92	8.87	6.08	*
Lipper Large-Cap Core Funds Index	14.65	5.95	7.43	4.79	*
*Since Inceptions returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**Since Inception 7/17/97, the average annual return without sales charges for Class A, Class B and Class C is 5.99%, 5.49%, and 5.43%, respectively.

Returns for periods greater than one year are annualized
With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares**	9.57%	4.99%	—%	5.13%
Class B Shares**	9.41	5.11	—	5.20
Class C Shares**	13.39	5.44	—	5.13
Russell 1000 Index	16.02	7.92	8.87	6.08	*
Lipper Large-Cap Core Funds Index	14.65	5.95	7.43	4.79	*
*Since Inceptions returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.

**Since Inception 7/17/97, the average annual return with sales charges for Class A, Class B and Class C is 5.43%, 5.49%, and 5.43%, respectively.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares**	5.53%	5.03%	—%	4.78%
Class B Shares**	5.20	5.15	—	4.85
Class C Shares**	9.19	5.47	—	4.79
Russell 1000 Index	10.25	7.64	8.75	5.75	*
Lipper Large-Cap Core Funds Index	9.63	5.75	7.29	4.46	*
*Date of inception 7/17/97.

**Since Inception 7/17/97, the average annual return without sales charges for Class A, Class B and Class C is 5.64%, 5.15%, and 5.09%, respectively.

Since Inception 7/17/97, the average annual return with sales charges for Class A, Class B and Class C is 5.09%, 5.15%, and 5.09%, respectively.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 15.03% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Index, returned 16.02% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Securities and banks sectors had the greatest impact with Morgan Stanley, the top company overweight, having the greatest individual impact on performance.

•	Overweights to banks J.P. Morgan Chase and Wells Fargo also had a positive impact on returns.
What hurt performance over the year
•	A position in telecom provider Sprint Fon Group proved a detraction over the period. The Sprint/Nextel merger integration has experienced a larger number of customer losses than were expected, which has led to the sell-off in the stock.

•	Computer maker Dell also suffered over the period as sales in developed markets showed anemic growth.
Advisor Outlook
At year end, we were underweight the Energy sector, which has benefited from very strong oil prices. Our view is that crude oil prices at current levels are not sustainable, and are not supported by current fundamentals. Inventory levels are above normal, and while spare production capacity within OPEC countries is below normal, the level of spare capacity has actually increased over the past year. While oil prices dropped significantly during the third quarter, we believe the supply/demand dynamic still does not support current levels.

AXA ENTERPRISE GROWTH AND INCOME FUND

Sector Weightings	% of
as of 10/31/06	Net Assets
Financials	25.2%
Health Care	17.2
Consumer Discretionary	12.3
Information Technology	11.0
Industrials	9.3
Utilities	6.1
Energy	5.4
Consumer Staples	4.9
Telecommunication Services	3.8
Investment Company	0.3
Cash and Other	4.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,061.80	$7.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.64	7.63
Class B
Actual	1,000.00	1,059.00	10.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class C
Actual	1,000.00	1,059.00	10.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.87	10.41
Class Y
Actual	1,000.00	1,064.50	5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.50%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE HIGH-YIELD BOND FUND

FUND ADVISER
➢  Caywood-Scholl Capital Management
PERFORMANCE RESULTS
Growth of a $10,000 Investment
10/31/96—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	7.22%	7.67%	6.06%	—
Class B Shares	6.65	7.07	5.58	—
Class C Shares	6.65	7.06	—	5.17	%*
Class Y Shares	7.81	8.13	—	5.66	**
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	10.25	9.81	6.87	6.20	**
Lipper High Current Yield Bond Funds Index	9.19	9.11	5.06	4.21	*
*	Date of inception 5/1/97.
**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. Since inception, 7/25/97, the average annual return for Class Y Shares is 5.74%.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	2.09%	6.62%	5.54%	—
Class B Shares	1.65	6.76	5.58	—
Class C Shares	5.65	7.06	—	5.17	%*
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	10.25	9.81	6.87	6.20	**
Lipper High Current Yield Bond Funds Index	9.19	9.11	5.06	4.21	**
*	Date of inception 5/1/97.
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	0.28%	7.04%	5.42%	—
Class B Shares	(0.23)	7.17	5.46	—
Class C Shares	3.71	7.47	—	5.09	%*
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	7.90	10.13	6.83	6.59	**
Lipper High Current Yield Bond Funds Index	6.75	9.29	4.96	4.75	**
*	Date of inception 5/1/97.
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 7.22% for the year ended October 31, 2006. The Fund’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned 10.25% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Credit selection within the Telecommunications sector benefited the Fund. Specifically, holdings in Dobson Cellular, Hawaiian Telecom, Time Warner Telecom, and Windstream had a positive impact on performance.

•	Large positions in Ford Motor Credit and General Motors Acceptance Corporation enhanced returns as the market discounted their enhanced liquidity positions.

•	The underweighting of the Energy, Health Care and home construction industries added to relative returns.

•	There were no defaults in the Fund over the past twelve months. The lack of defaults had a positive impact toward maintaining principal value in the Fund.
What hurt performance over the year
•	The most significant negative was an underweighting of General Motors and Ford.

•	The triple C sector of the market has outperformed the higher quality sectors of the market over the past 12 months. The Fund’s emphasis on the higher quality portions of the market hurt relative performance.

•	Over the past six months, efforts were made to increase the Portfolio’s coupon flow. The lower investment carry afforded by the higher quality bonds hindered returns.

AXA ENTERPRISE HIGH-YIELD BOND FUND

Advisor Outlook
Since mid-spring, in recognition of the strong fundamentals and technicals within the high yield market, we have increased the Fund’s exposure to several credits that in our opinion offer superior risk/reward characteristics. Included within this group are Charter Communications, Ford Motor Credit, Intelsat, and RH Donnelley. These positions have had a positive influence on the total return potential of the Fund.

Sector Weightings	% of
as of 10/31/06	Net Assets
Long-Term Debt Securities	94.3%
Common Stocks	0.2
Warrants	0.1
Cash and Other	5.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,037.50	$6.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class B
Actual	1,000.00	1,034.70	9.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40
Class C
Actual	1,000.00	1,035.80	9.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40
Class Y
Actual	1,000.00	1,041.00	4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.30%, 1.85%, 1.85% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

FUND ADVISER
➢  Wentworth, Hauser, and Violich, Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
10/31/96–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	24.79%	9.03%	3.88%	—%
Class B Shares	24.17	8.41	3.35	—
Class C Shares	24.07	8.38	—	2.65	*
Class Y Shares	25.35	9.49	4.29	—
MSCI EAFE Index	27.52	14.56	7.34	7.56	**
Lipper International Funds Index	27.27	14.91	8.67	8.19	**
*	Date of inception 5/1/97.
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	18.86%	7.97%	3.37%	—%
Class B Shares	19.17	8.11	3.35	—
Class C Shares	23.07	8.38	—	2.65	*
MSCI EAFE Index	27.52	14.56	7.34	7.56	**
Lipper International Funds Index	27.27	14.91	8.67	8.19	**
*	Date of inception 5/1/97.
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Incept.
Class A Shares	8.16%	7.20%	2.72%	—%
Class B Shares	8.02	7.29	2.70	—
Class C Shares	12.00	7.56	—	2.03	*
MSCI EAFE Index	19.16	14.26	6.82	7.20	**
Lipper International Funds Index	19.28	14.70	8.24	7.85	**
*	Date of inception 5/1/97.
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 24.79% for the year ended October 31, 2006. The Fund’s benchmark, the MSCI EAFE Index, returned 27.52% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The primary areas of strength included superior stock selection and relative overweighting of the Materials sector. The largest positive contributors in the Materials sector on a relative basis were Inco Ltd. (nickel), Aracruz Celulose (paper), Potash Corp. of Saskatchewan and Teck Cominco Ltd. (fertilizers).

•	Tenaris SA (oilfield services), Woodside Petroleum and Suncor Energy Inc. were the best performing stocks in the Energy sector.

•	An underweight position relative to the benchmark in the Information Technology sector also added to performance.
What hurt performance over the year
•	Fund overweighting in the underperforming Energy sector detracted from performance. Nabors Industries, Noble Corp., GlobalSantaFe Corp., Transocean Inc., Weatherford International, and Talisman Energy Inc. were among the weak energy holdings.

•	Fund underweighting of the superior performing Financial and Utilities sectors subtracted from relative performance.

•	Ingersoll-Rand (machinery) experienced a price decline in the Industrials sector.

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

Advisor Outlook*
Our top-down investment style overweights what we believe are the most attractive global economic sectors and underweights the least attractive sectors. The sector strategy is based on identifying the grand investment supercycle growth trends we project over the long-term. Almost every country on the planet has adopted capitalism since the fall of communism. The spread of capitalism to the outer limits of the world’s geography and the reduction of global trade barriers have created Globalization, a one-world synchronized economy in which nations grow together and demand energy and natural resources simultaneously to fuel their economic growth. This is a new global economic phenomenon which we expect to last many years as global free trade and the growth of emerging markets such as China and India are in its infancy. The primary long-term beneficiaries of this new global economic architecture we expect to be the three sectors we favor: Energy, Materials and Industrials.
* Wentworth, Hauser and Violich, Inc., became subadvisor to the Fund on January 17, 2006.

Sector Weightings	% of
as of 10/31/06	Net Assets
Energy	36.5%
Materials	29.8
Industrials	12.1
Consumer Staples	5.9
Financials	5.4
Health Care	0.9
Utilities	0.6
Cash and Other	8.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$970.80	$9.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.88	9.40
Class B
Actual	1,000.00	968.60	11.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.11	12.18
Class C
Actual	1,000.00	968.20	11.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.11	12.18
Class Y
Actual	1,000.00	972.80	6.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.85%, 2.40%, 2.40% and 1.40%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE LARGE CAP GROWTH FUND

FUND ADVISER
➢  Ark Asset Management Co., Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
7/1/99—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.
Class A Shares	4.42%	1.68%	6.43	%*
Class B Shares	3.95	1.13	5.85	*
Class C Shares	3.95	1.12	5.83	*
Class Y Shares	4.95	2.09	6.87	**
Russell 1000 Growth Index	10.84	4.07	(2.50)	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	(3.15)	**
Lipper Multi-Cap Growth Funds Index†	12.11	6.36	0.41	**
*	Date of inception 7/1/99
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.
†	In 2006, the Investment Manager revised the Fund’s market index to be the Lipper Large-Cap Growth Funds Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.
Class A Shares	(0.52)%	0.68%	5.72	%*
Class B Shares	(1.05)	0.74	5.85	*
Class C Shares	2.95	1.12	5.83	*
Russell 1000 Growth Index	10.84	4.07	(2.50)	**
Lipper Large-Cap Growth Funds Index	6.23	3.34	(3.15)	**
Lipper Multi-Cap Growth Funds Index†	12.11	6.36	0.41	**
*	Date of inception 7/1/99
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.
†	In 2006, the Investment Manager revised the Fund’s market index to be the Lipper Large-Cap Growth Funds Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	Since
	Year	Years	Incept.
Class A Shares	(3.17)%	1.21%	5.74	%*
Class B Shares	(3.84)	1.28	5.88	*
Class C Shares	0.12	1.63	5.85	*
Russell 1000 Growth Index	6.04	4.42	(2.99)	**
Lipper Large-Cap Growth Funds Index	2.46	3.56	(3.58)	**
Lipper Multi-Cap Growth Funds Index†	5.72	6.98	(0.14)	**
*	Date of inception 7/1/99
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 6/30/99, as daily index values for this time period are not available for all indexes.
†	In 2006, the Investment Manager revised the Fund’s market index to be the Lipper Large-Cap Growth Funds Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 4.42% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Growth Index, returned 10.84% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Both stock selection and a Fund overweight in the Energy sector benefited performance. Schlumberger Ltd. and Halliburton Co. were top individual contributors in the sector.

•	Akamai Technologies Inc. has benefited from strong demand for video streaming over the Internet as more people watch, listen and download content. The company has been a main beneficiary due to their ability to smooth the content being viewed. Strong demand for their services has led to solid pricing, which has driven better than expected revenues and earnings along with a higher share price.

•	Google has helped performance as the company continues to gain share from competitors in online advertising through their dominant search engine.

•	Strong stock selection in retail holdings (Consumer Discretionary), Kohl’s and Sears Holdings added to performance, as these issues generated positive returns on better than expected results.
What hurt performance over the year
•	Stock selection in the Health Care sector was the largest detractor from the Fund’s return versus the benchmark. Cardinal Health Inc. was the largest relative detractor in the sector. Omnicare Inc. underperformed due to a government report that was critical of long-term care facilities and will likely effect reimbursement going forward. In addition, Omnicare was forced into honoring less profitable contract terms as a result of the merger between PacificCare and UnitedHealth Group.

AXA ENTERPRISE LARGE CAP GROWTH FUND

•	Comparative stock selection in Information Technology also detracted from results. Qualcomm has been one of the largest negative contributors to performance in the Fund. Investors have been worried about the outcome of a contract dispute with Nokia. Worries over decreased carrier spending and modest market share loss to competitors drove Juniper Networks’ stock price down. Corning has hurt performance over the last year largely due to poor pricing in the LCD business.

•	Urban Outfitters has underperformed and hurt results due to poor comparative store sales and high inventories of older merchandise that was not reduced as quickly as expected. Consumer Discretionary holding Boyd Gaming Corp. also detracted from results.

•	Both stock selection and a Fund underweight in the Industrials sector detracted from performance.
Advisor Outlook*
We remain moderately bullish on equities for the final quarter of the year, as we believe many of the headwinds that impacted stocks for the first seven months of the year have begun to subside. The threat of higher inflation has ebbed as many commodity prices such as metals and energy have backed off their highs. In addition, the Fed has held interest rates steady as early indications of a soft economic landing are taking shape. Lastly, geopolitical tensions have lessened somewhat from their fever pitch a few months ago. We believe a soft landing characterized by modest interest rates and inflation held in check would be a positive backdrop for the stock market and growth stocks, in particular, to move higher. We believe that by adhering to our investment philosophy of investing in companies we anticipate will benefit from change and that we believe are likely to exceed investors’ expectations, we will add value for our clients over the long run.
* Ark Asset Management Co., Inc., became subadvisor to the Fund on March 16, 2006.

Sector Weightings	% of
as of 10/31/06	Net Assets
Information Technology	44.2%
Health Care	15.8
Consumer Discretionary	10.7
Industrials	9.7
Consumer Staples	8.0
Financials	8.0
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$986.70	$8.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.14	8.13
Class B
Actual	1,000.00	983.70	10.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class C
Actual	1,000.00	984.60	10.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.37	10.92
Class Y
Actual	1,000.00	988.60	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.60%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE MONEY MARKET FUND

FUND ADVISER
➢  The Dreyfus Corporation
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 4.32% for the year ended October 31, 2006. The Fund’s benchmark, the 30-Day T-Bill, returned 4.62% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
For most of the fiscal year ended October 31, 2006, the Federal Reserve continued on the monetary policy-tightening course it had begun in 2004. At the first 6 Federal Open Market Committee meetings during the year, the Fed raised the overnight federal funds rate, moving it from 4.00% at the beginning of the period up to 5.25% by the conclusion of the June meeting. Overall economic activity was strong with healthy monthly employment growth and relatively low rates of unemployment.
The outlook for inflation was more worrisome. While the sharp run-up in energy prices made most of the headlines, there were also significant price increases in many other base commodity prices. The continued growth in the U.S. combined with signs of economic recoveries in Europe and Japan and the explosion of growth in China and India led to fears of higher price levels becoming embedded into the core rate of inflation.
Despite their worry about inflation, the Fed at its August meeting decided to take no policy action. By that time it had become clear that U.S. economic growth was slowing, led by a downturn in the residential housing market. The Fed also cited the inherent lag in monetary policy which was beginning to have an effect after two years of tightening.
Advisor Outlook
The Fed has stated that future policy actions will depend on incoming data. It remains to be seen how the housing slowdown affects overall consumer behavior. Any steep drop in consumer-driven economic activity could cause the Fed to reverse some of their last tightening steps. Conversely, while the energy markets have retreated from their recent peaks, production disruptions remain a threat. Any ensuing commodity price increases could lead to higher core inflation levels, which might necessitate an appropriate tightening response on the part of the Fed. After the Fed paused in its tightening, we did some extension of our maturities as we expect the Fed to remain on hold for the balance of 2006.

Sector Weightings	% of
as of 10/31/06	Net Assets
Commercial Paper	82.1%
Variable Rate Securities	12.4
Certificates of Deposit	4.2
Time Deposits	2.6
Cash and Other	(1.3)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AXA ENTERPRISE MONEY MARKET FUND

EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,024.10	$3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class B
Actual	1,000.00	1,024.10	3.57
Hypothetical (5% average annual return before expenses)	1,000.0	1,021.68	3.57
Class C
Actual	1,000.00	1,024.10	3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class Y
Actual	1,000.00	1,024.10	3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 0.70%, 0.70%, 0.70% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SHORT DURATION BOND FUND

FUND ADVISER
➢  BlackRock Financial Management, Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
11/29/02—10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	Since
	Year	Incept.*
Class A Shares	3.91%	2.53%
Class B Shares	3.14	1.77
Class C Shares	3.15	1.76
Class Y Shares	4.17	2.77
Lehman Brothers 1-3 Year Government/Credit Index	4.38	2.71	**
Lipper Short-Intermediate Investment Grade Index	4.40	3.35	**
*	Date of inception 11/29/02
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	Since
	Year	Incept.*
Class A Shares	0.24%	1.61%
Class B Shares	(1.86)	1.04
Class C Shares	2.15	1.76
Lehman Brothers 1-3 Year Government/Credit Index	4.38	2.71	**
Lipper Short-Intermediate Investment Grade Index	4.40	3.35	**
*	Date of inception 11/29/02
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	Since
	Year	Incept.
Class A Shares	(0.33)%	1.52%
Class B Shares	(2.42)	0.96
Class C Shares	1.56	1.70	*
Lehman Brothers 1-3 Year Government/Credit Index	3.90	2.66	**
Lipper Short-Intermediate Investment Grade Index	3.35	3.28	**
*	Date of inception 11/29/02
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/92, as daily index values for this time period are not available for all indexes.

Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 3.91% for the year ended October 31, 2006. The Fund’s benchmark, the Lehman Brothers 1-3 Year Government /Credit Index, returned 4.38% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The Fund’s relatively neutral-to-lower duration enhanced the performance versus the benchmark for the first three quarters of the fiscal year. A neutral-to-lower duration versus the benchmark in the last quarter of the annual period also had a positive effect on the relative return.

•	A meaningful overweight to financial securities within the corporate sector enhanced the Fund’s relative performance.
What hurt performance over the year
•	The Fund’s sizable allocation to U.S. Treasury bonds, albeit at a significant underweight relative to the benchmark, detracted from the comparative performance.

•	A significant overweight in the lower end of the investment-grade credit quality spectrum (A and BBB rated) had a somewhat negative impact on the relative return for the period.
Advisor Outlook
Economic progression from the peak phase to the contractionary phase of the business cycle is generally characterized by rising volatility in credit spreads (with widening the dominant trend), a steepening yield curve, a shift in relative outperformance to more non-cyclical sectors, and a general decline in interest rates. Concurrent with this is a trend of slowing economic growth. While not all these characteristics have manifested themselves yet, we have positioned the Fund increasingly for this next

AXA ENTERPRISE SHORT DURATION BOND FUND

phase in the cycle. There recently have been macroeconomic data that provide some evidence of a gradually weakening economy.

Sector Weightings	% of
as of 10/31/06	Net Assets
Asset-Backed and Mortgage-Backed Securities	41.1%
Government Securities	35.3
Corporate Bonds	15.8
Cash and Other	7.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,026.90	$4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class B
Actual	1,000.00	1,023.00	8.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39
Class C
Actual	1,000.00	1,023.00	8.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39
Class Y
Actual	1,000.00	1,028.20	3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 0.90%, 1.65%, 1.65% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

FUND ADVISER
➢ Eagle Asset Management, Inc.
PERFORMANCE RESULTS
Growth of a $10,000 Investment
7/31/97–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares**	23.15%	7.06%	—%	4.94%
Class B Shares**	22.40	6.46	—	4.40
Class C Shares**	22.48	6.47	—	4.36
Class Y Shares	23.71	7.54	6.46	—
Russell 2000 Growth Index	17.07	9.51	5.15	3.90	*
Lipper Small-Cap Growth Funds Index	12.57	8.36	6.87	5.99	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.
**	Since Inception 7/17/97, the average annual return without sales charges for Class A, Class B, and Class C is 5.06%, 4.51%, and 4.47%, respectively.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares**	17.29%	6.02%	—%	4.39%
Class B Shares**	17.40	6.14	—	4.40
Class C Shares**	21.48	6.47	—	4.36
Russell 2000 Growth Index	17.07	9.51	5.15	3.90	*
Lipper Small-Cap Growth Funds Index	12.57	8.36	6.87	5.99	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes. The Russell 2000 Growth index (benchmark for the AEFT Small Co. Growth Fund) had an annualized ROR of 2.57% between 7/17/97 and 10/ 31/05.
**	Since Inception 7/17/97, the average annual return with sales charges for Class A, Class B, and Class C is 4.51%, 4.51%, and 4.47%, respectively.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares**	6.35%	6.88%	—%	3.96%
Class B Shares**	6.02	7.01	—	3.97
Class C Shares**	10.09	7.33	—	3.93
Russell 2000 Growth Index	5.88	10.15	—	3.23	*
Lipper Small-Cap Growth Funds Index	4.06	8.94	—	5.53	*

*	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 7/31/97, as daily index values for this time period are not available for all indexes.
**	Since Inception 7/17/97, the average annual return without sales charges for Class A, Class B, and Class C is 4.63%, 4.08%, and 4.04%, respectively.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 23.15% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 2000 Growth Index, returned 17.07% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Strong relative and absolute performance for the year was driven by takeover activity in the small-cap space.

•	The Fund had several significant takeouts during the year, including Delta & Pine, msystems, NS Group and Aleris International, the last of which entered into a definitive merger agreement with a private-equity firm.

•	The top-contributing sectors on both a relative and absolute basis were Materials, Industrials and Information Technology.

•	Materials benefited from strong stock selection and a slightly overweight posture.

•	Led by Corrections Corp of America, the Fund also benefited from strong stock selection in Industrials. Other top contributors in the space included commercial services stock Duratek (a takeout target earlier in the year) and electrical equipment company General Cable.

•	In the Technology space, top performers were software stocks FactSet Research Systems and Ansys, electronic equipment company OYO Geospace and semiconductor stock Integrated Device Technology.
What hurt performance over the year
•	The worst-performing sector on a relative basis was Health Care, though the Fund did have positive absolute returns in the group. The Fund was underweight and significantly lagged benchmark returns in the biotechnology industry. Poor performers included deCODE genetics and Ariad Pharmaceuticals.

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

Advisor Outlook
Although high storage levels have recently pressured commodity prices and stocks in the Energy sector, we continue to expect a sustained period of higher energy prices (as compared to a few years ago). At year end, as the industry struggles to grow oil production, we are exposed to companies that should benefit from the trend toward deepwater exploration. The fourth quarter is seasonally the strongest for both consumer and enterprise focused technology companies. Consumer electronics products could see strong demand this holiday season. Enterprise spending could see an increase during the fourth quarter as many companies may have under-spent earlier in the year. The outlook for the near-term appears to suggest continued strength across all equity classes. Prevailing thought is that the economy will continue to show a mid-cycle slowdown and inflation will remain under control. As always, investors need to be concerned about overly-positive sentiment, slowing economic growth and the ever present possibility of a negative macroeconomic event.

Sector Weightings	% of
as of 10/31/06	Net Assets
Information Technology	27.8%
Health Care	20.3
Consumer Discretionary	17.3
Industrials	11.4
Financials	8.2
Energy	7.7
Materials	4.8
Consumer Staples	1.4
Cash and Other	1.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ''Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$998.20	$8.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39
Class B
Actual	1,000.00	995.50	11.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.12	11.17
Class C
Actual	1,000.00	995.50	11.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.12	11.17
Class Y
Actual	1,000.00	1,000.60	6.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.65%, 2.20%, 2.20% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SMALL COMPANY VALUE FUND

FUND ADVISER
➢ GAMCO Asset Management, Inc.
PERFORMANCE RESULTS

Growth of a $10,000 Investment
10/31/96–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	19.38%	14.23%	13.27%	—
Class B Shares	18.73	13.59	12.76	—
Class C Shares	18.71	13.60	—	12.35	%*
Class Y Shares	19.94	14.72	13.81	—
Russell 2000 Value Index	22.90	17.52	13.81	13.43	**
Lipper Small-Cap Value Funds Index	17.83	16.82	13.10	13.03	**

*	Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	13.74%	13.14%	12.73%	—
Class B Shares	13.73	13.35	12.76	—
Class C Shares	17.71	13.60	—	12.35	%*
Russell 2000 Value Index	22.90	17.52	13.81	13.43	**
Lipper Small-Cap Value Funds Index	17.83	16.82	13.10	13.03	**

*	Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	4.41%	12.04%	12.12%	—
Class B Shares	4.03	12.26	12.14	—
Class C Shares	7.98	12.52	—	11.81	%*
Russell 2000 Value Index	14.01	16.96	13.38	12.96	**
Lipper Small-Cap Value Funds Index	9.72	16.87	12.71	12.65	**

*	Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 4/30/97, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 19.38% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 2000 Value Index, returned 22.90% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The primary area of strength included stock selection and weighting in the Industrial and Materials sectors. Strongest performers included Robbins & Meyers, Inc., AAR Corp., Sequa Corp., and Gorman Rupp.

•	Gaming stocks were top performers, led by Aztar (owner of the Tropicana Resorts). Aztar was the subject of a bidding war; Kerzner International (owner of Atlantis) agreed to a going private transaction, and Dover Downs rose as well.

•	While underweight in Energy, the positions in the Fund were stellar performers. Utilities were also strong, and the Fund had an overweight position in that sector. Stocks such as Allegheny Energy, Oneok Inc., W-H Energy Services and SJW Corp were positive contributors to performance.

•	This October, the Dolan family announced it would take Cablevision private, after already making a cash distribution in April of this year. The company provides cable TV, Internet and telephone service to over three million subscribers in the lucrative New York metropolitan area.

•	Telecommunications stocks were strong performers, notably Vimpel and Atlantic Tele Network. The Fund had an overweighted position in Telecom companies.
What hurt performance over the year
•	The Fund’s underexposure in Information Technology hurt performance relative to the benchmark.

AXA ENTERPRISE SMALL COMPANY VALUE FUND

•	An overweight position in Consumer Discretionary stocks detracted from performance, as many of these holdings performed poorly. Small group broadcasters were a sore spot, with the growth of Internet advertising diverting dollars from these companies.

•	A slowing housing market negatively impacted several holdings in manufactured and recreational housing.
Advisor Outlook
Lower energy prices and the moderation of interest rates have led to positive market trends. On the negative side of the ledger, the housing bubble seems to have decisively burst with home sale prices down in many key markets. On balance, we expect economic growth to moderate for the remainder of the year. Increased capital spending, non-residential construction, and exports driven by stronger economies in Asia and Europe may aid corporate earnings as the American consumer takes a well-advised breather. Geopolitical gridlock could lead to two years of worry on Wall Street. Overall, looking out to 2007, we see the economy strengthening and interest rates below their peak.

Sector Weightings	% of
as of 10/31/06	Net Assets
Industrials	32.1%
Consumer Discretionary	21.8
Materials	9.9
Consumer Staples	8.8
Utilities	8.5
Telecommunication Services	5.4
Financials	4.9
Health Care	3.9
Information Technology	3.6
Energy	0.6
Cash and Other	0.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,039.40	$8.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.19
Class B
Actual	1,000.00	1,036.60	11.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.32	10.97
Class C
Actual	1,000.00	1,037.30	11.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.32	10.97
Class Y
Actual	1,000.00	1,042.40	5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.90

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.61%, 2.16%, 2.16% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND
FUND ADVISER
➢ Brandywine Global Investment Management LLC*
PERFORMANCE RESULTS

Growth of a $10,000 Investment
9/30/00–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.*
Class A Shares	20.04%	7.97%	3.17%
Class B Shares	19.33	7.35	2.60
Class C Shares	19.34	7.39	2.59
Class Y Shares	20.55	8.46	3.63
Russell 1000 Value Index	21.46	11.64	7.65
Lipper Large-Cap Value Index	18.41	8.51	4.11
Lipper Global Funds Index†	20.75	10.78	3.63
MSCI World Index†	21.32	10.39	3.05

*	Date of inception 9/30/00

†	In 2006, the Investment Manager revised the Fund’s market indices to be the Russell 100 Value Index and the Lipper Large-Cap Value Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	Since
	Year	Years	Incept.*
Class A Shares	14.34%	6.93%	2.34%
Class B Shares	14.33	7.05	2.60
Class C Shares	18.34	7.39	2.59
Russell 1000 Value Index	21.46	11.64	7.65
Lipper Large-Cap Value Index	18.41	8.51	4.11
Lipper Global Funds Index†	20.75	10.78	3.63
MSCI World Index†	21.32	10.39	3.05

*	Date of inception 9/30/00

†	In 2006, the Investment Manager revised the Fund’s market indices to be the Russell 100 Value Index and the Lipper Large-Cap Value Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1		Since
	Year	5 Years	Incept.*
Class A Shares	7.88%	6.55%	1.80%
Class B Shares	7.67	6.65	1.92
Class C Shares	11.67	7.01	2.07
Russell 1000 Value Index	14.62	10.73	7.19
Lipper Large-Cap Value Index	12.59	8.01	3.66
Lipper Global Funds Index†	14.36	10.62	3.14
MSCI World Index†	19.16	14.26	5.64

*	Date of inception 9/30/00

†	In 2006, the Investment Manager revised the Fund’s market indices to be the Russell 100 Value Index and the Lipper Large-Cap Value Index, which more closely reflects the securities in which the Fund invests.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 20.04% for the year ended October 31, 2006. The Fund’s benchmark, the Russell 1000 Value Index, returned 21.46% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	Both stock selection and an underweight in the Utilities sector contributed to relative performance. OGE Energy Corp. and Idacrop Inc. were notable contributors in the sector.

•	Stock selection in both the Financials and Industrials sectors was strong. Kookmin, a Financials sector holding, was the leading relative individual contributor. Merrill Lynch & Co. Inc. was also key in the sector. Roper was the leading Industrial sector contributor.

•	Other notable individual contributors included Energy sector holding Weatherfor International and Information Technology holding Cysco Systems Inc.
What hurt performance over the year
•	Stock selection in the Materials sector was the weakest area of the Fund. Stock selection in Health Care was also a detractor.

•	Consumer Staples holding Wal Mart Stores Inc. was the leading individual detractor from relative performance. An overweight position in the sector also detracted.

•	Aflac Inc. and Boston Scientific Corp. were also detractors, as well as not holding benchmark components Exxon Mobil Corp. and Bellsouth Corp.
Advisor Outlook
* Brandywine Global Investment Management, LLC became subadvisor to the Fund on March 16, 2006

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

Sector Weightings	% of
as of 10/31/06	Net Assets
Financials	31.1%
Information Technology	10.9
Consumer Discretionary	9.2
Energy	9.1
Industrials	9.1
Materials	8.3
Utilities	6.2
Telecommunication Services	5.1
Health Care	5.0
Consumer Staples	3.6
Cash and Other	2.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,033.50	$8.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.38	8.89
Class B
Actual	1,000.00	1,030.90	11.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67
Class C
Actual	1,000.00	1,030.90	11.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.61	11.67
Class Y
Actual	1,000.00	1,036.20	6.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.75%, 2.30%, 2.30% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

FUND ADVISER
➢ MBIA Capital Management Corp.
PERFORMANCE RESULTS
Growth of a $10,000 Investment
10/31/96–10/31/06
Investment in Class A Shares

Without Sales Charge
(non-standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	4.16%	3.83%	4.62%	—
Class B Shares	3.59	3.28	4.16	—
Class C Shares	3.59	3.30	—	4.13	%*
Class Y Shares	4.63	4.33	—	4.57	**
Lehman Brothers Municipal Bond Index	5.75	5.05	5.85	5.27	**
Lipper General Muni Debt Funds Index	6.06	4.83	5.32	4.69	**

*	Date of inception 5/1/97
**	Since Inception returns shown for Class Y Shares and the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes. Since inception, 11/17/98, the average annual return for Class Y Shares is 4.62%.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 10/31/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	(0.79)%	2.83%	4.11%	—
Class B Shares	(1.40)	2.92	4.16	—
Class C Shares	2.59	3.30	—	4.13	%*
Lehman Brothers Municipal Bond Index	5.75	5.05	5.85	5.27	**
Lipper General Muni Debt Funds Index	6.06	4.83	5.32	4.69	**

*	Date of inception 5/1/97
**	Since Inception returns shown the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized

With Sales Charge
(standardized average annual returns)
as of 9/30/06

	1	5	10	Since
	Year	Years	Years	Inception
Class A Shares	(1.96)%	2.99%	4.17%	—
Class B Shares	(2.54)	3.09	4.21	—
Class C Shares	1.40	3.44	—	4.13	%*
Lehman Brothers Municipal Bond Index	4.45	5.17	5.90	5.24	**
Lipper General Muni Debt Funds Index	4.75	4.91	5.37	4.65	**

*	Date of inception 5/1/97
**	Since Inception returns shown for the Indexes in the table above are calculated using an inception date of 11/30/98, as daily index values for this time period are not available for all indexes.
Returns for periods greater than one year are annualized
Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”
Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.
PERFORMANCE SUMMARY
The Fund’s Class A shares returned 4.16% for the year ended October 31, 2006. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned 5.75% over the same period.
Fund Highlights
Fiscal Year Ended October 31, 2006
What helped performance over the year
•	The Fund had a higher concentration in the Housing sector than the benchmark, which was a positive since this sector outperformed the general market during the period.

•	The Fund’s higher concentration versus the benchmark in Colorado, Illinois, South Carolina and South Dakota all were positives as these states outperformed.

•	The Fund’s lower concentration to New York also helped as that state underperformed the general benchmark.
What hurt performance over the year
•	The Fund’s duration was generally shorter than the benchmark for the period, which was a negative for the Fund as municipal interest rates generally trended down during the period and longer maturing assets outperformed.

•	The Fund’s underweight versus the benchmark in the long end of the curve (22 years or longer), which was the best performing maturity sector on the curve for the period, hurt performance.

•	The Fund’s focus on high quality investments was a negative to performance as lower rated and more credit sensitive sectors outperformed higher quality assets for the period.

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

Advisor Outlook
At year end, the Fund was defensively positioned with a shorter duration and a higher credit profile than the benchmark. We expect interest rates to move higher and high quality assets to perform well in such an environment.

Sector Weightings	% of
as of 10/31/06	Net Assets
Florida	14.3%
Illinois	11.9
Texas	11.9
Colorado	7.5
Nevada	6.4
California	5.7
South Carolina	5.7
Missouri	5.0
Alabama	4.7
Michigan	4.7
New York	4.7
Ohio	4.5
South Dakota	4.5
Utah	4.4
Washington	2.6
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:
As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Trust), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2006 and held for the entire six-month period.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
EXAMPLE

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period*
	Value	Value	5/1/06 -
	5/1/06	10/31/06	10/31/06

Class A
Actual	$1,000.00	$1,029.40	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class B
Actual	1,000.00	1,026.50	8.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39
Class C
Actual	1,000.00	1,026.50	8.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.89	8.39
Class Y
Actual	1,000.00	1,031.70	3.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.10%, 1.65%, 1.65% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (27.2%)
Automobiles (3.0%)
Toyota Motor Corp. (ADR)	102,596	$12,106,328

Hotels, Restaurants & Leisure (12.7%)
Four Seasons Hotels, Inc.^	123,438	7,917,313
Las Vegas Sands Corp.*^	116,183	8,853,145
MGM MIRAGE*^	251,948	10,838,803
Starbucks Corp.*	182,759	6,899,152
Station Casinos, Inc.^	51,077	3,079,943
Wynn Resorts Ltd.*^	46,474	3,417,698
Yum! Brands, Inc.	163,697	9,733,424

		50,739,478

Household Durables (2.2%)
KB Home^	93,246	4,190,475
Lennar Corp., Class A	94,255	4,475,228

		8,665,703

Media (4.6%)
Comcast Corp., Class A*	446,314	18,151,590

Multiline Retail (2.0%)
Target Corp.	135,984	8,047,533

Specialty Retail (2.7%)
Lowe’s Cos., Inc.	351,276	10,587,459

Total Consumer Discretionary.		108,298,091

Consumer Staples (6.9%)
Beverages (1.9%)
Heineken N.V. (ADR)	249,757	5,644,508
PepsiCo, Inc.	29,451	1,868,372

		7,512,880

Food Products (0.8%)
Archer-Daniels-Midland Co.	81,804	3,149,454

Household Products (4.2%)
Procter & Gamble Co.	263,577	16,708,146

Total Consumer Staples		27,370,480

Energy (2.2%)
Energy Equipment & Services (2.2%)
Schlumberger Ltd.	139,659	8,809,690

Total Energy		8,809,690

Financials (18.6%)
Capital Markets (12.1%)
Goldman Sachs Group, Inc.	93,880	17,817,485
Lehman Brothers Holdings, Inc.	174,975	13,620,054
UBS AG (Registered)	280,140	16,763,578

		48,201,117

Commercial Banks (4.2%)
Industrial & Commercial Bank of China Ltd., Class H*§	17,537,000	7,844,061
Wells Fargo & Co.	249,541	9,055,843

		16,899,904

Insurance (1.3%)
Genworth Financial, Inc., Class A	153,615	5,136,886

Real Estate Management & Development (1.0%)
CB Richard Ellis Group, Inc., Class A*	36,829	1,105,975
St. Joe Co.^	52,387	2,817,373

		3,923,348

Total Financials		74,161,255

Health Care (14.6%)
Biotechnology (8.3%)
Amylin Pharmaceuticals, Inc.*^	136,998	6,022,432

	Number of	Value
	Shares	(Note 1)

Genentech, Inc.*	249,257	$20,763,108
Genzyme Corp.*	91,865	6,201,806

		32,987,346

Health Care Providers & Services (6.3%)
UnitedHealth Group, Inc.	520,828	25,405,990

Total Health Care		58,393,336

Industrials (16.7%)
Aerospace & Defense (6.7%)
General Dynamics Corp.	164,398	11,688,698
Lockheed Martin Corp.	93,126	8,095,443
United Technologies Corp.	104,928	6,895,868

		26,680,009

Air Freight & Logistics (4.1%)
FedEx Corp.	144,176	16,513,919

Road & Rail (5.9%)
Burlington Northern Santa Fe Corp.	178,174	13,813,830
Union Pacific Corp.	106,300	9,633,969

		23,447,799

Total Industrials		66,641,727

Information Technology (4.6%)
Communications Equipment (3.2%)
Cisco Systems, Inc.*	363,032	8,759,962
Motorola, Inc.	176,431	4,068,499

		12,828,461

Semiconductors & Semiconductor Equipment (1.4%)
Texas Instruments, Inc.	177,144	5,346,206

Total Information Technology		18,174,667

Materials (2.5%)
Chemicals (2.5%)
Monsanto Co.	204,706	9,052,099
Praxair, Inc.	17,570	1,058,593

Total Materials		10,110,692

Telecommunication Services (2.0%)
Wireless Telecommunication Services (2.0%)
America Movil S.A. de C.V. (ADR)	160,395	6,876,134
China Mobile Ltd.	125,000	1,015,391

Total Telecommunication Services		7,891,525

Total Common Stocks (95.3%)
(Cost $301,886,798)		379,851,463

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (7.4%)
Cantor Fitzgerald & Co., Repurchase Agreement 5.32%, 11/1/06 (r)	$29,651,023	29,651,023

Time Deposit (6.8%)
JPMorgan Chase Nassau 4.77%, 11/1/06	26,949,713	26,949,713

Total Short-Term Investments (14.2%)
(Amortized Cost $56,600,736)		56,600,736

Total Investments (109.5%)
(Cost/Amortized Cost $358,487,534)		436,452,199
Other Assets Less Liabilities (-9.5%)		(37,904,863)

Net Assets (100%)		$398,547,336

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2006, the market value of these securities amounted to $7,844,061 or 1.97% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: ADR — American Depositary Receipt

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$251,589,319
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$244,260,800
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,885,622
Aggregate gross unrealized depreciation	(3,993,542)

Net unrealized appreciation	$77,892,080

Federal income tax cost of investments	$358,560,119

At October 31, 2006, the Fund had loaned securities with a total value $28,942,913. This was secured by collateral of $29,651,023 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
The Fund has a net capital loss carryforward of $28,608,178 of which $3,326,309 expires in the year 2009 and $25,281,869 expires in the year 2010.
Included in the capital loss carryforward amounts are $3,338,500 of losses acquired from the Enterprise Health Care Fund as a result of a tax-free reorganization. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use in future years.
The Fund utilized $24,778,068 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (14.3%)
Automobiles (0.5%)
Winnebago Industries, Inc.^	9,500	$316,255

Distributors (0.6%)
Genuine Parts Co.	9,100	414,232

Diversified Consumer Services (0.4%)
Service Corp. International	26,400	240,768

Hotels, Restaurants & Leisure (2.4%)
Carnival Corp.	17,700	864,114
Royal Caribbean Cruises Ltd.^	17,700	716,850

		1,580,964

Household Durables (3.6%)
Stanley Works	30,400	1,448,560
Whirlpool Corp.^	9,800	851,914

		2,300,474

Leisure Equipment & Products (1.5%)
Mattel, Inc.	43,900	993,457

Media (0.8%)
Gannett Co., Inc.	8,200	484,948

Multiline Retail (1.9%)
Dollar General Corp.	24,500	343,735
Family Dollar Stores, Inc.	30,800	907,060

		1,250,795

Specialty Retail (2.6%)
Advance Auto Parts, Inc.	24,600	861,492
Sherwin-Williams Co.	13,300	787,759

		1,649,251

Total Consumer Discretionary		9,231,144

Consumer Staples (9.4%)
Food Products (0.7%)
ConAgra Foods, Inc.	17,900	468,085

Tobacco (8.7%)
Altria Group, Inc.	16,800	1,366,344
Imperial Tobacco Group plc (ADR)	19,200	1,369,728
Loews Corp.- Carolina Group	15,900	919,338
Reynolds American, Inc.^	13,200	833,712
UST, Inc.^	21,000	1,124,760

		5,613,882

Total Consumer Staples		6,081,967

Energy (6.3%)
Oil, Gas & Consumable Fuels (6.3%)
BP plc (ADR)	6,900	462,990
Chevron Corp.	5,000	336,000
ConocoPhillips	18,400	1,108,416
El Paso Corp.	18,200	249,340
Marathon Oil Corp.	4,300	371,520
Murphy Oil Corp.	7,100	334,836
Occidental Petroleum Corp.	26,000	1,220,440

Total Energy		4,083,542

Financials (24.8%)
Commercial Banks (2.3%)
South Financial Group, Inc.^	24,400	647,332
Wells Fargo & Co.	23,200	841,928

		1,489,260

Consumer Finance (3.5%)
Capital One Financial Corp.	10,000	793,300
First Marblehead Corp.^	8,500	573,325
SLM Corp.	17,800	866,504

		2,233,129

	Number of	Value
	Shares	(Note 1)

Diversified Financial Services (4.3%)
Bank of America Corp.	22,383	$1,205,772
Citigroup, Inc.	23,000	1,153,680
JPMorgan Chase & Co.	8,600	407,984

		2,767,436

Insurance (8.3%)
Allstate Corp.	17,400	1,067,664
American International Group, Inc.	14,300	960,531
Axis Capital Holdings Ltd.	18,800	617,580
Hartford Financial Services Group, Inc.	7,300	636,341
Willis Group Holdings Ltd.^	20,600	783,418
XL Capital Ltd., Class A	18,400	1,298,120

		5,363,654

Real Estate Investment Trusts (REITs) (1.9%)
American Financial Realty Trust (REIT)^	45,300	528,651
Annaly Capital Management, Inc. (REIT)	19,600	257,152
First Industrial Realty Trust, Inc. (REIT)^	9,100	418,327

		1,204,130

Thrifts & Mortgage Finance (4.5%)
MGIC Investment Corp.	9,400	552,344
New York Community Bancorp, Inc.^	25,600	418,560
People’s Bank/Connecticut^	17,550	714,285
Radian Group, Inc.^	11,800	628,940
Washington Mutual, Inc.	14,500	613,350

		2,927,479

Total Financials		15,985,088

Health Care (14.7%)
Health Care Equipment & Supplies (2.5%)
Baxter International, Inc.	17,300	795,281
Hillenbrand Industries, Inc.^	13,800	809,784

		1,605,065

Health Care Providers & Services (6.8%)
Coventry Health Care, Inc.*	15,000	704,250
HEALTHSOUTH Corp.*^	21,480	520,890
Omnicare, Inc.	14,100	534,108
Triad Hospitals, Inc.*	18,600	688,758
UnitedHealth Group, Inc.	13,400	653,652
WellPoint, Inc.*	17,300	1,320,336

		4,421,994

Pharmaceuticals (5.4%)
Bristol-Myers Squibb Co.	36,000	891,000
Pfizer, Inc.	46,100	1,228,565
Schering-Plough Corp.	16,800	371,952
Valeant Pharmaceuticals International^	23,100	431,508
Wyeth	10,600	540,918

		3,463,943

Total Health Care		9,491,002

Industrials (11.4%)
Aerospace & Defense (2.3%)
Goodrich Corp.	16,400	723,076
Honeywell International, Inc.	17,700	745,524

		1,468,600

Electrical Equipment (3.9%)
American Power Conversion Corp.^	62,700	1,895,421
Emerson Electric Co.	7,400	624,560

		2,519,981

Industrial Conglomerates (0.5%)
3M Co.	4,400	346,896

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Machinery (2.4%)
Illinois Tool Works, Inc.	21,400	$1,025,702
ITT Corp.	9,500	516,705

		1,542,407

Road & Rail (2.3%)
Burlington Northern Santa Fe Corp.	10,400	806,312
Ryder System, Inc.	12,900	679,185

		1,485,497

Total Industrials		7,363,381

Information Technology (3.8%)
Communications Equipment (1.8%)
Nokia Oyj (ADR)	59,600	1,184,848

Electronic Equipment & Instruments (1.3%)
Tech Data Corp.*	20,772	817,378

IT Services (0.7%)
Mastercard, Inc., Class A^	6,300	466,830

Total Information Technology		2,469,056

Materials (1.0%)
Chemicals (1.0%)
E.I. du Pont de Nemours & Co.	13,400	613,720

Total Materials		613,720

Telecommunication Services (3.0%)
Diversified Telecommunication Services (3.0%)
BellSouth Corp.	13,200	595,320
Verizon Communications, Inc.	36,200	1,339,400

Total Telecommunication Services		1,934,720

Utilities (8.2%)
Electric Utilities (2.9%)
Entergy Corp.	13,700	1,175,871
Pinnacle West Capital Corp.	15,000	717,150

		1,893,021

	Number of	Value
	Shares	(Note 1)

Multi-Utilities (5.3%)
CenterPoint Energy, Inc.^	24,200	$374,616
Dominion Resources, Inc.	8,300	672,217
Duke Energy Corp.	31,700	1,002,988
MDU Resources Group, Inc.^	21,050	540,564
Xcel Energy, Inc.^	35,900	792,313

		3,382,698

Total Utilities		5,275,719

Total Common Stocks (96.9%)
(Cost $54,837,860)		62,529,339

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (17.7%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$11,459,162	11,459,162

Time Deposit (3.2%)
JPMorgan Chase Nassau 4.77%, 11/1/06	2,053,782	2,053,782

Total Short-Term Investments (20.9%)
(Amortized Cost $13,512,944)		13,512,944

Total Investments (117.8%)
(Cost/Amortized Cost $68,350,804)		76,042,283
Other Assets Less Liabilities (-17.8%)		(11,463,451)

Net Assets (100%)		$64,578,832

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: ADR — American Depositary Receipt

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$18,352,227
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$16,517,069
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,662,119
Aggregate gross unrealized depreciation	(1,070,304)

Net unrealized appreciation	$7,591,815

Federal income tax cost of investments	$68,450,468

At October 31, 2006, the Fund had loaned securities with a total value $11,247,729. This was secured by collateral of $11,459,162 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
For the year ended October 31, 2006, the Fund incurred approximately $496 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (7.8%)
Hotels, Restaurants & Leisure (0.3%)
Starbucks Corp.*	8,013	$302,491

Household Durables (2.4%)
Pulte Homes, Inc.	83,600	2,590,764

Internet & Catalog Retail (5.1%)
Amazon.com, Inc.*	141,550	5,391,639

Total Consumer Discretionary		8,284,894

Consumer Staples (1.8%)
Food & Staples Retailing (1.8%)
Walgreen Co.	44,400	1,939,392

Total Consumer Staples		1,939,392

Energy (5.4%)
Energy Equipment & Services (5.4%)
Schlumberger Ltd.	91,330	5,761,096

Total Energy		5,761,096

Financials (22.7%)
Commercial Banks (3.5%)
Commerce Bancorp, Inc./New Jersey^	107,000	3,736,440

Consumer Finance (4.7%)
SLM Corp.	103,605	5,043,491

Insurance (9.6%)
American International Group, Inc.	41,250	2,770,763
Progressive Corp.	307,120	7,423,090

		10,193,853

Thrifts & Mortgage Finance (4.9%)
Countrywide Financial Corp.	135,800	5,176,696

Total Financials		24,150,480

Health Care (22.2%)
Biotechnology (11.2%)
Amgen, Inc.*	33,600	2,550,576
Genentech, Inc.*	68,100	5,672,730
Genzyme Corp.*	54,300	3,665,793

		11,889,099

Health Care Equipment & Supplies (6.6%)
Varian Medical Systems, Inc.*	69,000	3,785,340
Zimmer Holdings, Inc.*	45,510	3,277,175

		7,062,515

Health Care Providers & Services (2.5%)
WellPoint, Inc.*	34,900	2,663,568

Health Care Technology (1.9%)
Cerner Corp.*	41,400	2,000,034

Total Health Care		23,615,216

Industrials (6.4%)
Air Freight & Logistics (2.8%)
Expeditors International of Washington, Inc.	64,000	3,034,240

Industrial Conglomerates (3.6%)
General Electric Co.	109,300	3,837,523

Total Industrials		6,871,763

Information Technology (33.9%)
Communications Equipment (6.5%)
Cisco Systems, Inc.*	57,800	1,394,714

	Number of	Value
	Shares	(Note 1)

QUALCOMM, Inc.	152,120	$5,535,647

		6,930,361

Computers & Peripherals (7.3%)
Dell, Inc.*	74,600	1,815,018
Network Appliance, Inc.*	162,070	5,915,555

		7,730,573

Internet Software & Services (13.5%)
eBay, Inc.*	152,200	4,890,186
Google, Inc., Class A*	16,500	7,860,435
Yahoo!, Inc.*	61,000	1,606,740

		14,357,361

Software (6.6%)
Autodesk, Inc.*	3,735	137,261
Electronic Arts, Inc.*	23,315	1,233,131
Salesforce.com, Inc.*^	145,100	5,661,802

		7,032,194

Total Information Technology		36,050,489

Total Common Stocks (100.2%)
(Cost $80,590,386)		106,673,330

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (2.3%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$2,474,471	2,474,471

Time Deposit (0.5%)
JPMorgan Chase Nassau 4.77%, 11/1/06	552,611	552,611

Total Short-Term Investments (2.8%)
(Amortized Cost $3,027,082)		3,027,082

Total Investments (103.0%)
(Cost/Amortized Cost $83,617,468)		109,700,412
Other Assets Less Liabilities (-3.0%)		(3,212,493)

Net Assets (100%)		$106,487,919

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$45,932,634
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$101,216,958
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,145,613
Aggregate gross unrealized depreciation	(1,153,289)

Net unrealized appreciation	$25,992,324

Federal income tax cost of investments	$83,708,088

At October 31, 2006, the Fund had loaned securities with a total value $2,405,016. This was secured by collateral of $2,474,471 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
The Fund has a net capital loss carryforward of $49,573,818 of which $255,734 expires in the year 2010, $30,667,632 expires in the year 2011, $12,847,230 expires in the year 2012, and $5,803,222 expires in the year 2013. The Fund utilized $24,875,024 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (8.7%)
Automobiles (0.8%)
General Motors Corp.^	44,500	$1,553,940

Hotels, Restaurants & Leisure (2.6%)
Harrah’s Entertainment, Inc.	31,600	2,348,828
McDonald’s Corp.^	62,500	2,620,000

		4,968,828

Household Durables (2.9%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)^	55,400	1,929,582
Leggett & Platt, Inc.	72,100	1,683,535
Newell Rubbermaid, Inc.	62,200	1,790,116

		5,403,233

Specialty Retail (2.4%)
Limited Brands, Inc.	69,200	2,039,324
Sherwin-Williams Co.	42,100	2,493,583

		4,532,907

Total Consumer Discretionary		16,458,908

Consumer Staples (11.1%)
Beverages (2.2%)
Anheuser-Busch Cos., Inc.	40,000	1,896,800
Molson Coors Brewing Co., Class B	30,900	2,199,462

		4,096,262

Food Products (4.3%)
Campbell Soup Co.^	30,900	1,155,042
H.J. Heinz Co.	64,100	2,702,456
Kellogg Co.	45,900	2,309,229
Kraft Foods, Inc., Class A^	39,400	1,355,360
Sara Lee Corp.	32,800	560,880

		8,082,967

Household Products (2.9%)
Colgate-Palmolive Co.	42,500	2,718,725
Procter & Gamble Co.	45,300	2,871,567

		5,590,292

Tobacco (1.7%)
Loews Corp.- Carolina Group	32,300	1,867,586
Reynolds American, Inc.^	23,100	1,458,996

		3,326,582

Total Consumer Staples		21,096,103

Energy (9.8%)
Oil, Gas & Consumable Fuels (9.8%)
Chevron Corp.	50,199	3,373,373
ConocoPhillips	39,600	2,385,504
Exxon Mobil Corp.	50,900	3,635,278
Marathon Oil Corp.	20,300	1,753,920
Norsk Hydro ASA (ADR)^	59,600	1,379,740
Occidental Petroleum Corp.	48,600	2,281,284
PetroChina Co., Ltd. (ADR)^	17,100	1,887,669
Plains All American Pipeline LP	25,300	1,198,208
TransCanada Corp.	24,100	779,876

Total Energy		18,674,852

Financials (31.7%)
Capital Markets (1.9%)
Morgan Stanley	46,900	3,584,567

Commercial Banks (6.2%)
Banco Santander Central Hispano S.A. (ADR)^	93,000	1,592,160
HSBC Holdings plc (ADR)^	20,700	1,976,229
PNC Financial Services Group, Inc.	33,100	2,317,993
Regions Financial Corp.^	55,200	2,094,840
SunTrust Banks, Inc.	30,200	2,385,498
Wells Fargo & Co.	41,200	1,495,148

		11,861,868

	Number of	Value
	Shares	(Note 1)

Diversified Financial Services (6.4%)
Bank of America Corp.	44,300	$2,386,441
Citigroup, Inc.	52,800	2,648,448
ING Groep N.V. (ADR)	76,300	3,382,379
JPMorgan Chase & Co.	77,000	3,652,880

		12,070,148

Insurance (10.5%)
Aegon N.V. (N.Y. Shares)	146,094	2,683,746
Allstate Corp.	27,900	1,711,944
Chubb Corp.	25,300	1,344,695
Commerce Group, Inc.^	73,500	2,175,600
Lincoln National Corp.	59,300	3,754,283
Manulife Financial Corp.	80,400	2,607,372
Nationwide Financial Services, Inc.^	63,500	3,233,420
Sun Life Financial, Inc.	56,000	2,354,800

		19,865,860

Real Estate Investment Trusts (REITs) (5.5%)
CBL & Associates Properties, Inc. (REIT)	43,900	1,919,747
First Industrial Realty Trust, Inc. (REIT)^	42,400	1,949,128
General Growth Properties, Inc. (REIT)	21,400	1,110,660
Highwoods Properties, Inc. (REIT)	19,800	756,360
Host Hotels & Resorts, Inc. (REIT)^	110,900	2,557,354
Simon Property Group, Inc. (REIT)	22,600	2,194,460

		10,487,709

Thrifts & Mortgage Finance (1.2%)
IndyMac Bancorp, Inc.^	17,300	786,285
Washington Mutual, Inc.	34,600	1,463,580

		2,249,865

Total Financials		60,120,017

Health Care (8.1%)
Pharmaceuticals (8.1%)
Biovail Corp.	47,200	730,184
Eli Lilly & Co.	39,200	2,195,592
GlaxoSmithKline plc (ADR)	41,600	2,215,200
Merck & Co., Inc.	78,300	3,556,386
Pfizer, Inc.	111,900	2,982,135
Sanofi-Aventis (ADR)	26,200	1,118,478
Wyeth	51,600	2,633,148

Total Health Care		15,431,123

Industrials (9.7%)
Aerospace & Defense (2.3%)
Northrop Grumman Corp.	27,600	1,832,364
Raytheon Co.	50,800	2,537,460

		4,369,824

Commercial Services & Supplies (3.2%)
R.R. Donnelley & Sons Co.	56,500	1,913,090
Steelcase, Inc., Class A^	77,200	1,279,204
Waste Management, Inc.	76,600	2,870,968

		6,063,262

Electrical Equipment (1.2%)
Emerson Electric Co.	27,100	2,287,240

Industrial Conglomerates (1.3%)
General Electric Co.	69,900	2,454,189

Machinery (1.7%)
SPX Corp.^	56,800	3,267,136

Total Industrials		18,441,651

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Information Technology (4.2%)
Communications Equipment (0.8%)
Nokia Oyj (ADR)	76,900	$1,528,772

Electronic Equipment & Instruments (0.8%)
AU Optronics Corp. (ADR)^	109,901	1,492,456

Semiconductors & Semiconductor Equipment (2.6%)
Microchip Technology, Inc.	70,200	2,311,686
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	262,636	2,547,569

		4,859,255

Total Information Technology		7,880,483

Materials (4.1%)
Chemicals (1.6%)
BASF AG (ADR)	23,000	2,023,540
International Flavors & Fragrances, Inc.	23,400	994,032

		3,017,572

Containers & Packaging (1.5%)
Bemis Co.	54,700	1,839,014
Sonoco Products Co.	28,000	993,440

		2,832,454

Metals & Mining (0.2%)
Southern Copper Corp.^	7,200	369,936

Paper & Forest Products (0.8%)
Louisiana-Pacific Corp.	80,200	1,586,356

Total Materials		7,806,318

Telecommunication Services (5.1%)
Diversified Telecommunication Services (4.6%)
AT&T, Inc.	86,900	2,976,325
BellSouth Corp.	55,100	2,485,010
Verizon Communications, Inc.	88,700	3,281,900

		8,743,235

Wireless Telecommunication Services (0.5%)
Sprint Nextel Corp.	45,200	844,788

Total Telecommunication Services		9,588,023

	Number of	Value
	Shares	(Note 1)

Utilities (4.1%)
Electric Utilities (1.5%)
FirstEnergy Corp.	47,200	$2,777,720

Multi-Utilities (2.6%)
Duke Energy Corp.	72,600	2,297,064
MDU Resources Group, Inc.	81,850	2,101,908
TECO Energy, Inc.^	36,200	596,938

		4,995,910

Total Utilities		7,773,630

Total Common Stocks (96.6%)
(Cost $159,175,468)		183,271,108

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (10.0%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$18,839,883	18,839,883

Time Deposit (3.2%)
JPMorgan Chase Nassau 4.77%, 11/1/06	6,071,868	6,071,868

Total Short-Term Investments (13.2%)
(Amortized Cost $24,911,751)		24,911,751

Total Investments (109.8%)
(Cost/Amortized Cost $184,087,219)		208,182,859
Other Assets Less Liabilities (-9.8%)		(18,525,278)

Net Assets (100%)		$189,657,581

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: ADR — American Depositary Receipt

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$151,689,142
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$167,256,615
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,364,589
Aggregate gross unrealized depreciation	(1,457,154)

Net unrealized appreciation	$23,907,435

Federal income tax cost of investments	$184,275,424

At October 31, 2006, the Fund had loaned securities with a total value $18,548,867. This was secured by collateral of $18,839,883 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Australia (1.5%)
QBE Insurance Group Ltd.	45,800	$875,425

Belgium (3.5%)
Fortis	49,700	2,086,364

Bermuda (3.2%)
ACE Ltd.	10,800	618,300
Catlin Group Ltd.	85,000	811,797
XL Capital Ltd., Class A	6,700	472,685

		1,902,782

Canada (4.7%)
Canadian Imperial Bank of Commerce	19,500	1,524,566
Industrial Alliance Insurance and Financial Services, Inc.	27,500	809,943
Sun Life Financial, Inc.	12,000	505,725

		2,840,234

France (9.1%)
BNP Paribas	21,880	2,405,872
Credit Agricole S.A.	41,936	1,782,919
Societe Generale	7,430	1,234,723

		5,423,514

Germany (4.2%)
Allianz SE (Registered)	7,900	1,466,294
Muenchener Rueckversicherungs AG (Registered)	6,500	1,055,121

		2,521,415

Italy (0.6%)
Fondiaria-Sai S.p.A. (RNC)	11,400	378,892

Japan (9.1%)
Leopalace21 Corp.	62,300	2,339,806
ORIX Corp.	2,800	787,504
Sumitomo Mitsui Financial Group, Inc.	210	2,294,396

		5,421,706

Netherlands (4.7%)
ABN AMRO Holding N.V.	35,768	1,043,159
ING Groep N.V. (CVA)	39,670	1,757,465

		2,800,624

Norway (1.3%)
DnB NOR ASA	60,300	789,133

Singapore (1.0%)
DBS Group Holdings Ltd.	46,000	602,640

Spain (3.2%)
Banco Santander Central Hispano S.A.	111,399	1,928,016

Switzerland (4.7%)
Credit Suisse Group (Registered)	46,700	2,815,854

United Kingdom (13.4%)
Aviva plc	119,000	1,758,962
Barclays plc	98,400	1,327,789
Friends Provident plc	120,990	477,670
HBOS plc	47,500	984,761
Kensington Group plc	34,300	591,712
Royal & Sun Alliance Insurance Group plc	204,415	575,059
Royal Bank of Scotland Group plc	65,000	2,315,783

		8,031,736

	Number of	Value
	Shares	(Note 1)

United States (33.4%)
American International Group, Inc.	29,300	$1,968,081
Bank of America Corp.	38,486	2,073,241
Chubb Corp.	25,200	1,339,380
Citigroup, Inc.	52,000	2,608,320
Fannie Mae	24,200	1,434,092
Freddie Mac	16,400	1,131,436
Genworth Financial, Inc., Class A	25,800	862,752
Hartford Financial Services Group, Inc.	12,900	1,124,492
JPMorgan Chase & Co.	56,000	2,656,640
Merrill Lynch & Co., Inc.	14,100	1,232,622
MetLife, Inc.	28,400	1,622,492
Radian Group, Inc.^	15,000	799,500
St. Paul Travelers Cos., Inc.	22,402	1,145,414

		19,998,462

Total Common Stocks (97.6%)
(Cost $42,625,793)		58,416,797

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (1.4%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$826,927	826,927

Time Deposit (2.1%)
JPMorgan Chase Nassau 4.77%, 11/1/06	1,305,057	1,305,057

Total Short-Term Investments (3.5%)
(Amortized Cost $2,131,984)		2,131,984

Total Investments (101.1%)
(Cost/Amortized Cost $44,757,777)		60,548,781
Other Assets Less Liabilities (-1.1%)		(672,869)

Net Assets (100%)		$59,875,912

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: CVA — Dutch Certification RNC — Risparmio Non-Convertible Savings Shares

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$16,863,261
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$9,153,682
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,075,216
Aggregate gross unrealized depreciation	(289,207)

Net unrealized appreciation	$15,786,009

Federal income tax cost of investments	$44,762,772

At October 31, 2006, the Fund had loaned securities with a total value of $797,741. This was secured by collateral of $826,927 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Principal	Value
	Amount	(Note 1)

LONG-TERM DEBT SECURITIES:
Government Securities (97.5%)
Agency CMO (2.9%)
Government National Mortgage Association
6.000%, 6/16/32	$6,091,624	$6,156,146

U.S. Government Agencies (94.6%)
Federal Home Loan Mortgage Corp.
7.000%, 9/1/17	61,064	63,459
7.000%, 10/1/17	44,237	45,971
10.000%, 10/1/18	58,489	63,992
10.000%, 7/1/20	110,502	121,039
10.000%, 10/1/20	100,962	111,250
6.500%, 7/1/21	435,970	448,711
9.000%, 10/1/22	222,629	240,539
4.863%, 11/1/32 (l)	1,445,474	1,453,587
6.000%, 10/1/34	2,994,394	3,018,760
4.500%, 10/1/35	4,789,115	4,495,095
5.500%, 11/1/35	5,597,577	5,539,373
5.500%, 3/1/36	28,945,938	28,644,957
5.500%, 5/1/36	4,974,393	4,920,326
Federal National Mortgage Association
5.500%, 1/1/09	109,573	109,473
6.500%, 2/1/09	5,826	5,842
5.500%, 6/1/09	191,297	190,932
7.000%, 3/1/14	110,947	115,147
8.000%, 11/1/16	723,924	766,514
6.500%, 8/1/19	571,404	588,744
9.500%, 8/1/20	47,715	52,221
9.500%, 10/1/20	120,752	132,156
5.500%, 2/1/23	4,052,297	4,043,645
5.500%, 8/1/23	5,269,749	5,258,498
6.000%, 11/1/28	1,306,276	1,321,748
7.000%, 11/1/30	79,152	81,784
5.734%, 6/1/32 (l)	826,277	838,896
4.686%, 11/1/32 (l)	1,785,890	1,775,173
4.821%, 12/1/32 (l)	1,995,199	1,987,323
4.186%, 5/1/33 (l)	7,309,543	7,034,532
5.500%, 7/1/33	6,087,197	5,991,094
4.500%, 9/1/33	5,360,360	5,046,262

	Principal	Value
	Amount	(Note 1)

4.105%, 10/1/33 (l)	$7,678,427	$7,473,143
5.000%, 6/1/35	9,281,283	8,963,850
5.000%, 7/1/35	8,033,712	7,758,948
5.000%, 8/1/35	925,902	894,235
4.855%, 9/1/35 (l)	7,213,651	7,153,287
5.500%, 10/1/36	4,695,359	4,640,794
Government National Mortgage Association
9.000%, 8/15/16	756	809
7.000%, 12/15/27	386,491	400,195
6.500%, 8/15/28	65,069	67,100
6.000%, 1/15/29	698,573	709,948
7.000%, 6/15/29	151,774	157,018
7.000%, 10/15/29	346,485	358,458
5.000%, 3/20/32 (l)	752,533	752,687
5.500%, 12/15/32	7,735,191	7,712,687
5.000%, 5/15/33	14,333,754	13,998,384
5.000%, 6/15/33	9,258,994	9,042,360
5.000%, 7/15/33	29,363,170	28,676,154
5.000%, 9/15/33	3,517,944	3,435,634
5.000%, 3/15/34	6,764,141	6,602,102
5.500%, 6/15/34	4,569,498	4,553,413

		197,858,249

Total Long-Term Debt Securities (97.5%)
(Cost $204,707,007)		204,014,395

SHORT-TERM INVESTMENT:
Time Deposit (2.5%)
JPMorgan Chase Nassau
4.77%, 11/1/06
(Amortized Cost $5,076,605)	5,076,605	5,076,605

Total Investments (100.0%)
(Cost/Amortized Cost $209,783,612)		209,091,000
Other Assets Less Liabilities (0.0%)		100,685

Net Assets (100%)		$209,191,685

(l)	Floating rate security. Rate disclosed is as of October 31, 2006.

Glossary: CMO — Collateralized Mortgage Obligation

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$49,937,177
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$63,231,536
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,980,841
Aggregate gross unrealized depreciation	(2,673,453)

Net unrealized depreciation	$(692,612)

Federal income tax cost of investments	$209,783,612

The Fund has a net capital loss carryforward of $1,263,830 of which $22,367 expires in the year 2012, $214,092 expires in the year 2013, $1,027,371 expires in the year 2014.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (3.0%)
BorgWarner, Inc.	32,700	$1,880,250
Johnson Controls, Inc.	48,800	3,979,152

		5,859,402

Automobiles (0.9%)
Harley-Davidson, Inc.^	27,300	1,873,599

Diversified Consumer Services (0.5%)
H&R Block, Inc.	40,700	889,702

Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	70,200	3,427,164
Wyndham Worldwide Corp.*	15,080	444,860

		3,872,024

Media (5.4%)
DIRECTV Group, Inc.*^	138,800	3,092,464
News Corp., Class A	74,000	1,542,900
Omnicom Group, Inc.	36,300	3,682,635
R.H. Donnelley Corp.^	28,180	1,696,999
Univision Communications, Inc., Class A*	18,500	648,610

		10,663,608

Specialty Retail (0.5%)
Chico’s FAS, Inc.*	6,800	162,724
Home Depot, Inc.	23,700	884,721

		1,047,445

Total Consumer Discretionary		24,205,780

Consumer Staples (4.9%)
Beverages (1.3%)
Anheuser-Busch Cos., Inc.	30,100	1,427,342
Constellation Brands, Inc., Class A*	45,000	1,237,050

		2,664,392

Food & Staples Retailing (3.6%)
Costco Wholesale Corp.	53,200	2,839,816
Kroger Co.	76,800	1,727,232
Sysco Corp.	69,800	2,441,604

		7,008,652

Total Consumer Staples		9,673,044

Energy (5.4%)
Energy Equipment & Services (2.9%)
ENSCO International, Inc.	38,000	1,860,860
GlobalSantaFe Corp.	37,000	1,920,300
Halliburton Co.	60,500	1,957,175

		5,738,335

Oil, Gas & Consumable Fuels (2.5%)
Chevron Corp.	10,100	678,720
EOG Resources, Inc.	25,800	1,716,474
Exxon Mobil Corp.	28,300	2,021,186
Marathon Oil Corp.	6,900	596,160

		5,012,540

Total Energy		10,750,875

Financials (25.2%)
Capital Markets (6.1%)
Mellon Financial Corp.	107,600	4,174,880
Morgan Stanley	101,500	7,757,645

		11,932,525

Commercial Banks (6.7%)
City National Corp./California^	13,600	905,216
Fifth Third Bancorp^	85,700	3,415,145
PNC Financial Services Group, Inc.	37,400	2,619,122
Wells Fargo & Co.	174,900	6,347,121

		13,286,604

Diversified Financial Services (6.3%)
Citigroup, Inc.	168,900	8,472,024

	Number of	Value
	Shares	(Note 1)

JPMorgan Chase & Co.	82,200	$3,899,568

		12,371,592

Insurance (4.4%)
Allstate Corp.	33,600	2,061,696
American International Group, Inc.	67,900	4,560,843
Hartford Financial Services Group, Inc.	23,200	2,022,344

		8,644,883

Real Estate Management & Development (0.3%)
Realogy Corp.*	25,400	654,812

Thrifts & Mortgage Finance (1.4%)
Freddie Mac	40,500	2,794,095

Total Financials		49,684,511

Health Care (17.2%)
Biotechnology (2.6%)
Cephalon, Inc.*^	17,300	1,214,114
Genzyme Corp.*	45,400	3,064,954
Millennium Pharmaceuticals, Inc.*^	67,400	788,580

		5,067,648

Health Care Equipment & Supplies (1.1%)
Medtronic, Inc.	43,400	2,112,712

Health Care Providers & Services (3.4%)
Caremark Rx, Inc.	16,700	822,141
Medco Health Solutions, Inc.*	41,400	2,214,900
UnitedHealth Group, Inc.	75,000	3,658,500

		6,695,541

Life Sciences Tools & Services (0.9%)
Waters Corp.*	35,700	1,777,860

Pharmaceuticals (9.2%)
Allergan, Inc.	40,100	4,631,550
Bristol-Myers Squibb Co.	95,800	2,371,050
Johnson & Johnson	59,400	4,003,560
Merck & Co., Inc.	29,300	1,330,806
Wyeth	114,500	5,842,935

		18,179,901

Total Health Care		33,833,662

Industrials (9.3%)
Aerospace & Defense (0.8%)
Northrop Grumman Corp.	25,000	1,659,750

Air Freight & Logistics (1.9%)
FedEx Corp.	31,900	3,653,826

Building Products (1.9%)
Masco Corp.^	139,000	3,843,350

Machinery (2.7%)
Illinois Tool Works, Inc.	80,400	3,853,572
PACCAR, Inc.	23,300	1,379,593

		5,233,165

Road & Rail (2.0%)
Burlington Northern Santa Fe Corp.	50,500	3,915,265

Total Industrials		18,305,356

Information Technology (11.0%)
Computers & Peripherals (0.7%)
Dell, Inc.*	60,500	1,471,965

IT Services (0.8%)
Accenture Ltd., Class A	49,100	1,615,881

Semiconductors & Semiconductor Equipment (4.0%)
Analog Devices, Inc.	60,200	1,915,564
Intel Corp.	176,600	3,768,644
Xilinx, Inc.	84,800	2,163,248

		7,847,456

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Software (5.5%)
McAfee, Inc.*	29,900	$865,007
Microsoft Corp.	251,600	7,223,436
Red Hat, Inc.*	13,700	224,406
Symantec Corp.*	128,496	2,549,361

		10,862,210

Total Information Technology		21,797,512

Telecommunication Services (3.8%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	85,400	2,924,950
Embarq Corp.	11,004	532,044

		3,456,994

Wireless Telecommunication Services (2.1%)
Sprint Nextel Corp.	220,383	4,118,958

Total Telecommunication Services		7,575,952

Utilities (6.1%)
Electric Utilities (4.4%)
American Electric Power Co., Inc.	42,900	1,777,347
Exelon Corp.	87,100	5,398,458
Northeast Utilities	22,300	557,723
Pepco Holdings, Inc.^	33,500	851,570

		8,585,098

Multi-Utilities (1.7%)
NiSource, Inc.	51,200	1,191,424
Sempra Energy	40,700	2,158,728

		3,350,152

Total Utilities		11,935,250

Total Common Stocks (95.2%)
(Cost $154,218,755)		187,761,942

	Number of	Value
	Shares	(Note 1)

INVESTMENT COMPANY:
S&P 500 Depositary Receipts^	4,000	$551,320

Total Investment Companies (0.3%)
(Cost $525,871)		551,320

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (4.8%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$9,565,777	9,565,777

Time Deposit (3.7%)
JPMorgan Chase Nassau 4.77%, 11/1/06	7,210,059	7,210,059

Total Short-Term Investments (8.5%)
(Amortized Cost $16,775,836)		16,775,836

Total Investments (104.0%)
(Cost/Amortized Cost $171,520,462)		205,089,098
Other Assets Less Liabilities (-4.0%)		(7,822,518)

Net Assets (100%)		$197,266,580

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$82,660,783
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$105,981,586
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$36,219,586
Aggregate gross unrealized depreciation	(2,785,470)

Net unrealized appreciation	$33,434,116

Federal income tax cost of investments	$171,654,982

At October 31, 2006, the Fund had loaned securities with a total value $9,367,848. This was secured by collateral of $9,565,777 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
For the year ended October 31, 2006, the Fund incurred approximately $264 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $1,836 with UBS AG, affiliated brokers/dealers.
The Fund has a net capital loss carryforward of $4,472,171 which expires in the year 2011. The Fund utilized $17,296,225 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Principal	Value
	Amount	(Note 1)

LONG-TERM DEBT SECURITIES:
Consumer Discretionary (30.8%)
Auto Components (1.4%)
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc.
7.625%, 5/15/14 §	$955,000	$933,513
TRW Automotive, Inc.
9.375%, 2/15/13^	1,397,000	1,496,536

		2,430,049

Automobiles (1.2%)
General Motors Corp.
8.375%, 7/15/33^	2,245,000	1,998,050

Distributors (0.9%)
Buhrmann U.S., Inc.
8.250%, 7/1/14	1,550,000	1,519,000

Diversified Consumer Services (0.7%)
Education Management LLC/ Education Management Corp.
8.750%, 6/1/14 §	935,000	958,375
Service Corp. International
6.750%, 4/1/16	200,000	193,000

		1,151,375

Hotels, Restaurants & Leisure (6.0%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	975,000	992,062
Boyd Gaming Corp.
7.750%, 12/15/12	1,500,000	1,541,250
Landry’s Restaurants, Inc., Series B
7.500%, 12/15/14^	1,600,000	1,528,000
MGM MIRAGE
6.750%, 9/1/12	200,000	194,000
Mohegan Tribal Gaming Authority
7.125%, 8/15/14^	1,305,000	1,316,419
Restaurant Co.
10.000%, 10/1/13^	900,000	848,250
San Pasqual Casino
8.000%, 9/15/13^ §	1,125,000	1,147,500
Seneca Gaming Corp.
7.250%, 5/1/12	250,000	251,563
Series B
7.250%, 5/1/12^	300,000	301,875
Speedway Motorsports, Inc.
6.750%, 6/1/13	325,000	321,750
Station Casinos, Inc.
6.875%, 3/1/16	1,825,000	1,674,437
Turning Stone Casino Resort Enterprise
9.125%, 9/15/14 (b)	200,000	203,500

		10,320,606

Household Durables (0.4%)
American Greetings Corp.
7.375%, 6/1/16	130,000	132,275
K. Hovnanian Enterprises, Inc.
7.500%, 5/15/16	450,000	436,500
Standard-Pacific Corp.
6.875%, 5/15/11	100,000	96,000

		664,775

Internet & Catalog Retail (0.6%)
FTD, Inc.
7.750%, 2/15/14	1,088,000	1,082,560

	Principal	Value
	Amount	(Note 1)

Leisure Equipment & Products (0.4%)
Steinway Musical Instruments, Inc.
7.000%, 3/1/14 §	$750,000	$735,000

Media(14.0%)
Allbritton Communications Co.
7.750%, 12/15/12	815,000	819,075
CBD Media, Inc./CBD Finance
8.625%, 6/1/11	425,000	425,531
CCH I Holdings LLC/ CCH I Holdings Capital Corp.
11.000%, 10/1/15^	2,300,000	2,216,625
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
8.375%, 4/30/14^ §	580,000	595,950
Dex Media East LLC/ Dex Media East Finance Co.
12.125%, 11/15/12	375,000	417,188
Dex Media West LLC/Dex Media Finance Co., Series B
8.500%, 8/15/10	300,000	310,875
9.875%, 8/15/13	1,489,000	1,617,426
DirecTV Holdings LLC/ DirecTV Financing Co.
6.375%, 6/15/15^	725,000	694,188
Echostar DBS Corp.
6.375%, 10/1/11	550,000	544,500
Houghton Mifflin Co.
8.250%, 2/1/11	875,000	901,250
Imax Corp.
9.625%, 12/1/10^	800,000	744,000
Inmarsat Finance plc
7.625%, 6/30/12^	232,000	239,250
Intelsat Bermuda Ltd.
11.640%, 6/15/13 § (l)	2,400,000	2,544,000
Intelsat Corp.
9.000%, 8/15/14	1,096,000	1,145,320
Intelsat Intermediate Holding Co., Ltd.
0.000%, 2/1/15 (e)	4,340,000	3,287,550
Intelsat Subsidiary Holding Co., Ltd.
8.625%, 1/15/15 (e)	500,000	518,750
Mediacom LLC/ Mediacom Capital Corp.
9.500%, 1/15/13^	1,525,000	1,565,031
Primedia, Inc.
8.875%, 5/15/11^	775,000	769,187
Quebecor Media, Inc.
7.750%, 3/15/16	1,150,000	1,161,500
R.H. Donnelley Corp.
6.875%, 1/15/13^	905,000	851,831
Series A-1
6.875%, 1/15/13	1,445,000	1,360,106
Series A-2
6.875%, 1/15/13^	650,000	611,813
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11	175,000	182,656
Videotron Ltd.
6.875%, 1/15/14	375,000	372,188

		23,895,790

Multiline Retail (1.4%)
Bon-Ton Department Stores, Inc.
10.250%, 3/15/14^	800,000	811,000
Neiman Marcus Group, Inc.
9.000%, 10/15/15^	1,425,000	1,528,312

		2,339,312

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Principal	Value
	Amount	(Note 1)

Specialty Retail (1.2%)
Asbury Automotive Group, Inc.
9.000%, 6/15/12^	$750,000	$776,250
8.000%, 3/15/14	450,000	454,500
AutoNation, Inc.
7.000%, 4/15/14^	745,000	741,275

		1,972,025

Textiles, Apparel & Luxury Goods (2.6%)
INVISTA
9.250%, 5/1/12 §	325,000	345,312
Levi Strauss & Co.
10.122%, 4/1/12 (l)	1,300,000	1,340,625
Perry Ellis International, Inc., Series B
8.875%, 9/15/13	1,450,000	1,453,625
Phillips-Van Heusen Corp.
7.250%, 2/15/11	1,050,000	1,057,875
8.125%, 5/1/13	325,000	338,813

		4,536,250

Total Consumer Discretionary		52,644,792

Consumer Staples (7.0%)
Beverages (1.6%)
Constellation Brands, Inc. 7.250%, 9/1/16	575,000	584,344
Series B
8.125%, 1/15/12	870,000	902,625
Cott Beverages, Inc.
8.000%, 12/15/11^	1,145,000	1,170,762

		2,657,731

Food & Staples Retailing (3.3%)
Ingles Markets, Inc.
8.875%, 12/1/11	1,525,000	1,589,812
Jean Coutu Group PJC, Inc.
7.625%, 8/1/12	1,050,000	1,102,500
Pantry, Inc.
7.750%, 2/15/14^	1,275,000	1,290,938
Stater Brothers Holdings, Inc.
8.125%, 6/15/12^	820,000	826,150
SUPERVALU, Inc.
7.500%, 11/15/14	855,000	869,679

		5,679,079

Food Products (1.1%)
Dole Food Co., Inc.
8.625%, 5/1/09^	1,013,000	991,474
Smithfield Foods, Inc., Series B
7.750%, 5/15/13^	850,000	877,625

		1,869,099

Household Products (0.8%)
Central Garden & Pet Co.
9.125%, 2/1/13	1,310,000	1,368,950

Personal Products (0.2%)
Elizabeth Arden, Inc.
7.750%, 1/15/14^	360,000	353,700

Total Consumer Staples		11,928,559

Energy (5.8%)
Energy Equipment & Services (1.1%)
Dresser-Rand Group, Inc. 7.375%, 11/1/14	209,000	206,649
Hanover Equipment Trust, Series 01-B
8.750%, 9/1/11	1,700,000	1,768,000

		1,974,649

	Principal	Value
	Amount	(Note 1)

Oil, Gas & Consumable Fuels (4.7%)
AmeriGas Partners LP
7.250%, 5/20/15	$400,000	$399,000
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp.
7.125%, 5/20/16	800,000	790,000
Atlas Pipeline Partners LP
8.125%, 12/15/15^	665,000	678,300
Chesapeake Energy Corp.
6.625%, 1/15/16^	1,790,000	1,751,962
Colorado Interstate Gas Co.
6.800%, 11/15/15	500,000	508,133
Compton Petroleum Finance Corp.
7.625%, 12/1/13	1,000,000	947,500
Denbury Resources, Inc.
7.500%, 12/15/15	550,000	550,000
El Paso Corp.
7.875%, 6/15/12^	215,000	224,138
Ferrellgas Escrow LLC/ Ferrellgas Finance Escrow Corp.
6.750%, 5/1/14	433,000	422,175
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	550,000	532,125
Peabody Energy Corp.
7.375%, 11/1/16	475,000	494,000
Pogo Producing Co.
7.875%, 5/1/13 §	125,000	127,188
6.875%, 10/1/17^	320,000	304,800
Williams Cos., Inc.
7.125%, 9/1/11	275,000	283,937

		8,013,258

Total Energy		9,987,907

Financials (13.5%)
Capital Markets (1.4%)
Arch Western Finance LLC
6.750%, 7/1/13	675,000	651,375
Basell AF SCA
8.375%, 8/15/15^ §	635,000	644,525
E*Trade Financial Corp.
7.375%, 9/15/13	1,050,000	1,078,875

		2,374,775

Consumer Finance (8.5%)
Ford Motor Credit Co.
7.875%, 6/15/10	7,845,000	7,655,261
7.000%, 10/1/13^	155,000	144,091
GMAC LLC
6.875%, 9/15/11	3,670,000	3,695,191
8.000%, 11/1/31^	2,755,000	2,951,900

		14,446,443

Diversified Financial Services (2.1%)
American Real Estate Partners LP/ American Real Estate Finance Corp.
7.125%, 2/15/13	100,000	99,750
BCP Crystal U.S. Holdings Corp.
9.625%, 6/15/14	540,000	592,650
Crystal U.S. Holdings 3 LLC/ Crystal U.S. Sub 3 Corp., Series B
0.000%, 10/1/14 (e)	1,125,000	945,000
Di Finance LLC/DynCorp International, Series B
9.500%, 2/15/13	737,000	766,480
Rainbow National Services LLC
8.750%, 9/1/12 §	200,000	210,250
10.375%, 9/1/14^ §	945,000	1,051,313

		3,665,443

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Principal	Value
	Amount	(Note 1)

Real Estate Investment Trusts (REITs) (1.5%)
Felcor Lodging LP (REIT)
8.500%, 6/1/11	$1,300,000	$1,387,750
Thornburg Mortgage, Inc. (REIT)
8.000%, 5/15/13	1,150,000	1,132,750

		2,520,500

Total Financials		23,007,161

Health Care (3.5%)
Biotechnology (0.8%)
Angiotech Pharmaceuticals, Inc.
7.750%, 4/1/14^ §	1,360,000	1,292,000

Health Care Equipment & Supplies (0.6%)
Accellent, Inc.
10.500%, 12/1/13	1,050,000	1,097,250

Health Care Providers & Services (2.1%)
HCA, Inc.
6.950%, 5/1/12	1,200,000	1,060,500
Tenet Healthcare Corp.
9.875%, 7/1/14^	525,000	513,844
U.S. Oncology Holdings, Inc.
10.675%, 3/15/15 (l)	935,000	956,038
U.S. Oncology, Inc.
9.000%, 8/15/12	1,050,000	1,088,062

		3,618,444

Total Health Care		6,007,694

Industrials (6.9%)
Aerospace & Defense (3.2%)
Alliant Techsystems, Inc.
6.750%, 4/1/16^	300,000	297,750
Argo-Tech Corp.
9.250%, 6/1/11	1,200,000	1,245,000
Bombardier, Inc.
6.750%, 5/1/12^ §	500,000	483,750
DRS Technologies, Inc.
6.625%, 2/1/16	725,000	717,750
Esterline Technologies Corp.
7.750%, 6/15/13	770,000	783,475
L-3 Communications Corp.,
Series B
6.375%, 10/15/15	225,000	221,625
Moog, Inc.
6.250%, 1/15/15	650,000	620,750
TransDigm, Inc.
7.750%, 7/15/14 §	1,075,000	1,104,562

		5,474,662

Building Products (0.4%)
Goodman Global Holdings, Inc.
7.875%, 12/15/12^	310,000	297,600
Series B
8.329%, 6/15/12 (l)	360,000	365,400

		663,000

Commercial Services & Supplies (0.9%)
ADESA, Inc.
7.625%, 6/15/12	1,020,000	1,012,350
Corrections Corp. of America
7.500%, 5/1/11	415,000	424,338

		1,436,688

Machinery (1.5%)
Case New Holland, Inc.
9.250%, 8/1/11	725,000	769,406
Douglas Dynamics LLC
7.750%, 1/15/12 §	1,000,000	945,000
Trinity Industries, Inc.
6.500%, 3/15/14	900,000	883,125

		2,597,531

	Principal	Value
	Amount	(Note 1)

Road & Rail (0.9%)
Hertz Corp.
8.875%, 1/1/14 §	$725,000	$757,625
United Rentals North America, Inc.
6.500%, 2/15/12	825,000	804,375

		1,562,000

Total Industrials		11,733,881

Information Technology (4.0%)
Electronic Equipment & Instruments (1.0%)
NXP B.V./NXP Funding LLC
8.118%, 10/15/13^ § (l)	550,000	554,813
9.500%, 10/15/15^ §	1,150,000	1,160,062

		1,714,875

IT Services (1.5%)
iPayment, Inc.
9.750%, 5/15/14 §	880,000	904,200
Sungard Data Systems, Inc.
9.125%, 8/15/13^	1,700,000	1,763,750

		2,667,950

Office Electronics (0.8%)
Xerox Corp.
6.400%, 3/15/16	200,000	200,500
7.200%, 4/1/16	930,000	969,525
6.750%, 2/1/17	200,000	203,500

		1,373,525

Semiconductors & Semiconductor Equipment (0.7%)
Sensata Technologies B.V.
8.000%, 5/1/14 §	1,170,000	1,129,050

Total Information Technology		6,885,400

Materials (8.1%)
Chemicals (1.7%)
Ineos Group Holdings plc
8.500%, 2/15/16^ (b)	550,000	529,375
Lyondell Chemical Co.
8.250%, 9/15/16	900,000	927,000
PolyOne Corp.
8.875%, 5/1/12^	625,000	634,375
Rockwood Specialties Group, Inc.
7.500%, 11/15/14^	800,000	796,000

		2,886,750

Construction Materials (0.6%)
Texas Industries, Inc.
7.250%, 7/15/13^	430,000	427,850
U.S. Concrete, Inc.
8.375%, 4/1/14^	450,000	432,000
8.375%, 4/1/14 §	100,000	96,000

		955,850

Containers & Packaging (2.1%)
Ball Corp.
6.875%, 12/15/12	50,000	50,500
Berry Plastics Holdings Corp.
8.875%, 9/15/14 (b)	1,200,000	1,212,000
Crown Americas LLC/ Crown Americas Capital Corp.
7.750%, 11/15/15^	915,000	939,019
Owens-Illinois, Inc.
7.500%, 5/15/10	475,000	482,125
Stone Container Finance Co.
7.375%, 7/15/14	1,000,000	918,750

		3,602,394

Metals & Mining (2.0%)
AK Steel Corp.
7.750%, 6/15/12	300,000	300,000
California Steel Industries, Inc.
6.125%, 3/15/14	200,000	185,000

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Principal	Value
	Amount	(Note 1)

Foundation PA Coal Co.
7.250%, 8/1/14^	$275,000	$272,937
International Steel Group, Inc.
6.500%, 4/15/14	475,000	475,000
Novelis, Inc.
8.250%, 2/15/15 §	800,000	764,000
Steel Dynamics, Inc.
9.500%, 3/15/09	1,100,000	1,135,750
Senior Notes
9.500%, 3/15/09	225,000	232,313

		3,365,000

Paper & Forest Products (1.7%)
Abitibi-Consolidated Co. of Canada
8.375%, 4/1/15^	180,000	156,825
Bowater, Inc.
6.500%, 6/15/13^	400,000	355,000
Buckeye Technologies, Inc.
8.500%, 10/1/13^	600,000	610,500
Plastipak Holdings, Inc.
8.500%, 12/15/15^ §	1,165,000	1,205,775
Verso Paper Holdings LLC/ Verson Paper, Inc.
9.121%, 8/1/14 § (l)	670,000	676,700

		3,004,800

Total Materials		13,814,794

Telecommunication Services (7.8%)
Diversified Telecommunication Services (5.7%)
Hawaiian Telcom Communications, Inc., Series B
9.750%, 5/1/13^	900,000	931,500
Level 3 Communications, Inc. 11.500%, 3/1/10^	775,000	809,875
11.250%, 3/15/10^	760,000	782,800
Level 3 Financing, Inc.
9.250%, 11/1/14^ §	1,200,000	1,207,500
Pathnet, Inc.
12.250%, 4/15/08 †(h)	243,268	—
Qwest Corp.
8.875%, 3/15/12	1,325,000	1,457,500
7.500%, 10/1/14 §	200,000	209,500
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14^	1,380,000	1,455,900
Williams Communications Group, Inc.
11.700%, 8/1/08 †(h)	750,000	—
Windstream Corp.
8.625%, 8/1/16 §	2,775,000	2,993,531

		9,848,106

Wireless Telecommunication Services (2.1%)
American Cellular Corp., Series B
10.000%, 8/1/11	1,110,000	1,165,500
Dobson Cellular Systems, Inc.
8.375%, 11/1/11 §	500,000	519,375
8.375%, 11/1/11	550,000	571,313
9.875%, 11/1/12^	775,000	837,000
MetroPCS Wireless, Inc.
9.250%, 11/1/14 §	315,000	317,756
Rogers Wireless, Inc.
9.625%, 5/1/11	100,000	113,250

		3,524,194

Total Telecommunication Services		13,372,300

Utilities (6.9%)
Electric Utilities (3.8%)
Edison Mission Energy
7.500%, 6/15/13 §	400,000	411,000
7.750%, 6/15/16^ §	705,000	727,913

	Principal	Value
	Amount	(Note 1)

Midwest Generation LLC 8.750%, 5/1/34^	$1,450,000	$1,567,812
MSW Energy Holdings LLC/ MSW Energy Finance Co., Inc.
8.500%, 9/1/10	785,000	812,475
Reliant Energy, Inc.
9.250%, 7/15/10	900,000	931,500
9.500%, 7/15/13^	450,000	471,375
Sierra Pacific Resources
8.625%, 3/15/14^	750,000	812,755
Tenaska Alabama Partners LP
7.000%, 6/30/21 §	775,368	767,485

		6,502,315

Gas Utilities (1.0%)
Northwest Pipeline Corp.
7.000%, 6/15/16	775,000	802,125
Suburban Propane Partners LP/ Suburban Energy Finance Corp.
6.875%, 12/15/13	1,035,000	996,187

		1,798,312

Independent Power Producers & Energy Traders (2.1%)
Dynegy Holdings, Inc.
8.375%, 5/1/16^	1,045,000	1,073,738
Mirant North America LLC
7.375%, 12/31/13^	1,465,000	1,481,481
NRG Energy, Inc.
7.375%, 2/1/16	985,000	996,081

		3,551,300

Total Utilities		11,851,927

Total Long-Term Debt Securities (94.3%)
(Cost $159,415,584)		161,234,415

	Number of
	Shares
COMMON STOCKS:
Consumer Discretionary (0.0%)
Media (0.0%)
NTL, Inc.	4,081	110,309

Total Consumer Discretionary		110,309

Financials (0.2%)
Diversified Financial Services (0.2%)
Leucadia National Corp.	10,838	285,798

Total Financials		285,798

Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc.*†	4,056	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
XO Holdings, Inc.*	1,285	5,012

Total Telecommunication Services		5,012

Total Common Stocks (0.2%)
(Cost $2,446,042)		401,119

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Warrants	(Note 1)

WARRANTS:
Health Care (0.1%)
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc.,
$5.19, expiring 10/1/09*†	350	$100,309

Total Health Care		100,309

Information Technology (0.0%)
Communications Equipment (0.0%)
Loral Space & Communications,
$0.14, expiring 1/15/07*†	850	—
$23.70, expiring 12/26/06†*	5,584	—

		—

Internet Software & Services (0.0%)
Verado Holdings, Inc.,
$0.01, expiring 4/15/08*†	500	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc.,
$0.01, expiring 4/15/08*†	250	—
XO Holdings, Inc.,
$6.25, expiring 1/16/10*	2,573	1,595
$7.50, expiring 1/16/10*	1,930	695
$10.00, expiring 1/16/10*	1,930	386

Total Telecommunication Services		2,676

Total Warrants (0.1%)
(Cost $8,416)		102,985

	Principal	Value
	Amount	(Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (25.0%)
Banc of America Securities LLC, Repurchase Agreement
5.32%, 11/1/06 (r)	$42,845,941	$42,845,941

Time Deposit (3.8%)
JPMorgan Chase Nassau
4.77%, 11/1/06	6,434,701	6,434,701

Total Short-Term Investments (28.8%)
(Amortized Cost $49,280,642)		49,280,642

Total Investments (123.4%)
(Cost/Amortized Cost $211,150,684)		211,019,161
Other Assets Less Liabilities (-23.4%)		(39,947,527)

Net Assets (100%)		$171,071,634

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $100,309 or 0.06% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2006, the market value of these securities amounted to $27,520,523 or 16.09% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2006. Maturity date disclosed is the ultimate maturity date.

(h)	Security in default, non-income producing.

(l)	Floating rate security. Rate disclosed is as of October 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$131,621,734
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$180,503,675
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,449,319
Aggregate gross unrealized depreciation	(3,754,394)

Net unrealized depreciation	$(305,075)

Federal income tax cost of investments	$211,324,236

At October 31, 2006, the Fund had loaned securities with a total value $41,995,558. This was secured by collateral of $42,845,941 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
The Fund has a net capital loss carryforward of $17,698,866 of which $3,220,270 expires in the year 2009, $11,007,057 expires in the year 2010, and $3,471,539 expires in the year 2011. The Fund utilized $2,394,572 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Australia (4.7%)
BHP Billiton Ltd.	183,268	$3,868,903
BHP Billiton Ltd. (ADR)^	117,600	5,006,232

		8,875,135

Bermuda (5.4%)
Ingersoll-Rand Co., Ltd., Class A	72,200	2,650,462
Nabors Industries Ltd.*^	218,300	6,741,104
PartnerReinsurance Ltd.	12,100	846,032

		10,237,598

Brazil (4.9%)
Aracruz Celulose S.A. (ADR)^	72,800	4,005,456
Cia Vale do Rio Doce (ADR)	203,200	5,169,408

		9,174,864

Canada (23.0%)
Alcan, Inc.	85,800	4,042,038
Brookfield Asset Management, Inc., Class A (New York Exchange)	21,050	937,567
Brookfield Asset Management, Inc., Class A (Toronto Exchange)^	25,050	1,143,341
Cameco Corp.	67,400	2,367,762
Canadian National Railway Co.	107,000	5,097,480
Canadian Natural Resources Ltd.	15,400	803,110
Canadian Pacific Railway Ltd.	92,000	5,197,080
Ensign Energy Services, Inc.	8,200	133,343
Finning International, Inc.	42,800	1,518,408
IPSCO, Inc.^	63,900	5,843,016
Manulife Financial Corp.	53,300	1,728,519
Potash Corp. of Saskatchewan, Inc.	41,600	5,195,840
Precision Drilling Trust	5,000	143,300
Suncor Energy, Inc.	34,800	2,678,834
Talisman Energy, Inc.	75,600	1,248,156
Teck Cominco Ltd., Class B	69,300	5,110,502
Trican Well Service Ltd.	6,600	116,043

		43,304,339

France (0.1%)
Groupe Danone	1,553	227,553

Germany (0.7%)
BASF AG	2,165	190,833
RWE AG	10,724	1,059,829

		1,250,662

Italy (1.3%)
Saipan S.p.A.^	104,331	2,460,850

Luxembourg (4.5%)
Tenaris S.A. (ADR)^	218,500	8,431,915

Mexico (0.6%)
Cemex S.A.B. de C.V. (Sponsored ADR)*^	37,020	1,137,995

Netherlands (1.2%)
Core Laboratories N.V.*^	3,700	269,693
ING Groep N.V. (ADR)	20,300	899,899
ING Groep N.V. (CVA)	23,132	1,024,796

		2,194,388

Sweden (0.7%)
Volvo AB (ADR)	6,200	386,694
Volvo AB, Class B^	16,800	1,050,378

		1,437,072

Switzerland (5.0%)
Nestle S.A. (Registered)	5,100	1,742,573

	Number of	Value
	Shares	(Note 1)

Novartis AG (ADR)	13,000	$789,490
Novartis AG (Registered)	14,884	903,439
Syngenta AG (ADR)^	10,000	322,300
Syngenta AG (Registered)*	12,786	2,065,126
UBS AG (Registered) (New York Exchange)	20,200	1,208,768
UBS AG (Registered) (Virt-x Exchange)	39,098	2,335,476

		9,367,172

United Kingdom (13.6%)
Anglo American plc	46,433	2,093,543
Anglo American plc (ADR)^	117,400	2,662,632
BAE Systems plc	281,685	2,253,737
British American Tobacco plc	81,355	2,217,298
British American Tobacco plc (ADR)^	18,800	1,034,000
Cadbury Schweppes plc	16,553	166,536
Cadbury Schweppes plc (ADR)^	20,400	828,036
Diageo plc	61,500	1,137,770
Diageo plc (Sponsored ADR)^	50,800	3,783,076
Rio Tinto plc	60,335	3,327,939
Rio Tinto plc (ADR)^	27,300	6,043,947

		25,548,514

United States (25.5%)
Cooper Industries Ltd., Class A	50,800	4,544,060
GlobalSantaFe Corp.	172,100	8,931,990
Noble Corp.	126,900	8,895,690
Schlumberger Ltd.	142,400	8,982,592
Transocean, Inc.*	127,100	9,219,834
Weatherford International Ltd.*	177,900	7,308,132

		47,882,298

Total Common Stocks (91.2%)
(Cost $160,848,437)		171,530,355

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (11.3%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$21,305,627	21,305,627

Time Deposit (8.4%)
JPMorgan Chase Nassau 4.77%, 11/1/06	15,673,317	15,673,317

Total Short-Term Investments (19.7%)
(Amortized Cost $36,978,944)		36,978,944

Total Investments (110.9%)
(Cost/Amortized Cost $197,827,381)		208,509,299
Other Assets Less Liabilities (-10.9%)		(20,489,876)

Net Assets (100%)		$188,019,423

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: ADR — American Depositary Receipt CVA — Dutch Certification

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$170,272,175
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$87,500,973
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,087,862
Aggregate gross unrealized depreciation	(4,405,944)

Net unrealized appreciation	$10,681,918

Federal income tax cost of investments	$197,827,381

At October 31, 2006, the Fund had loaned securities with a total value of $20,900,405. This was secured by collateral of $21,305,627 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
The Fund has a net capital loss carryforward of $7,433,848 of which $905,830 expires in the year 2008 and $6,528,018 expires in the year 2011. A portion of the capital loss carryforward may be limited pursuant to the Internal Revenue Code and regulations.
The Fund utilized $15,429,873 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (10.7%)
Hotels, Restaurants & Leisure (3.3%)
Starwood Hotels & Resorts Worldwide, Inc.	44,500	$2,658,430

Multiline Retail (3.3%)
Sears Holdings Corp.*	15,000	2,617,050

Specialty Retail (4.1%)
Staples, Inc.	63,100	1,627,349
Urban Outfitters, Inc.*^	90,700	1,587,250

		3,214,599

Total Consumer Discretionary		8,490,079

Consumer Staples (8.0%)
Household Products (4.0%)
Procter & Gamble Co.	50,200	3,182,178

Tobacco (4.0%)
Altria Group, Inc.	38,900	3,163,737

Total Consumer Staples		6,345,915

Financials (8.0%)
Capital Markets (2.2%)
Morgan Stanley	22,800	1,742,604

Commercial Banks (1.8%)
Commerce Bancorp, Inc./New Jersey^	41,000	1,431,720

Consumer Finance (4.0%)
American Express Co.	54,400	3,144,864

Total Financials		6,319,188

Health Care (15.8%)
Biotechnology (2.2%)
Amgen, Inc.*	23,000	1,745,930

Health Care Equipment & Supplies (4.2%)
St. Jude Medical, Inc.*	96,400	3,311,340

Health Care Providers & Services (7.1%)
Cardinal Health, Inc.	29,900	1,956,955
Medco Health Solutions, Inc.*	68,700	3,675,450

		5,632,405

Pharmaceuticals (2.3%)
Allergan, Inc.	15,900	1,836,450

Total Health Care		12,526,125

Industrials (9.7%)
Aerospace & Defense (2.2%)
Boeing Co.	21,300	1,701,018

Airlines (2.0%)
U.S. Airways Group, Inc.*^	32,400	1,615,464

Industrial Conglomerates (3.2%)
General Electric Co.	72,800	2,556,008

Road & Rail (2.3%)
Union Pacific Corp.	20,400	1,848,852

Total Industrials		7,721,342

Information Technology (44.2%)
Communications Equipment (9.9%)
Corning, Inc.*	157,200	3,211,596
QUALCOMM, Inc.	126,900	4,617,891

		7,829,487

Computers & Peripherals (7.7%)
Apple Computer, Inc.*	42,900	3,478,332
SanDisk Corp.*	54,800	2,635,880

		6,114,212

	Number of	Value
	Shares	(Note 1)

Internet Software & Services (7.4%)
Akamai Technologies, Inc.*^	43,200	$2,024,352
Google, Inc., Class A*	8,100	3,858,759

		5,883,111

Semiconductors & Semiconductor Equipment (4.1%)
Broadcom Corp., Class A*	54,100	1,637,607
National Semiconductor Corp.	67,300	1,634,717

		3,272,324

Software (15.1%)
Electronic Arts, Inc.*	120,700	6,383,823
Microsoft Corp.	192,700	5,532,417

		11,916,240

Total Information Technology		35,015,374

Total Common Stocks (96.4%)
(Cost $74,803,688)		76,418,023

	Principal
	Amount
SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (4.2%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$3,325,850	3,325,850

Time Deposit (2.2%)
JPMorgan Chase Nassau 4.77%, 11/1/06	1,786,432	1,786,432

Total Short-Term Investments (6.4%)
(Amortized Cost $5,112,282)		5,112,282

Total Investments (102.8%)
(Cost/Amortized Cost $79,915,970)		81,530,305
Other Assets Less Liabilities (-2.8%)		(2,258,967)

Net Assets (100%)		$79,271,338

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$128,257,517
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$152,214,700
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,765,484
Aggregate gross unrealized depreciation	(4,360,102)

Net unrealized appreciation	$1,405,382

Federal income tax cost of investments	$80,124,923

At October 31, 2006, the Fund had loaned securities with a total value $3,243,218. This was secured by collateral of $3,325,850 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
For the year ended October 31, 2006, the Fund incurred approximately $5,530 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.
The Fund has a net capital loss carryforward of $114,787,651 of which $7,069,507 expires in the year 2007, $73,520,656 expires in the year 2008, and $34,197,488 expires in the year 2009. The Fund utilized $7,965,351 in capital loss carryforward during the fiscal year ended October 31, 2006.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Principal	Value
	Amount	(Note 1)

SHORT-TERM DEBT SECURITIES:
Certificate of Deposit (4.2%)
Citibank N.A. 5.29%, 12/1/06 (p)	$5,000,000	$5,000,000

Commercial Paper (82.1%)
Abbey National North America LLC 5.37%, 11/1/06 (p)	4,000,000	4,000,000
Atlantis One Funding Corp. 5.19%, 12/22/06 (b)(p)	4,000,000	3,970,222
Bank of America Corp. 5.25%, 4/2/07 (p)	4,000,000	3,912,684
Barclays U.S. Funding Corp. 5.42%, 11/1/06 (p)	4,000,000	4,000,000
Bear Stearns Cos., Inc. 5.31%, 3/20/07 (p)	5,000,000	4,898,839
Beethoven Funding Corp. 5.17%, 12/13/06 §(p)	4,000,000	3,975,430
Charta LLC 5.14%, 12/5/06 §(p)	4,000,000	3,980,129
Ciesco LLC 5.14%, 12/5/06 §(p)	4,000,000	3,980,129
CRC Funding LLC 5.14%, 12/5/06 §(p)	4,000,000	3,980,129
Daimler Chrysler Revenue Auto Conduit LLC 5.15%, 12/8/06 (p)	4,000,000	3,978,376
Deutsche Bank Financial LLC 5.37%, 11/1/06 (p)	4,000,000	4,000,000
FCAR Owner Trust I 5.21%, 1/4/07 (p)	4,000,000	3,962,738
Gemini Securitization Corp. 5.14%, 12/4/06 §(p)	5,000,000	4,975,846
Govco, Inc. 5.05%, 11/22/06 §(p)	5,000,000	4,984,629
K2 (USA) LLC 5.43%, 11/2/06 §(p)	3,000,000	2,999,553
Liquid Funding Ltd. 5.28%, 2/7/07 §(p)	4,485,000	4,420,780
Mane Funding Corp. 5.19%, 12/20/06 §(p)	4,000,000	3,971,362
Nordea N.A. 5.42%, 11/1/06 (p)	5,000,000	5,000,000
San Paolo U.S. Financial Co. 5.06%, 11/24/06 (p)	5,000,000	4,983,197
Sigma Finance, Inc. 5.11%, 11/30/06 §(p)	5,000,000	4,978,814
Simba Funding Corp. 5.17%, 12/13/06 (p)	4,000,000	3,975,453
Toyota Motor Credit Corp. 5.02%, 11/20/06 (p)	5,000,000	4,986,106
UBS Finance Delaware LLC 5.35%, 11/1/06 (p)	4,000,000	4,000,000

Total Commercial Paper		97,914,416

Time Deposits (2.6%)
JPMorgan Chase Nassau 4.77%, 11/1/06	49,336	49,336
Manufacturers & Traders Trust Co. 5.31%, 11/1/06	3,100,000	3,100,000

Total Time Deposits		3,149,336

Variable Rate Securities (12.4%)
General Electric Capital Corp. 5.45%, 10/17/07 (l)	3,850,000	3,850,000
Links Finance LLC 5.33%, 10/30/07 §(l)	4,000,000	3,999,602
Merrill Lynch & Co., Inc. 5.57%, 7/11/07 (l)	2,000,000	2,000,000

	Principal	Value
	Amount	(Note 1)

Royal Bank of Canada 5.35%, 11/9/07 (l)	$5,000,000	$5,000,000

Total Variable Rate Securities		14,849,602

Total Investments (101.3%)
(Amortized Cost $120,913,354)		120,913,354
Other Assets Less Liabilities (-1.3%)		(1,595,583)

Net Assets (100%)		$119,317,771

Federal Income Tax Cost of Investments		$120,913,354

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2006, the market value of these securities amounted to $46,246,403 or 38.76% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating rate security. Rate disclosed is as of October 31, 2006.

(p)	Yield to maturity.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Principal	Value
	Amount	(Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (41.1%)
Asset Backed Securities (29.3%)
Aegis Asset Backed Securities Trust, Series 06-1 A1 5.400%, 1/25/37 (l)	$375,000	$375,000
AmeriCredit Automobile Receivables Trust, Series 05-DA A3 4.870%, 12/6/10	650,000	647,116
Amresco Residential Securities Mortgage Loan Trust, Series 98-2 M1F 6.745%, 6/25/28	56,387	56,144
Atherton Franchisee Loan Funding, Series 98-A A2 6.720%, 5/15/20 (b)	122,327	122,319
Capital One Master Trust, Series 98-1 A 6.310%, 6/15/11	750,000	762,690
Capital One Multi-Asset Execution Trust, Series 03-C1 C1 7.870%, 3/15/11 (l)	250,000	257,969
Carmax Auto Owner Trust, Series 05-2 A3 4.210%, 1/15/10	600,000	593,779
Centex Home Equity, Series 04-D MV3 6.320%, 9/25/34 (l)	750,000	757,299
Chase Manhattan Auto Owner Trust, Series 06-B A4 5.110%, 4/15/14	625,000	627,941
Citibank Credit Card Issuance Trust, Series 02-C3 C3 6.530%, 12/15/09 (l)	220,000	222,079
Series 03-A3 A3 3.100%, 3/10/10	400,000	389,336
Series 05-B1 B1 4.400%, 9/15/10	750,000	739,588
Series 05-C5 C5 4.950%, 10/25/10	600,000	595,987
CNH Equipment Trust, Series 06-A A3 5.200%, 8/16/10	700,000	701,600
Countrywide Asset Backed Certificates, Series 06-2A1 5.370%, 4/25/28 (l)	450,000	450,000
Daimler Chrysler Auto Trust, Series 06-C A3 5.020%, 7/8/10	475,000	474,823
Discover Card Master Trust I, Series 03-2 B 3.850%, 8/15/10	500,000	490,861
DVI Receivables Corp., Series 03-1 D1 7.270%, 3/14/11 †(l)	160,268	—
Ford Credit Auto Owner Trust, Series 05-C A3 4.300%, 8/15/09	550,000	544,532
Fremont Home Loan Trust, Series 05-E 2A2 5.490%, 1/25/36 (l)	375,000	375,133
GCO Slims Trust, Series 06-1A 5.720%, 3/1/22 (b)	367,752	369,418
Harley-Davidson Motorcycle Trust, Series 06-2 A2 5.350%, 3/15/13	750,000	755,703

	Principal	Value
	Amount	(Note 1)

Household Automotive Trust, Series 05-2 A3 4.370%, 5/17/10	$500,000	$495,483
Lehman ABS Manufactured Housing Contract, Series 01-B A3 4.350%, 5/15/14	137,541	131,701
Long Beach Auto Receivables Trust, Series 05-A A3 4.080%, 6/15/10	700,000	694,972
MBNA Credit Card Master Note Trust, Series 05-A7 A7 4.300%, 2/15/11^	750,000	740,868
Morgan Stanley ABS Capital I, Series 04-HE4 M3 6.820%, 5/25/34 (l)	300,000	299,997
Nissan Auto Receivables Owner Trust, Series 06-B A3 5.160%, 2/15/10	350,000	349,918
Triad Auto Receivables Owner Trust, Series 04-A A4 2.500%, 9/13/10	618,561	604,921
USAA Auto Owner Trust, Series 06-1 A3 5.010%, 9/15/10	500,000	499,360
World Omni Auto Receivables Trust, Series 05-A A4 3.820%, 11/12/11	425,000	416,228

		14,542,765

Non-Agency CMO (11.8%)
Banc of America Mortgage Securities, Series 03-B 2A2 4.413%, 3/25/33 (l)	130,429	128,722
Series 03-I 1A1 5.714%, 10/25/33 (l)	221,093	223,644
Series 04-A 1A1 3.433%, 2/25/34 (l)	359,591	362,868
Series 04-C 2A1 3.712%, 4/25/34 (l)	607,967	590,722
Series 04-K 2A1 4.404%, 12/25/34 (l)	35,426	34,897
Commercial Mortgage Acceptance Corp., Series 99-C1 A2 7.030%, 6/15/31	307,744	318,522
Credit Suisse Mortgage Capital Certificates, Series 06-C3 A1 4.991%, 6/15/38	485,527	483,914
FFCA Secured Lending Corp., Series 98-1 A1B 6.730%, 10/18/25 (b)	14,226	14,200
GE Capital Commercial Mortgage Corp., Series 01-2 A2 5.850%, 8/11/33	432,842	436,360
GMAC Commercial Mortgage Securities, Inc., Series 99-C1 A2 6.175%, 5/15/33	328,466	333,894
Greenwich Capital Commercial Funding Corp., Series 02-C1 A1 3.357%, 1/11/13	294,076	288,856
GS Mortgage Securities Corp. II, Series 05-GG4 A1P 5.285%, 7/10/39	292,348	293,269
Nomura Asset Securities Corp., Series 98-D6 A1B 6.590%, 3/15/30	573,967	582,750
Residential Accredit Loans, Inc., Series 06-QA9 A1 5.500%, 11/25/36 (l)	425,000	425,000

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Principal	Value
	Amount	(Note 1)

Sequoia Mortgage Trust, Series 6A 5.640%, 4/19/27 (l)	$92,816	$92,846
Washington Mutual, Inc., Series 03-AR5 A6 3.695%, 6/25/33 (l)	500,000	487,807
Series 03-AR10 A4 4.062%, 10/25/33 (l)	413,214	409,032
Series 04-AR1 A 4.229%, 3/25/34 (l)	343,717	337,256

		5,844,559

Total Asset-Backed and Mortgage-Backed Securities		20,387,324

Consumer Discretionary (0.4%)
Automobiles (0.4%)
DaimlerChrysler N.A. Holding Corp. 4.050%, 6/4/08	200,000	195,557

Total Consumer Discretionary		195,557

Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp. 3.250%, 5/1/08	200,000	193,713
Ocean Energy, Inc. 4.375%, 10/1/07	200,000	198,088
Valero Energy Corp. 3.500%, 4/1/09	200,000	192,046

Total Energy		583,847

Financials (8.5%)
Capital Markets (0.8%)
Goldman Sachs Group, Inc. 3.875%, 1/15/09	400,000	389,545

Commercial Banks (2.3%)
Bank One N.A./Illinois 3.700%, 1/15/08^	400,000	392,221
Wachovia Bank N.A. 5.800%, 12/1/08	250,000	253,431
Wells Fargo & Co. 3.120%, 8/15/08	500,000	482,360

		1,128,012

Consumer Finance (0.7%)
HSBC Finance Corp. 5.875%, 2/1/09	370,000	375,984

Diversified Financial Services (2.5%)
Bank of America Corp. 3.875%, 1/15/08	375,000	368,950
Citigroup, Inc. 4.200%, 12/20/07	350,000	345,899
General Electric Capital Corp. 4.125%, 9/1/09	550,000	536,945

		1,251,794

Insurance (1.5%)
American International Group, Inc. 2.875%, 5/15/08	420,000	405,854
Protective Life Secured Trusts 3.700%, 11/24/08	350,000	340,278

		746,132

Real Estate Investment Trusts (REITs) (0.7%)
Simon Property Group LP (REIT) 6.375%, 11/15/07	325,000	327,765

Total Financials		4,219,232

	Principal	Value
	Amount	(Note 1)

Government Securities (35.3%)
Agency CMO (4.6%)
Federal Home Loan Mortgage Corp. 5.500%, 6/15/26	$710,000	$715,189
6.000%, 4/15/27	721,148	730,849
Federal National Mortgage Association 5.500%, 6/25/30	820,000	823,813

		2,269,851

U.S. Government Agencies (19.3%)
Federal Home Loan Bank 3.375%, 2/15/08	1,150,000	1,126,116
Federal Home Loan Mortgage Corp. 4.776%, 5/1/35 (l)	757,918	745,400
Federal National Mortgage Association 4.250%, 8/15/10	1,350,000	1,321,009
4.499%, 5/1/33 (l)	382,500	374,431
3.684%, 6/1/34 (l)	236,472	236,707
4.272%, 7/1/34 (l)	281,178	275,943
4.526%, 4/1/35 (l)	785,456	775,699
4.635%, 5/1/35 (l)	771,967	762,292
4.645%, 5/1/35 (l)	812,082	801,804
4.903%, 6/1/35 (l)	717,050	709,385
4.847%, 12/1/35 (l)	818,939	811,160
5.614%, 6/1/36 (l)	709,867	710,815
5.735%, 6/1/36 (l)	884,950	893,268

		9,544,029

U.S. Treasuries (11.4%)
U.S. Treasury Notes 3.125%, 9/15/08^	490,000	476,352
4.625%, 9/30/08^	2,170,000	2,166,524
3.125%, 10/15/08^	450,000	436,975
4.875%, 10/31/08	1,100,000	1,103,695
4.875%, 5/15/09^	575,000	578,279
4.875%, 8/15/09^	895,000	900,803

		5,662,628

Total Government Securities		17,476,508

Health Care (0.4%)
Health Care Providers & Services (0.4%)
WellPoint, Inc. 3.750%, 12/14/07	200,000	196,484

Total Health Care		196,484

Industrials (2.8%)
Aerospace & Defense (1.2%)
Goodrich Corp. 7.500%, 4/15/08	375,000	384,743
Raytheon Co. 6.150%, 11/1/08	200,000	203,368

		588,111

Airlines (0.8%)
Southwest Airlines Co. 7.875%, 9/1/07	400,000	407,179

Industrial Conglomerates (0.4%)
Tyco International Group S.A. 6.125%, 1/15/09	200,000	203,445

Transportation Infrastructure (0.4%)
CSX Corp. 6.250%, 10/15/08	200,000	203,620

Total Industrials		1,402,355

Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.8%)
Deutsche Telekom International Finance B.V. 3.875%, 7/22/08	370,000	361,912

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Principal	Value
	Amount	(Note 1)

Wireless Telecommunication Services (0.6%)
Vodafone Group plc 3.950%, 1/30/08	$315,000	$310,093

Total Telecommunication Services		672,005

Utilities (1.1%)
Electric Utilities (0.4%)
Ohio Edison Co. 4.000%, 5/1/08	200,000	196,179

Multi-Utilities (0.7%)
Duke Energy Corp. 4.200%, 10/1/08^	350,000	343,094

Total Utilities		539,273

Total Long-Term Debt Securities (92.2%)
(Cost $45,947,798)		45,672,585

SHORT-TERM INVESTMENTS:
Government Security (9.5%)
Federal Home Loan Bank 4.98%, 11/1/06 (o)(p)	4,700,000	4,699,350

Short-Term Investment of Cash Collateral for Securities Loaned (8.4%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	4,178,064	4,178,064

	Principal	Value
	Amount	(Note 1)

Time Deposit (1.9%)
JPMorgan Chase Nassau 4.77%, 11/1/06	$954,390	$954,390

Total Short-Term Investments (19.8%)
(Cost/Amortized Cost $9,832,454).		9,831,804

Total Investments (112.0%)
(Cost/Amortized Cost $55,780,252)		55,504,389
Other Assets Less Liabilities (-12.0%)		(5,945,520)

Net Assets (100%)		$49,558,869

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $0 or 0.0% of net assets) valued at fair value.

(b)	Illiquid security.

(l)	Floating rate security. Rate disclosed is as of October 31, 2006.

(o)	Discount Note Security. Effective rate calculated as of October 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: CMO — Collateralized Mortgage Obligation

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$38,477,921
Long-term U.S. Treasury securities	26,887,284

$65,365,205

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$32,537,467
Long-term U.S. Treasury securities	29,994,301

$62,531,768

As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$117,521
Aggregate gross unrealized depreciation	(393,384)

Net unrealized depreciation	$(275,863)

Federal income tax cost of investments	$55,780,252

At October 31, 2006, the Fund had loaned securities with a total value of $5,432,467. This was secured by collateral of $4,178,064 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,340,808 was received in the form of short-term pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.
The Fund has a net capital loss carryforward of $539,530 of which $187,133 expires in the year 2013 and $352,397 expires in the year 2014.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (17.3%)
Hotels, Restaurants & Leisure (4.1%)
Red Robin Gourmet Burgers, Inc.*^	37,225	$1,795,734
Shuffle Master, Inc.*^	46,150	1,291,277
Vail Resorts, Inc.*^	36,300	1,402,995

		4,490,006

Household Durables (2.9%)
Universal Electronics, Inc.*^	146,950	3,178,529
Leisure Equipment & Products (1.3%)
Pool Corp.^	36,200	1,483,476

Media (1.0%)
Entravision Communications Corp., Class A*	155,165	1,138,911

Specialty Retail (4.0%)
Build-A-Bear Workshop, Inc.*^	56,360	1,644,585
Genesco, Inc.*^	73,580	2,764,400

		4,408,985

Textiles, Apparel & Luxury Goods (4.0%)
Carter’s, Inc.*^	61,900	1,747,437
Volcom, Inc.*^	81,700	2,676,492

		4,423,929

Total Consumer Discretionary		19,123,836

Consumer Staples (1.4%)
Food Products (1.4%)
Delta & Pine Land Co.	38,240	1,549,102

Total Consumer Staples		1,549,102

Energy (7.7%)
Energy Equipment & Services (7.7%)
Core Laboratories N.V.*	17,210	1,254,437
Horizon Offshore, Inc.*	50,755	876,031
NS Group, Inc.*	24,815	1,621,909
Oceaneering International, Inc.*	21,930	789,261
Tetra Technologies, Inc.*	89,770	2,325,043
Unit Corp.*	35,265	1,635,943

Total Energy		8,502,624

Financials (8.2%)
Capital Markets (0.8%)
Cowen Group, Inc.*	66,165	956,084

Commercial Banks (0.5%)
Boston Private Financial Holdings, Inc.	19,615	542,159

Consumer Finance (3.2%)
Cash America International, Inc.	86,075	3,557,480

Insurance (3.7%)
American Safety Insurance Holdings Ltd.*	32,340	611,226
First Mercury Financial Corp.*	41,095	850,667
Philadelphia Consolidated Holding Corp.*	66,745	2,611,064

		4,072,957

Total Financials		9,128,680

Health Care (20.3%)
Biotechnology (2.4%)
Arena Pharmaceuticals, Inc.*^	37,460	571,265
Ariad Pharmaceuticals, Inc.*^	166,450	724,057
Cubist Pharmaceuticals, Inc.*	35,770	796,598
deCODE genetics, Inc.*^	112,330	597,596

		2,689,516

	Number of	Value
	Shares	(Note 1)

Health Care Equipment & Supplies (8.3%)
American Medical Systems Holdings, Inc.*^	127,080	$2,263,295
Arrow International, Inc.	56,405	2,016,478
Cutera, Inc.*	18,340	522,506
DJO, Inc.*^	25,100	1,009,773
Respironics, Inc.*	63,640	2,247,765
Thoratec Corp.*^	69,705	1,097,854

		9,157,671

Health Care Providers & Services (4.5%)
Centene Corp.*^	100,910	2,380,467
Horizon Health Corp.*^	81,815	1,265,678
Matria Healthcare, Inc.*^	46,875	1,321,875

		4,968,020

Health Care Technology (4.4%)
Eclipsys Corp.*^	146,605	3,106,560
Per-Se Technologies, Inc.*^	69,925	1,711,764

		4,818,324

Life Sciences Tools & Services (0.7%)
ICON plc (ADR)*	21,585	774,470

Total Health Care		22,408,001

Industrials (11.4%)
Commercial Services & Supplies (6.3%)
Corrections Corp. of America*	52,207	2,385,338
Global Cash Access Holdings, Inc.*	77,345	1,233,653
School Specialty, Inc.*	11,745	459,934
Waste Connections, Inc.*^	71,600	2,913,404

		6,992,329

Electrical Equipment (1.7%)
General Cable Corp.*	48,085	1,807,996
Machinery (3.4%)
Actuant Corp., Class A^	31,125	1,597,958
Bucyrus International, Inc., Class A	51,525	2,158,897

		3,756,855

Total Industrials		12,557,180

Information Technology (27.8%)
Communications Equipment (1.9%)
EMS Technologies, Inc.*^	61,888	1,129,456
Ixia*^	108,375	991,631

		2,121,087

Computers & Peripherals (2.3%)
Avid Technology, Inc.*^	45,900	1,657,908
msystems Ltd.*	25,310	923,562

		2,581,470

Electronic Equipment & Instruments (6.7%)
Cogent, Inc.*^	15,325	176,238
Coherent, Inc.*	72,850	2,347,955
Dolby Laboratories, Inc., Class A*	99,425	1,967,621
OYO Geospace Corp.*^	39,950	2,273,954
Photon Dynamics, Inc.*^	49,250	584,597

		7,350,365

Internet Software & Services (1.5%)
eCollege.com, Inc.*^	50,945	881,349
Internet Capital Group, Inc.*^	78,805	825,876

		1,707,225

Semiconductors & Semiconductor Equipment (6.4%)
Advanced Energy Industries, Inc.*^	96,335	1,514,386
Integrated Device Technology, Inc.*	155,570	2,465,784
Supertex, Inc.*^	28,300	1,256,803
Trident Microsystems, Inc.*^	84,405	1,784,322

		7,021,295

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Software (9.0%)
Ansys, Inc.*^	56,570	$2,602,220
FactSet Research Systems, Inc.	49,015	2,494,864
Netsmart Technologies, Inc.*	71,818	943,689
Quality Systems, Inc.^	59,630	2,530,697
The9 Ltd. (ADR)*^	58,304	1,376,557

		9,948,027

Total Information Technology		30,729,469

Materials (4.8%)
Chemicals (0.9%)
Terra Industries, Inc.*	111,960	1,040,108

Construction Materials (1.6%)
Texas Industries, Inc.^	27,810	1,727,001

Metals & Mining (2.3%)
Aleris International, Inc.*^	50,105	2,580,909

Total Materials		5,348,018

Total Common Stocks (98.9%)
(Cost $89,278,400)		109,346,910

	Principal	Value
	Amount	(Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (29.5%)
Banc of America Securities LLC, Repurchase Agreement 5.32%, 11/1/06 (r)	$32,662,131	$32,662,131

Time Deposit (3.4%)
JPMorgan Chase Nassau 4.77%, 11/1/06	3,773,622	3,773,622

Total Short-Term Investments (32.9%)
(Amortized Cost $36,435,753)		36,435,753

Total Investments (131.8%)
(Cost/Amortized Cost $125,714,153)		145,782,663
Other Assets Less Liabilities (-31.8%)		(35,215,337)

Net Assets (100%)		$110,567,326

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary: ADR — American Depositary Receipt

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$63,905,553
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$76,200,148
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,823,298
Aggregate gross unrealized depreciation	(2,872,717)

Net unrealized appreciation	$19,950,581

Federal income tax cost of investments	$125,832,082

At October 31, 2006, the Fund had loaned securities with a total value $31,731,617. This was secured by collateral of $32,662,131 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (21.8%)
Auto Components (2.7%)
BorgWarner, Inc.	140,000	$8,050,000
Dana Corp.^	30,000	48,300
Federal-Mogul Corp.*^	30,000	12,000
Modine Manufacturing Co.^	150,000	3,571,500
Proliance International, Inc.*^	166,000	717,120
Standard Motor Products, Inc.	140,000	1,551,200
Strattec Security Corp.*^	21,000	811,650
Superior Industries International, Inc.^	2,000	33,800
Tenneco, Inc.*	12,000	272,400

		15,067,970

Automobiles (0.4%)
Coachmen Industries, Inc.^	15,000	167,700
Fleetwood Enterprises, Inc.*^	215,000	1,535,100
Monaco Coach Corp.^	22,000	262,680

		1,965,480

Hotels, Restaurants & Leisure (5.1%)
Aztar Corp.*	55,000	2,946,350
Canterbury Park Holding Corp.	37,500	489,375
Churchill Downs, Inc.^	61,500	2,608,830
Denny’s Corp.*^	25,000	106,250
Dover Downs Gaming & Entertainment, Inc.^	125,000	1,771,250
Dover Motorsports, Inc.^	205,000	1,082,400
Gaylord Entertainment Co.*^	150,000	6,981,000
Magna Entertainment Corp., Class A*^	320,000	1,680,000
Marcus Corp.^	10,000	249,900
Pinnacle Entertainment, Inc.*	120,000	3,631,200
Six Flags, Inc.*^	110,000	627,000
Steak n Shake Co.*^	97,000	1,803,230
Triarc Cos., Inc., Class A	90,000	1,646,100
Triarc Cos., Inc., Class B^	175,000	2,938,250

		28,561,135

Household Durables (1.5%)
Cavalier Homes, Inc.*	150,000	462,000
Cavco Industries, Inc.*^	80,000	2,686,400
Champion Enterprises, Inc.*^	160,000	1,481,600
Fedders Corp.*^	295,000	327,450
Jarden Corp.*^	3,000	107,940
Lenox Group, Inc.*	62,000	372,620
National Presto Industries, Inc.	13,000	795,990
Nobility Homes, Inc.^	6,300	170,163
Palm Harbor Homes, Inc.*^	40,000	561,200
Skyline Corp.^	35,000	1,382,150
Syratech Corp.*	400	28

		8,347,541

Internet & Catalog Retail (0.1%)
ValueVision Media, Inc., Class A*^	38,900	502,199

Leisure Equipment & Products (0.3%)
Fairchild Corp., Class A*^	410,000	1,037,300
Marine Products Corp.^	75,000	799,500

		1,836,800

Media (9.3%)
Acme Communications, Inc.*^	114,000	601,920
Beasley Broadcasting Group, Inc., Class A	60,000	420,600
Belo Corp., Class A	143,500	2,514,120
Cablevision Systems Corp. — New York Group, Class A	335,000	9,309,650
Crown Media Holdings, Inc., Class A*^	74,000	295,260
E.W. Scripps Co., Class A^	110,000	5,440,600

	Number of	Value
	Shares	(Note 1)

Fisher Communications, Inc.*^	73,500	$3,089,940
Gemstar-TV Guide International, Inc.*	350,000	1,218,000
Granite Broadcasting Corp.*	120,000	13,200
Gray Television, Inc.^	240,000	1,548,000
Gray Television, Inc., Class A^	62,000	432,140
Interactive Data Corp.*^	150,000	3,426,000
Interep National Radio Sales, Inc., Class A*	75,000	31,500
Journal Register Co.^	210,000	1,654,800
Lakes Entertainment, Inc.*^	244,500	2,777,520
Lee Enterprises, Inc.^	70,000	1,997,100
Liberty Global, Inc., Class A*^	15,013	393,941
Lin TV Corp., Class A*	200,000	1,644,000
Martha Stewart Living Omnimedia, Class A^	6,000	127,200
McClatchy Co., Class A	54,000	2,340,900
Media General, Inc., Class A^	145,000	5,379,500
Meredith Corp.	1,000	52,500
Nexstar Broadcasting Group, Inc., Class A*	40,000	152,000
Penton Media, Inc.*	300,000	168,000
Primedia, Inc.*^	680,000	1,149,200
Salem Communications Corp., Class A^	75,000	996,750
Sinclair Broadcast Group, Inc., Class A	280,000	2,525,600
Spanish Broadcasting System, Class A*^	80,000	376,000
Triple Crown Media, Inc.*^	40,000	282,000
Value Line, Inc.^	16,000	854,880
World Wrestling Entertainment, Inc.^	30,000	500,100
Young Broadcasting, Inc., Class A*^	185,000	431,050

		52,143,971

Specialty Retail (1.9%)
Aaron Rents, Inc., Class A	3,000	68,280
AutoNation, Inc.*^	22,076	442,624
Big 5 Sporting Goods Corp.^	12,000	288,480
Bowlin Travel Centers, Inc.*	63,000	113,400
Cabela’s, Inc.*^	1,000	23,600
CSK Auto Corp.*^	100,000	1,560,000
Earl Scheib, Inc.*	120,000	432,000
Gander Mountain Co.*^	2,000	14,960
Midas, Inc.*^	325,000	6,704,750
Pep Boys — Manny, Moe & Jack^	40,000	567,200
Tractor Supply Co.*	2,000	96,840

		10,312,134

Textiles, Apparel & Luxury Goods (0.5%)
Hartmarx Corp.*^	135,000	959,850
Levcor International, Inc.*	60,000	24,600
Movado Group, Inc.^	60,000	1,545,000
Wolverine World Wide, Inc.	13,000	368,680

		2,898,130

Total Consumer Discretionary		121,635,360

Consumer Staples (8.8%)
Beverages (0.4%)
Boston Beer Co., Inc., Class A*^	48,000	1,752,000
Brown-Forman Corp., Class B	7,600	548,644
Vermont Pure Holdings Ltd.*	10,000	15,000

		2,315,644

Food & Staples Retailing (2.0%)
Ingles Markets, Inc., Class A^	195,000	5,545,800
Topps Co., Inc.^	255,000	2,226,150
Weis Markets, Inc.^	74,000	3,004,400

		10,776,350

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Food Products (4.0%)
Corn Products International, Inc.^	160,000	$5,790,400
Del Monte Foods Co.	50,000	539,500
Delta & Pine Land Co.	10,000	405,100
Farmer Brothers Co.^	25,000	564,000
Flowers Foods, Inc.^	205,000	5,569,850
Gold Kist, Inc.*	20,000	396,200
Griffin Land & Nurseries, Inc.*	65,300	1,829,706
Hain Celestial Group, Inc.*^	30,000	846,900
JM Smucker Co.	72,000	3,528,000
John B. Sanfilippo & Son, Inc.*^	2,000	21,140
Ralcorp Holdings, Inc.*	54,000	2,670,300
Tootsie Roll Industries, Inc.^	10,000	317,800

		22,478,896

Household Products (1.6%)
Church & Dwight Co., Inc.^	98,250	3,986,002
Energizer Holdings, Inc.*	16,000	1,250,400
Katy Industries, Inc.*	175,000	455,000
Oil-Dri Corp. of America	160,000	2,590,400
Spectrum Brands, Inc.*^	40,000	388,800

		8,670,602

Personal Products (0.8%)
Elizabeth Arden, Inc.*	30,000	523,200
Revlon, Inc., Class A*	309,999	412,299
Schiff Nutrition International, Inc.*	574,600	3,619,980

		4,555,479

Total Consumer Staples		48,796,971

Energy (0.6%)
Energy Equipment & Services (0.6%)
Lufkin Industries, Inc.	3,000	181,020
RPC, Inc.^	61,000	1,324,920
W-H Energy Services, Inc.*^	35,000	1,639,050

Total Energy		3,144,990

Financials (4.9%)
Capital Markets (1.4%)
BKF Capital Group, Inc.*^	68,800	240,800
Epoch Holding Corp.*^	504,000	3,654,000
SWS Group, Inc.^	145,000	4,029,550

		7,924,350

Commercial Banks (0.4%)
First Republic Bank/California	36,000	1,401,840
Sterling Bancorp/New York^	38,430	748,617

		2,150,457

Insurance (2.5%)
Alleghany Corp.*^	11,999	3,668,694
Argonaut Group, Inc.*^	85,000	2,890,850
CNA Surety Corp.*^	280,000	5,695,200
Midland Co.^	27,500	1,285,350
Phoenix Cos., Inc.	20,000	316,800

		13,856,894

Real Estate Management & Development (0.1%)
Gyrodyne Co. of America, Inc.*	21,000	942,060

Thrifts & Mortgage Finance (0.5%)
Crazy Woman Creek Bancorp, Inc.‡	51,000	923,100
Flushing Financial Corp.	102,000	1,794,180

		2,717,280

Total Financials		27,591,041

	Number of	Value
	Shares	(Note 1)

Health Care (3.9%)
Biotechnology (0.0%)
Digene Corp.*^	1,500	$69,645

Health Care Equipment & Supplies (2.0%)
Advanced Medical Optics, Inc.*	10,000	408,500
Align Technology, Inc.*^	60,000	831,600
ArthroCare Corp.*^	4,000	161,640
Biolase Technology, Inc.*^	22,000	143,000
Biosite, Inc.*^	17,500	803,775
Conmed Corp.*^	52,000	1,153,880
Dentsply International, Inc.	12,000	375,360
DJO, Inc.*^	10,000	402,300
Edwards Lifesciences Corp.*	25,000	1,073,250
Encore Medical Corp.*	10,000	65,100
Exactech, Inc.*^	42,300	571,896
ICU Medical, Inc.*^	34,000	1,436,500
Inverness Medical Innovations, Inc.*^	30,000	1,130,700
Kensey Nash Corp.*^	14,800	450,068
Lifecore Biomedical, Inc.*^	25,000	401,750
Orthofix International N.V.*	10,000	445,400
Regeneration Technologies, Inc.*^	40,000	254,800
Sirona Dental Systems, Inc.^	5,000	185,000
Thoratec Corp.*^	40,000	630,000
Young Innovations, Inc.^	6,000	216,540

		11,141,059

Health Care Providers & Services (0.9%)
Chemed Corp.^	32,000	1,135,680
Henry Schein, Inc.*^	2,000	99,380
Landauer, Inc.^	27,000	1,478,790
OCA, Inc.*	1,000	33
Odyssey HealthCare, Inc.*^	8,000	106,000
Owens & Minor, Inc.	50,000	1,575,500
Patterson Cos., Inc.*	15,000	492,750

		4,888,133

Health Care Technology (0.0%)
AMICAS, Inc.*^	35,000	110,250

Life Sciences Tools & Services (0.4%)
Invitrogen Corp.*^	36,000	2,088,360
Thermo Electron Corp.*	3,000	128,610

		2,216,970

Pharmaceuticals (0.6%)
Allergan, Inc.	21,539	2,487,754
Anormed, Inc.*	1,000	13,440
CNS, Inc.^	20,300	752,115
Collagenex Pharmaceuticals, Inc.*^	15,000	174,000

		3,427,309

Total Health Care		21,853,366

Industrials (32.1%)
Aerospace & Defense (4.6%)
AAR Corp.*^	52,000	1,354,080
Curtiss-Wright Corp.^	140,000	4,737,600
GenCorp, Inc.*^	380,000	4,978,000
Heico Corp.^	2,000	72,560
Herley Industries, Inc.*^	20,000	295,200
Moog, Inc., Class A*^	60,000	2,238,000
Precision Castparts Corp.	177,000	12,046,620

		25,722,060

Air Freight & Logistics (0.6%)
Park-Ohio Holdings Corp.*	235,000	3,278,250

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Building Products (0.0%)
Jacuzzi Brands, Inc.*	10,000	$123,900

Commercial Services & Supplies (2.7%)
ACCO Brands Corp.*^	6,000	145,800
Allied Waste Industries, Inc.*^	150,000	1,822,500
Central Parking Corp.^	18,000	308,700
Nashua Corp.*	205,000	1,281,250
Republic Services, Inc.	102,000	4,183,020
Rollins, Inc.^	340,000	7,357,600

		15,098,870

Construction & Engineering (0.2%)
Xanser Corp.*^	230,000	1,359,300

Electrical Equipment (6.9%)
A.O. Smith Corp., Class A	10,000	351,000
Acuity Brands, Inc.^	78,000	3,864,120
Ametek, Inc.	148,000	6,908,640
Baldor Electric Co.^	102,000	3,272,160
Belden CDT, Inc.^	78,000	2,823,600
C&D Technologies, Inc.^	8,000	39,680
Cooper Industries Ltd., Class A	24,000	2,146,800
Franklin Electric Co., Inc.^	42,000	2,265,480
GrafTech International Ltd.*^	170,000	1,028,500
Lamson & Sessions Co.*^	10,000	218,800
MagneTek, Inc.*	130,000	618,800
Roper Industries, Inc.	24,000	1,148,400
Tech/Ops Sevcon, Inc.	85,000	583,100
Thomas & Betts Corp.*	258,000	13,294,740
Woodward Governor Co.	1,000	35,710

		38,599,530

Industrial Conglomerates (2.2%)
Sequa Corp., Class A*^	28,000	2,971,080
Sequa Corp., Class B*	45,000	4,779,450
Standex International Corp.^	60,000	1,747,200
Teleflex, Inc.	8,000	497,600
Tredegar Corp.^	125,000	2,180,000

		12,175,330

Machinery (12.2%)
Ampco-Pittsburgh Corp.	59,000	1,958,800
Baldwin Technology Co.*	270,000	1,382,400
Barnes Group, Inc.^	5,000	100,250
CIRCOR International, Inc.	188,000	6,198,360
Clarcor, Inc.^	280,000	9,122,400
CNH Global N.V.^	30,000	800,400
Crane Co.	140,000	5,451,600
Donaldson Co., Inc.	67,000	2,515,850
Flowserve Corp.*	172,000	9,116,000
Gardner Denver, Inc.*	98,000	3,331,020
Gorman-Rupp Co.^	53,750	2,029,600
Graco, Inc.	99,000	4,035,240
IDEX Corp.	50,000	2,345,000
Lindsay Manufacturing Co.^	35,000	1,151,150
Met-Pro Corp.	2,833	38,302
Mueller Industries, Inc.	1,000	36,670
Mueller Water Products, Inc., Class A*^	5,000	79,850
Navistar International Corp.*^	65,000	1,802,450
Oshkosh Truck Corp.	15,000	678,150
Pentair, Inc.	25,000	823,500
Robbins & Myers, Inc.^	150,000	5,773,500
Tennant Co.	84,000	2,322,600
Watts Water Technologies, Inc., Class A^	183,500	6,829,870

		67,922,962

	Number of	Value
	Shares	(Note 1)

Road & Rail (0.1%)
Avis Budget Group, Inc.	20,000	$395,800

Trading Companies & Distributors (2.6%)
GATX Corp.	190,000	8,278,300
Huttig Building Products, Inc.*	85,000	455,600
Industrial Distribution Group, Inc.*^	74,000	603,100
Kaman Corp.	250,000	5,097,500
National Patent Development Corp.*^	35,000	52,850

		14,487,350

Total Industrials		179,163,352

Information Technology (3.6%)
Communications Equipment (0.3%)
Andrew Corp.*	20,000	185,200
Communications Systems, Inc.^	100,000	995,000
Plantronics, Inc.^	5,500	116,105
Stratos International, Inc.*^	20,000	130,400
Sycamore Networks, Inc.*^	30,000	112,500

		1,539,205

Computers & Peripherals (0.3%)
Intermec, Inc.*^	65,000	1,469,000

Electronic Equipment & Instruments (2.0%)
CTS Corp.^	265,000	3,741,800
Flir Systems, Inc.*^	4,000	127,760
Gerber Scientific, Inc.*^	145,000	2,118,450
IntriCon Corp.*	155,000	767,250
Park Electrochemical Corp.^	125,000	3,840,000
Paxar Corp.*^	31,000	620,620

		11,215,880

Internet Software & Services (0.0%)
Jupitermedia Corp.*^	2,000	17,580

IT Services (0.8%)
Edgewater Technology, Inc.*	424,000	2,747,520
StarTek, Inc.^	10,000	136,400
Tyler Technologies, Inc.*^	120,000	1,702,800

		4,586,720

Semiconductors & Semiconductor Equipment (0.1%)
MoSys, Inc.*^	83,000	629,140

Software (0.1%)
FalconStor Software, Inc.*^	30,000	235,800
GSE Systems, Inc.*	9,907	32,693
OpenTV Corp., Class A*	70,000	208,600

		477,093

Total Information Technology		19,934,618

Materials (9.9%)
Chemicals (5.5%)
Arch Chemicals, Inc.	2,000	66,920
Chemtura Corp.	320,000	2,745,600
Core Molding Technologies, Inc.*	273,000	2,020,200
Cytec Industries, Inc.	12,000	664,680
Ferro Corp.^	160,000	3,155,200
H.B. Fuller Co.	86,000	2,131,940
Hercules, Inc.*	340,000	6,188,000
MacDermid, Inc.	127,000	4,248,150
NewMarket Corp.	43,000	2,764,900
Olin Corp.	50,000	865,000
Omnova Solutions, Inc.*^	250,000	1,095,000
Scotts Miracle-Gro Co., Class A	10,000	494,600
Sensient Technologies Corp.	190,000	4,379,500

		30,819,690

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Containers & Packaging (3.9%)
Crown Holdings, Inc.*	15,000	$291,600
Greif, Inc., Class A^	133,000	12,463,430
Myers Industries, Inc.	400,000	7,248,000
Pactiv Corp.*	55,000	1,696,200

		21,699,230

Metals & Mining (0.3%)
Barrick Gold Corp.	44,000	1,364,000
Kinross Gold Corp.*^	16,000	211,200

		1,575,200

Paper & Forest Products (0.2%)
Schweitzer-Mauduit International, Inc.	40,000	922,400

Total Materials		55,016,520

Telecommunication Services (5.4%)
Diversified Telecommunication Services (1.7%)
Atlantic Tele-Network, Inc.^	27,500	531,850
ATX Communications, Inc.*†	70,001	798
Cincinnati Bell, Inc.*	800,000	3,752,000
Commonwealth Telephone Enterprises, Inc.	60,000	2,511,600
D&E Communications, Inc.	145,000	2,008,250
McLeodUSA, Inc., Class A*†	5,001	25
Windstream Corp.	56,000	768,320

		9,572,843

Wireless Telecommunication Services (3.7%)
ALLTEL Corp.	56,000	2,985,360
Centennial Communications Corp.^	90,000	464,400
Dobson Communications Corp.*^	55,000	426,800
Price Communications Corp.*	60,000	1,179,000
Rogers Communications, Inc., Class B	105,000	6,281,100
Rural Cellular Corp., Class A*	70,000	739,900
U.S. Cellular Corp.*	15,000	951,150
Vimpel-Communications OAO (ADR)*^	117,000	7,720,830

		20,748,540

Total Telecommunication Services		30,321,383

Utilities (8.5%)
Electric Utilities (4.4%)
Allegheny Energy, Inc.*	60,000	2,581,800
Duquesne Light Holdings, Inc.^	370,000	7,337,100
El Paso Electric Co.*	330,000	7,708,800
Maine & Maritimes Corp.*	8,000	127,200
Otter Tail Corp.^	30,000	898,200
Westar Energy, Inc.^	240,000	6,076,800

		24,729,900

Gas Utilities (2.1%)
AGL Resources, Inc.	18,000	675,000
Atmos Energy Corp.	20,000	614,600
Nicor, Inc.^	60,000	2,757,600
ONEOK, Inc.	45,000	1,873,350
SEMCO Energy, Inc.*	50,000	285,000
Southern Union Co.	89,192	2,468,835
Southwest Gas Corp.^	77,000	2,762,760

		11,437,145

Independent Power Producers & Energy Traders (0.0%)
Mirant Corp.*	1,355	40,067

Multi-Utilities (1.0%)
Aquila, Inc.*	320,000	1,468,800

	Number of	Value
	Shares	(Note 1)

CH Energy Group, Inc.^	63,500	$3,303,270
CMS Energy Corp.*	30,000	446,700
Florida Public Utilities Co.	37,998	527,412

		5,746,182

Water Utilities (1.0%)
SJW Corp.^	167,000	5,614,540

Total Utilities		47,567,834

Total Common Stocks (99.5%)
(Cost $340,259,960)		555,025,435

PREFERRED STOCK:
Consumer Discretionary (0.1%)
Media (0.1%)
Granite Broadcasting Corp.,
12.75%,4/1/09
(Cost $1,758,500)	3,000	465,000

	Number of
	Warrants

WARRANTS:
Utilities (0.0%)
Independent Power Producers & Energy Traders (0.0%)
Mirant Corp., expiring 1/3/11*
(Cost $6,913)	4,351	49,645

	Principal
	Amount

SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for Securities Loaned (25.8%)
Banc of America Securities LLC,
Repurchase Agreement
5.32%, 11/1/06 (r)	$143,974,819	143,974,819

Time Deposit (0.7%)
JPMorgan Chase Nassau
4.77%, 11/1/06	4,118,439	4,118,439

Total Short-Term Investments (26.5%)
(Amortized Cost $148,093,258)		148,093,258

Total Investments (126.1%)
(Cost/Amortized Cost $490,118,631)		703,633,338
Other Assets Less Liabilities (-26.1%)		(145,664,205)

Net Assets (100%)		$557,969,133

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $823 or 0.00% of net assets) valued at fair value.

‡	Affiliated company as defined under the Investment Company Act of 1940.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investments in companies which were affiliates for the year ended October 31, 2006, were as follows:

						Realized
	Market Value	Purchases	Sales	Market Value	Dividend	Gain
Securities	October 31, 2005	at Cost	at Cost	October 31, 2006	Income	(Loss)
Crazy Woman Creek Bancorp, Inc.	$721,650	—	—	$923,100	$24,480	$—

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$22,029,265
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$140,321,348

As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$244,403,993
Aggregate gross unrealized depreciation	(35,236,791)

Net unrealized appreciation	$209,167,202

Federal income tax cost of investments	$494,466,136

At October 31, 2006, the Fund had loaned securities with a total value of $139,999,441. This was secured by collateral of $143,974,819 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $50, which the Fund cannot repledge and accordingly is not reflected in the Fund’s assets and liabilities.
For the year ended October 31, 2006, the Fund incurred approximately $94,516 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Number of	Value
	Shares	(Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Hotels, Restaurants & Leisure (1.8%)
McDonald’s Corp.	8,600	$360,512

Household Durables (1.4%)
Black & Decker Corp.	600	50,328
Whirlpool Corp.^	2,700	234,711

		285,039

Media (1.7%)
Walt Disney Co.	11,000	346,060

Multiline Retail (1.1%)
J.C. Penney Co., Inc.	3,000	225,690

Specialty Retail (1.9%)
Home Depot, Inc.	5,200	194,116
Pacific Sunwear of California, Inc.*	11,200	197,344

		391,460

Textiles, Apparel & Luxury Goods (1.3%)
Liz Claiborne, Inc.	6,100	257,237

Total Consumer Discretionary		1,865,998

Consumer Staples (3.6%)
Food & Staples Retailing (1.2%)
Safeway, Inc.	8,500	249,560

Food Products (2.4%)
Del Monte Foods Co.	20,700	223,353
General Mills, Inc.	4,700	267,054

		490,407

Total Consumer Staples		739,967

Energy (9.1%)
Energy Equipment & Services (1.0%)
GlobalSantaFe Corp.	4,200	217,980

Oil, Gas & Consumable Fuels (8.1%)
Anadarko Petroleum Corp.	3,900	181,038
Apache Corp.	3,500	228,620
BP plc (ADR)	5,500	369,050
ConocoPhillips	7,100	427,704
Devon Energy Corp.	6,500	434,460

		1,640,872

Total Energy		1,858,852

Financials (31.1%)
Capital Markets (1.7%)
Bear Stearns Cos., Inc.	2,300	348,105

Commercial Banks (5.0%)
First Horizon National Corp.	4,900	192,668
KeyCorp	8,100	300,834
U.S. Bancorp	8,500	287,640
Wachovia Corp.	4,100	227,550

		1,008,692

Diversified Financial Services (8.9%)
Bank of America Corp	15,300	824,211
Citigroup, Inc.	13,900	697,224
JPMorgan Chase & Co.	5,900	279,896

		1,801,331

Insurance (12.2%)
ACE Ltd.	4,300	246,175
Allstate Corp.	4,600	282,256
American International Group, Inc.	4,200	282,114
Aon Corp.	5,200	180,908
Axis Capital Holdings Ltd.	9,000	295,650
Chubb Corp.	5,000	265,750
MetLife, Inc.	4,900	279,937
Nationwide Financial Services, Inc.^	6,500	330,980

	Number of	Value
	Shares	(Note 1)

St. Paul Travelers Cos., Inc.	6,100	$311,893

		2,475,663

Real Estate Investment Trusts (REITs) (0.7%)
Equity Office Properties Trust (REIT)	3,600	153,000

Thrifts & Mortgage Finance (2.6%)
Fannie Mae	3,900	231,114
Washington Mutual, Inc.^	7,000	296,100

		527,214

Total Financials		6,314,005

Health Care (5.0%)
Health Care Equipment & Supplies (0.9%)
Boston Scientific Corp.*	11,800	187,738

Health Care Providers & Services (2.5%)
CIGNA Corp.	2,800	327,544
UnitedHealth Group, Inc.	3,800	185,364

		512,908

Pharmaceuticals (1.6%)
Bristol-Myers Squibb Co.	13,200	326,700

Total Health Care		1,027,346

Industrials (9.1%)
Commercial Services & Supplies (2.7%)
Deluxe Corp.^	9,100	206,297
Pitney Bowes, Inc.	7,200	336,312

		542,609

Electrical Equipment (0.9%)
Cooper Industries Ltd., Class A	2,100	187,845

Machinery (2.2%)
Deere & Co.	5,200	442,676

Road & Rail (3.3%)
Burlington Northern Santa Fe Corp.	5,000	387,650
CSX Corp.	7,900	281,793

		669,443

Total Industrials		1,842,573

Information Technology (10.9%)
Communications Equipment (1.0%)
Nokia Oyj (ADR)	10,200	202,776

Computers & Peripherals (6.4%)
Electronics for Imaging, Inc.*	11,900	281,316
Hewlett-Packard Co.	10,200	395,148
International Business Machines Corp.	6,700	618,611

		1,295,075

IT Services (1.1%)
Sabre Holdings Corp., Class A^	8,600	218,612

Semiconductors & Semiconductor Equipment (1.0%)
Intel Corp	9,900	211,266

Software (1.4%)
CA, Inc.^	11,800	292,168

Total Information Technology		2,219,897

Materials (8.3%)
Chemicals (6.0%)
Air Products & Chemicals, Inc	5,400	376,218
Huntsman Corp.*	14,400	248,688
PolyOne Corp.*	27,800	227,960
Praxair, Inc.	5,000	301,250
Wellman, Inc.^	16,900	63,713

		1,217,829

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

	Number of	Value
	Shares	(Note 1)

Containers & Packaging (1.2%)
Temple-Inland, Inc.	6,300	$248,472

Paper & Forest Products (1.1%)
MeadWestvaco Corp.	7,800	214,656

Total Materials		1,680,957

Telecommunication Services (5.1%)
Diversified Telecommunication Services (4.3%)
AT&T, Inc.	7,900	270,575
BCE, Inc.	11,239	317,839
Embarq Corp.	410	19,823
Verizon Communications, Inc.	7,400	273,800

		882,037

Wireless Telecommunication Services (0.8%)
Sprint Nextel Corp.	8,300	155,127

Total Telecommunication Services		1,037,164

Utilities (6.2%)
Electric Utilities (3.5%)
IDACORP, Inc.^	11,400	449,502
Reliant Energy, Inc.*^	20,700	262,476

		711,978

Multi-Utilities (2.7%)
OGE Energy Corp.^	14,000	540,120

Total Utilities		1,252,098

Total Common Stocks (97.6%)
(Cost $18,814,612)		19,838,857

	Principal	Value
	Amount	(Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment of Cash Collateral for
Securities Loaned (9.7%)
Banc of America Securities LLC,
Repurchase Agreement
5.32%, 11/1/06 (r)	$1,968,467	$1,968,467

Time Deposit (2.4%)
JPMorgan Chase Nassau
4.77%, 11/1/06	486,497	486,497

Total Short-Term Investments (12.1%)
(Amortized Cost $2,454,964)		2,454,964

Total Investments (109.7%)
(Cost/Amortized Cost $21,269,576)		22,293,821
Other Assets Less Liabilities (-9.7%)		(1,969,914)

Net Assets (100%)		$20,323,907

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:
ADR — American Depositary Receipt

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$29,002,636
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$30,809,408
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,444,524
Aggregate gross unrealized depreciation	(462,377)

Net unrealized appreciation	$982,147

Federal income tax cost of investments	$21,311,674

At October 31, 2006, the Fund had loaned securities with a total value of $1,930,421. This was secured by collateral of $1,968,467 of which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.
The Fund utilized $25,155 in capital loss carryforward during the fiscal year ended October 31, 2006
See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

	Principal	Value
	Amount	(Note 1)

LONG-TERM DEBT SECURITIES:
Alabama (4.7%)
Mobile Water & Sewer Commissioners
5.250%, 1/1/18	$1,000,000	$1,069,260

California (5.7%)
Hacienda La Puente Unified School District,
Series B
5.250%, 8/1/23	1,200,000	1,298,880

Colorado (7.5%)
Colorado Department of
Transportation (Prerefunded)
6.000%, 6/15/15	1,000,000	1,087,540
Colorado Health Facilities Authority
5.500%, 9/1/16	550,000	597,680

		1,685,220

Florida (14.3%)
Coral Gables Health Facilities Authority
5.250%, 8/15/24	1,000,000	1,080,060
Miami-Dade County Expressway Authority,
Series B
5.250%, 7/1/26	1,000,000	1,079,670
Tampa Water & Sewer, Series A
5.250%, 10/1/19	1,000,000	1,079,210

		3,238,940

Illinois (11.9%)
Chicago Skyway Toll Bridge (Prerefunded)
5.500%, 1/1/31	1,000,000	1,084,210
Cook County, Illinois, Series A (Prerefunded)
5.125%, 11/15/26	735,000	783,708
Metropolitan Pier & Exposition Authority
5.250%, 12/15/28	800,000	834,152

		2,702,070

Michigan (4.7%)
Michigan Municipal Bond Authority (Prerefunded)
5.750%, 10/1/16	1,000,000	1,070,190

Missouri (5.0%)
Missouri State Health & Educational
Facilities Authority
5.500%, 10/1/15	1,000,000	1,125,840

Nevada (6.4%)
Clark County School District
5.500%, 6/15/13	1,300,000	1,437,774

	Principal	Value
	Amount	(Note 1)

New York (4.7%)
New York State Dormitory Authority (Prerefunded)
5.250%,7/1/30	$1,000,000	$1,060,300

Ohio (4.5%)
Hamilton County, Ohio Sales Tax
5.000%,12/1/27	1,000,000	1,025,430

South Carolina (5.7%)
South Carolina State Public Service Authority, Series A
5.750%,1/1/15	1,200,000	1,287,096

South Dakota (4.5%)
South Dakota Housing Development Authority, Series K
5.050%,5/1/36	1,000,000	1,027,280

Texas (11.9%)
Harris County Health Facilities Development Corp., Series A (Prerefunded)
5.750%,7/1/14	1,000,000	1,063,130
Houston Texas Utilities System Revenue, Series A
5.250%,5/15/25	1,500,000	1,624,950

		2,688,080

Utah (4.4%)
Utah Transit Authority Sales Tax Revenue, Sub-Series B
3.360%, 6/15/36 (l)	1,000,000	1,000,000

Washington (2.6%)
Washington State, Series B AT-7
6.400%,6/1/17	500,000	591,850

Total Long Term Debt (98.5%)
(Cost $21,055,835)		22,308,210

SHORT-TERM INVESTMENT:
Time Deposit (0.4%)
JPMorgan Chase Nassau
4.77%,11/1/06
(Amortized Cost $92,516)	92,516	92,516

Total Investments (98.9%)
(Cost/Amortized Cost $21,148,351)		22,400,726
Other Assets Less Liabilities (1.1%)		256,460

Net Assets (100%)		$22,657,186

(l)	Floating rate security. Rate disclosed is as of October 31, 2006.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND
PORTFOLIO OF INVESTMENTS (Concluded)
October 31, 2006

Investment security transactions for the year ended October 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$9,530,337
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$13,509,375
As of October 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,252,375
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,252,375

Federal income tax cost of investments	$21,148,351

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $358,487,534) (Securities on loan at market value $28,942,913)	$436,452,199
Foreign cash	140
Receivable for Fund shares sold	684,901
Dividends, interest and other receivables	350,049
Other assets	60,011

Total assets	437,547,300

LIABILITIES
Collateral held for loaned securities	29,651,023
Payable for securities purchased	6,982,798
Payable for Fund shares redeemed	1,770,696
Investment management fees payable	248,485
Distribution fees payable	36,610
Administrative fees payable	22,301
Trustees’ fees payable	9,595
Accrued expenses	278,456

Total liabilities	38,999,964

NET ASSETS	$398,547,336

Net assets were comprised of:
Paid in capital	$349,273,059
Accumulated net investment loss	(10,376)
Accumulated net realized loss	(28,680,756)
Unrealized appreciation on investments and foreign currency translations	77,965,409

Net assets	$398,547,336

Class A
Net asset value and redemption price per share, $196,490,799 / 5,468,988 shares outstanding (unlimited amount authorized: $0.001 par value)	$35.93
Maximum sales charge (4.75% of offering price)	1.79

Maximum offering price to public	$37.72

Class B
Net asset value and offering price per share, $67,130,818 / 2,033,436 shares outstanding (unlimited amount authorized: $0.001 par value)	$33.01

Class C
Net asset value and offering price per share, $65,458,281 / 1,926,947 shares outstanding (unlimited amount authorized: $0.001 par value)	$33.97

Class Y
Net asset value, offering and redemption price per share, $69,467,438 / 1,849,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$37.57

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$3,034,746
Interest	580,754
Securities lending (net)	93,602

Total income	3,709,102

EXPENSES
Investment management fees	2,916,886
Transfer agent fees	873,500
Administrative fees	227,258
Printing and mailing expenses	137,404
Professional fees	75,493
Trustees’ fees	58,415
Custodian fees	10,500
Distribution fees - Class A	887,345
Distribution fees - Class B	741,192
Distribution fees - Class C	663,386
Miscellaneous	106,380

Gross expenses	6,697,759
Less: Fees paid indirectly	(49,452)

Net expenses	6,648,307

NET INVESTMENT LOSS	(2,939,205)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	28,652,446
Foreign currency transactions	(424)

Net realized gain	28,652,022

Change in unrealized appreciation (depreciation) on:
Securities	(3,141,591)
Foreign currency translations	613

Net change in unrealized depreciation	(3,140,978)

NET REALIZED AND UNREALIZED GAIN	25,511,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,571,839

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,939,205)	$(2,453,935)
Net realized gain on investments and foreign currency transactions	28,652,022	12,927,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,140,978)	26,181,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,571,839	36,655,093

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,453,641 and 1,773,254 shares, respectively ]	51,250,577	58,255,684
Capital shares redeemed [ (1,744,873) and (1,331,208) shares, respectively ]	(61,779,842)	(43,607,455)

Total Class A transactions.	(10,529,265)	14,648,229

Class B
Capital shares sold [ 320,063 and 537,758 shares, respectively ]	10,518,702	16,247,213
Capital shares redeemed [ (685,901) and (534,547) shares, respectively ]	(22,340,501)	(16,229,378)

Total Class B transactions	(11,821,799)	17,835

Class C
Capital shares sold [ 565,256 and 890,981 shares, respectively ]	19,075,941	27,756,561
Capital shares redeemed [ (514,444) and (308,906) shares, respectively ]	(17,242,603)	(9,673,694)

Total Class C transactions	1,833,338	18,082,867

Class Y
Capital shares sold [ 617,216 and 1,480,069 shares, respectively ]	22,880,698	51,267,903
Capital shares redeemed [ (162,791) and (315,057) shares, respectively ]	(6,039,384)	(11,017,650)

Total Class Y transactions	16,841,314	40,250,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,676,412)	72,999,184

TOTAL INCREASE IN NET ASSETS	18,895,427	109,654,277
NET ASSETS:
Beginning of year	379,651,909	269,997,632

End of year (a)	$398,547,336	$379,651,909

(a) Includes accumulated net investment loss of	$(10,376)	$(2,250)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $56,891,642) (Securities on loan at market value $11,247,729)	$64,583,121
Repurchase Agreement
(Amortized cost $11,459,162)	11,459,162
Receivable for Fund shares sold	197,991
Dividends, interest and other receivables	68,358
Other assets	26,558

Total assets	76,335,190

LIABILITIES
Overdraft payable	219
Collateral held for loaned securities	11,459,162
Payable for Fund shares redeemed	124,426
Payable for securities purchased	94,751
Investment management fees payable	10,409
Distribution fees payable	6,164
Trustees’ fees payable	4,316
Administrative fees payable	3,917
Accrued expenses	52,994

Total liabilities	11,756,358

NET ASSETS	$64,578,832

Net assets were comprised of:
Paid in capital	$54,622,227
Accumulated undistributed net investment income	393,384
Accumulated undistributed net realized gain	1,871,742
Unrealized appreciation on investments	7,691,479

Net assets	$64,578,832

Class A
Net asset value and redemption price per share, $30,746,607 / 2,667,311 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.53
Maximum sales charge (4.75% of offering price)	0.57

Maximum offering price to public	$12.10

Class B
Net asset value and offering price per share, $16,250,250 / 1,423,211 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.42

Class C
Net asset value and offering price per share, $7,390,174 / 647,131 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.42

Class Y
Net asset value, offering and redemption price per share, $10,191,801 / 877,727 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.61

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$1,471,082
Interest	67,410
Securities lending (net)	23,609

Total income	1,562,101

EXPENSES
Investment management fees	432,287
Transfer agent fees	159,200
Professional fees	38,991
Administrative fees	34,069
Printing and mailing expenses	20,534
Custodian fees	10,500
Trustees’ fees	8,794
Distribution fees - Class A	126,965
Distribution fees - Class B	166,096
Distribution fees - Class C	71,189
Miscellaneous	79,717

Gross expenses	1,148,342
Less: Waiver from investment advisor	(162,183)
Fees paid indirectly	(10,354)

Net expenses	975,805

NET INVESTMENT INCOME	586,296

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	1,956,650
Net change in unrealized appreciation on securities	5,773,390

NET REALIZED AND UNREALIZED GAIN	7,730,040

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,316,336

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$586,296	$385,471
Net realized gain on investments	1,956,650	5,715,110
Net change in unrealized appreciation (depreciation) on investments.	5,773,390	(1,178,548)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,316,336	4,922,033

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(282,676)	(120,701)
Class B	(81,151)	(18,641)
Class C	(33,391)	(8,326)
Class Y	(75,425)	(3,055)

	(472,643)	(150,723)

Distributions from net realized capital gains
Class A	(2,491,987)	—
Class B	(1,573,082)	—
Class C	(647,286)	—
Class Y	(457,060)	—

	(5,169,415)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,642,058)	(150,723)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 909,534 and 1,086,183 shares, respectively ]	9,839,449	11,833,647
Capital shares issued in reinvestment of dividends and distributions [ 253,691 and 10,840 shares, respectively ]	2,622,196	113,820
Capital shares redeemed [ (888,057) and (452,796) shares, respectively ]	(9,541,452)	(4,924,346)

Total Class A transactions.	2,920,193	7,023,121

Class B
Capital shares sold [ 246,913 and 396,740 shares, respectively ]	2,673,341	4,308,529
Capital shares issued in reinvestment of dividends and distributions [ 145,694 and 1,773 shares, respectively ]	1,498,605	16,870
Capital shares redeemed [ (484,391) and (371,843) shares, respectively ]	(5,179,730)	(4,003,330)

Total Class B transactions	(1,007,784)	322,069

Class C
Capital shares sold [ 142,923 and 184,810 shares, respectively ]	1,528,401	1,999,315
Capital shares issued in reinvestment of dividends and distributions [ 59,056 and 690 shares, respectively ]	607,152	7,215
Capital shares redeemed [ (193,658) and (238,731) shares, respectively ]	(2,068,307)	(2,532,626)

Total Class C transactions	67,246	(526,096)

Class Y
Capital shares sold [ 553,555 and 405,854 shares, respectively ]	5,972,590	4,502,157
Capital shares issued in reinvestment of dividends and distributions [ 45,844 and 287 shares, respectively ]	474,944	3,021
Capital shares redeemed [ (128,877) and (34,239) shares, respectively ]	(1,378,989)	(377,371)

Total Class Y transactions.	5,068,545	4,127,807

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,048,200	10,946,901

TOTAL INCREASE IN NET ASSETS	9,722,478	15,718,211
NET ASSETS:
Beginning of year	54,856,354	39,138,143

End of year (a)	$64,578,832	$54,856,354

(a) Includes accumulated undistributed net investment income of	$393,384	$331,692

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $83,617,468) (Securities on loan at market value $2,405,016)	$109,700,412
Receivable for Fund shares sold	170,065
Receivable for securities sold	55,478
Dividends, interest and other receivables	4,433
Other assets	55,640

Total assets	109,986,028

LIABILITIES
Collateral held for loaned securities	2,474,471
Payable for Fund shares redeemed	620,817
Payable for securities purchased	133,413
Investment management fees payable	56,072
Distribution fees payable	12,454
Administrative fees payable	7,350
Trustees’ fees payable	3,587
Accrued expenses	189,945

Total liabilities	3,498,109

NET ASSETS	$106,487,919
Net assets were comprised of:
Paid in capital	$130,073,217
Accumulated net investment loss	(3,805)
Accumulated net realized loss	(49,664,437)
Unrealized appreciation on investments	26,082,944
Net assets	$106,487,919
Class A
Net asset value and redemption price per share, $42,820,505 / 6,699,123 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.39
Maximum sales charge (4.75% of offering price)	0.32
Maximum offering price to public	$6.71
Class B
Net asset value and offering price per share, $33,192,286 / 5,451,690 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.09
Class C
Net asset value and offering price per share, $22,728,730 / 3,729,284 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.09
Class Y
Net asset value, offering and redemption price per share, $7,746,398 / 1,170,646 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.62

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$490,825
Interest	86,927
Securities lending (net)	16,427

Total income	594,179

EXPENSES
Investment management fees	1,000,315
Transfer agent fees	461,500
Administrative fees	79,364
Printing and mailing expenses	46,723
Professional fees	45,098
Custodian fees	29,500
Trustees’ fees	20,589
Distribution fees-Class A	259,890
Distribution fees-Class B	408,234
Distribution fees-Class C	298,235
Miscellaneous	82,601

Gross expenses	2,732,049
Less: Waiver from investment advisor	(189,836)
Fees paid indirectly	(70,812)

Net expenses	2,471,401

NET INVESTMENT LOSS	(1,877,222)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	24,798,117
Net change in unrealized depreciation on securities	(25,488,731)

NET REALIZED AND UNREALIZED LOSS	(690,614)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,567,836)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,877,222)	$(2,743,266)
Net realized gain (loss) on investments	24,798,117	(5,802,955)
Net change in unrealized appreciation (depreciation) on investments	(25,488,731)	21,634,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,567,836)	13,087,832

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,332,293 and 3,775,014 shares, respectively ]	8,688,144	23,679,520
Capital shares redeemed [ (5,656,704) and (5,297,649) shares, respectively ]	(36,395,015)	(32,963,711)

Total Class A transactions	(27,706,871)	(9,284,191)

Class B
Capital shares sold [ 463,656 and 1,005,126 shares, respectively ]	2,901,393	6,028,086
Capital shares redeemed [ (2,508,686) and (2,901,543) shares, respectively ]	(15,365,322)	(17,297,725)

Total Class B transactions	(12,463,929)	(11,269,639)

Class C
Capital shares sold [ 355,980 and 1,091,016 shares, respectively ]	2,241,689	6,565,343
Capital shares redeemed [ (2,548,650) and (2,494,444) shares, respectively ]	(15,783,946)	(14,869,031)

Total Class C transactions	(13,542,257)	(8,303,688)

Class Y
Capital shares sold [ 257,161 and 1,236,225 shares, respectively ]	1,738,823	8,013,695
Capital shares redeemed [ (493,681) and (612,446) shares, respectively ]	(3,311,883)	(3,952,172)

Total Class Y transactions	(1,573,060)	4,061,523

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(55,286,117)	(24,795,995)

TOTAL DECREASE IN NET ASSETS	(57,853,953)	(11,708,163)
NET ASSETS:
Beginning of year	164,341,872	176,050,035

End of year (a)	$106,487,919	$164,341,872

(a) Includes accumulated net investment loss of	$(3,805)	$(994)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $184,087,219)
(Securities on loan at market value $18,548,867)	$208,182,859
Receivable for securities sold	1,311,181
Receivable for Fund shares sold	561,144
Dividends, interest and other receivables	235,425
Other assets	30,638

Total assets	210,321,247

LIABILITIES
Collateral held for loaned securities	18,839,883
Payable for Fund shares redeemed	1,129,488
Payable for securities purchased	384,034
Investment management fees payable	94,316
Distribution fees payable	18,330
Trustees’ fees payable	14,973
Administrative fees payable	10,945
Accrued expenses	171,697

Total liabilities	20,663,666

NET ASSETS	$189,657,581

Net assets were comprised of:
Paid in capital	$147,337,349
Accumulated undistributed net investment income	1,746,897
Accumulated undistributed net realized gain	16,477,695
Unrealized appreciation on investments	24,095,640

Net assets	$189,657,581

Class A
Net asset value and redemption price per share, $115,580,047 / 4,049,019 shares outstanding (unlimited amount authorized: $0.001 par value)	$28.55
Maximum sales charge (4.75% of offering price)	1.42

Maximum offering price to public	$29.97

Class B
Net asset value and offering price per share, $43,039,485 / 1,543,326 shares outstanding (unlimited amount authorized: $0.001 par value)	$27.89

Class C
Net asset value and offering price per share, $15,763,362 / 560,846 shares outstanding (unlimited amount authorized: $0.001 par value)	$28.11

Class Y
Net asset value, offering and redemption price per share, $15,274,687 / 533,253 shares outstanding (unlimited amount authorized: $0.001 par value)	$28.64

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends (net of $29,646 foreign withholding tax)	$5,039,058
Interest	339,444
Securities lending (net)	64,524

Total income	5,443,026

EXPENSES
Investment management fees	1,383,436
Transfer agent fees	482,000
Administrative fees	108,228
Printing and mailing expenses	64,322
Professional fees	51,160
Custodian fees	16,500
Trustees’ fees	28,431
Distribution fees — Class A	513,048
Distribution fees — Class B	475,289
Distribution fees — Class C	159,270
Miscellaneous	138,645

Gross expenses	3,420,329
Less: Waiver from investment advisor	(282,369)
Fees paid indirectly	(14,143)

Net expenses	3,123,817

NET INVESTMENT INCOME	2,319,209

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	16,719,473
Change in unrealized appreciation on securities	6,826,624

NET REALIZED AND UNREALIZED GAIN	23,546,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,865,306

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,319,209	$1,978,577
Net realized gain on investments	16,719,473	13,010,895
Net change in unrealized appreciation (depreciation) on investments	6,826,624	(1,514,711)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,865,306	13,474,761

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,299,746)	(580,514)
Class B	(310,061)	(159,860)
Class C	(98,772)	(45,007)
Class Y	(142,222)	(7,524)

	(1,850,801)	(792,905)

Distributions from net realized capital gains
Class A	(7,735,424)	(1,308,016)
Class B	(3,607,576)	(687,768)
Class C	(1,140,998)	(193,635)
Class Y	(606,162)	(12,223)

	(13,090,160)	(2,201,642)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,940,961)	(2,994,547)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 837,798 and 1,524,973 shares, respectively ]	22,813,918	40,895,126
Capital shares issued in reinvestment of dividends and distributions [ 330,424 and 66,263 shares, respectively ]	8,534,006	1,754,858
Capital shares redeemed [ (1,192,295) and (1,089,329) shares, respectively ]	(32,546,959)	(29,075,312)

Total Class A transactions	(1,199,035)	13,574,672

Class B
Capital shares sold [ 224,822 and 764,226 shares, respectively ]	6,019,007	20,063,285
Capital shares issued in reinvestment of dividends and distributions [ 142,990 and 29,259 shares, respectively ]	3,623,975	762,337
Capital shares redeemed [ (711,967) and (672,624) shares, respectively ]	(19,006,643)	(17,705,572)

Total Class B transactions	(9,363,661)	3,120,050

Class C
Capital shares sold [ 100,036 and 243,989 shares, respectively ]	2,682,576	6,462,010
Capital shares issued in reinvestment of dividends and distributions [ 42,935 and 8,057 shares, respectively ]	1,096,485	211,257
Capital shares redeemed [ (173,232) and (179,388) shares, respectively ]	(4,646,126)	(4,729,908)

Total Class C transactions	(867,065)	1,943,359

Class Y
Capital shares sold [ 268,220 and 297,450 shares, respectively ]	7,269,163	8,124,052
Capital shares issued in reinvestment of dividends and distributions [ 27,018 and 338 shares, respectively ]	697,330	8,945
Capital shares redeemed [ (67,088) and (19,683) shares, respectively ]	(1,826,165)	(538,015)

Total Class Y transactions	6,140,328	7,594,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,289,433)	26,233,063

TOTAL INCREASE IN NET ASSETS	5,634,912	36,713,277
NET ASSETS:
Beginning of year	184,022,669	147,309,392

End of year (a)	$189,657,581	$184,022,669

(a) Includes accumulated undistributed net investment income of	$1,746,897	$1,506,241

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $44,757,777)
(Securities on loan at market value $797,741)	$60,548,781
Foreign cash (Cost $39,714)	40,769
Receivable for Fund shares sold	532,846
Dividends, interest and other receivables	153,138
Other assets	37,494

Total assets	61,313,028

LIABILITIES
Collateral held for loaned securities	826,927
Payable for securities purchased	268,509
Payable for Fund shares redeemed	250,306
Investment management fees payable	34,996
Distribution fees payable	5,312
Administrative fees payable	3,251
Trustees’ fees payable	3,200
Accrued expenses	44,615

Total liabilities	1,437,116

NET ASSETS	$59,875,912

Net assets were comprised of:
Paid in capital	$40,440,430
Accumulated undistributed net investment income	383,720
Accumulated undistributed net realized gain	3,260,026
Unrealized appreciation on investments and foreign currency translations	15,791,736

Net assets	$59,875,912

Class A
Net asset value and redemption price per share, $23,912,222 / 2,461,428 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.71
Maximum sales charge (4.75% of offering price)	0.48

Maximum offering price to public	$10.19

Class B
Net asset value and offering price per share, $15,656,705 / 1,633,239 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.59

Class C
Net asset value and offering price per share, $5,867,107 / 613,705 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

Class Y
Net asset value, offering and redemption price per share, $14,439,878 / 1,477,713 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.77

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends (net of $89,820 foreign withholding tax)	$1,225,523
Interest	38,622
Securities lending (net)	1,076

Total income	1,265,221

EXPENSES
Investment management fees	402,505
Transfer agent fees	116,500
Professional fees	35,281
Custodian fees	33,500
Administrative fees	27,671
Printing and mailing expenses	16,752
Trustees’ fees	7,134
Distribution fees - Class A	78,101
Distribution fees - Class B	143,419
Distribution fees - Class C	50,153
Miscellaneous	56,441

Gross expenses	967,457
Less: Waiver from investment advisor	(64,942)
Fees paid indirectly	(2,801)

Net expenses	899,714

NET INVESTMENT INCOME	365,507

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	3,477,321
Foreign currency transactions	13,229

Net realized gain	3,490,550

Change in unrealized appreciation on:
Securities	7,430,866
Foreign currency translations	1,246

Net change in unrealized appreciation	7,432,112

NET REALIZED AND UNREALIZED GAIN	10,922,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,288,169

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$365,507	$254,201
Net realized gain on investments and foreign currency transactions	3,490,550	2,982,918
Net change in unrealized appreciation on investments and foreign currency translations	7,432,112	1,676,030

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,288,169	4,913,149

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(219,634)	(345,188)
Class B	(103,445)	(230,176)
Class C	(35,138)	(76,625)
Class Y	(192,235)	(274,530)

	(550,452)	(926,519)

Distributions from net realized capital gains
Class A	(940,866)	(440,242)
Class B	(767,069)	(382,249)
Class C	(260,936)	(127,249)
Class Y	(610,911)	(294,554)

	(2,579,782)	(1,244,294)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,130,234)	(2,170,813)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,355,262 and 525,536 shares, respectively ]	12,314,989	4,091,197
Capital shares issued in reinvestment of dividends and distributions [ 134,823 and 95,799 shares, respectively ]	1,119,895	749,778
Capital shares redeemed [ (709,758) and (634,030) shares, respectively ]	(6,238,330)	(4,950,850)

Total Class A transactions	7,196,554	(109,875)

Class B
Capital shares sold [ 421,700 and 367,937 shares, respectively ]	3,731,770	2,849,262
Capital shares issued in reinvestment of dividends and distributions [ 101,887 and 74,202 shares, respectively ]	840,492	576,853
Capital shares redeemed [ (406,521) and (366,927) shares, respectively ]	(3,605,857)	(2,842,183)

Total Class B transactions	966,405	583,932

Class C
Capital shares sold [ 229,974 and 143,560 shares, respectively ]	2,039,817	1,107,187
Capital shares issued in reinvestment of dividends and distributions [ 29,397 and 20,908 shares, respectively ]	241,644	162,035
Capital shares redeemed [ (135,919) and (145,466) shares, respectively ]	(1,198,858)	(1,116,171)

Total Class C transactions	1,082,603	153,051

Class Y
Capital shares sold [ 191,999 and 21,677 shares, respectively ]	1,797,047	170,484
Capital shares issued in reinvestment of dividends and distributions [ 96,214 and 72,390 shares, respectively ]	801,461	567,536
Capital shares redeemed [ (18,222) and (22,907) shares, respectively ]	(159,769)	(179,875)

Total Class Y transactions	2,438,739	558,145

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,684,301	1,185,253

TOTAL INCREASE IN NET ASSETS	19,842,236	3,927,589
NET ASSETS:
Beginning of year	40,033,676	36,106,087

End of year (a)	$59,875,912	$40,033,676

(a) Includes accumulated undistributed net investment income of	$383,720	$343,990

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $209,783,612)	$209,091,000
Receivable for Fund shares sold	1,013,790
Dividends, interest and other receivables	921,485
Receivable for securities sold	4,035
Other assets	46,705

Total assets	211,077,015

LIABILITIES
Payable for Fund shares redeemed	784,959
Dividends payable	706,075
Investment management fees payable	51,063
Trustees’ fees payable	18,275
Distribution fees payable	17,641
Administrative fees payable	12,491
Accrued expenses	294,826

Total liabilities	1,885,330

NET ASSETS	$209,191,685

Net assets were comprised of:
Paid in capital	$210,652,863
Accumulated undistributed net investment income	495,264
Accumulated net realized loss	(1,263,830)
Unrealized depreciation on investments	(692,612)

Net assets	$209,191,685

Class A
Net asset value and offering price per share, $103,852,245 / 8,373,610 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.40
Maximum sales charge (4.75% of offering price)	0.62

Maximum offering price to public	$13.02

Class B
Net asset value and offering price per share, $47,643,606 / 3,849,108 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.38

Class C
Net asset value and offering price per share, $12,975,393 / 1,048,139 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.38

Class Y
Net asset value and offering price per share, $44,720,441 / 3,611,652 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.38

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Interest	$11,267,499

EXPENSES
Investment management fees	1,243,617
Transfer agent fees	788,500
Administrative fees	122,925
Printing and mailing expenses	71,990
Professional fees	53,334
Trustees’ fees	32,561
Custodian fees	9,000
Distribution fees — Class A	478,646
Distribution fees — Class B	545,725
Distribution fees — Class C	146,040
Miscellaneous	153,289

Gross expenses	3,645,627
Less: Waiver from investment advisor	(759,905)

Net expenses	2,885,722

NET INVESTMENT INCOME	8,381,777

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(896,028)
Net change in unrealized appreciation on securities	826,828

NET REALIZED AND UNREALIZED LOSS	(69,200)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,312,577

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,381,777	$7,777,001
Net realized gain (loss) on investments	(896,028)	103
Net change in unrealized appreciation (depreciation) on investments	826,828	(6,038,120)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,312,577	1,738,984

DIVIDENDS:
Dividends from net investment income
Class A	(4,359,513)	(3,943,256)
Class B	(1,950,264)	(2,078,566)
Class C	(521,578)	(564,094)
Class Y	(1,764,266)	(1,035,523)

	(8,595,621)	(7,621,439)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,812,692 and 2,552,079 shares, respectively ]	22,330,597	32,272,011
Capital shares issued in reinvestment of dividends [ 303,238 and 247,698 shares, respectively ]	3,736,502	3,136,221
Capital shares redeemed [ (2,693,227) and (2,726,027) shares, respectively ]	(33,144,886)	(34,478,558)

Total Class A transactions	(7,077,787)	929,674

Class B
Capital shares sold [ 374,266 and 507,807 shares, respectively ]	4,567,798	6,412,195
Capital shares issued in reinvestment of dividends [ 127,465 and 122,070 shares, respectively ]	1,568,959	1,543,369
Capital shares redeemed [ (1,718,109) and (1,480,348) shares, respectively ]	(21,108,552)	(18,703,153)

Total Class B transactions	(14,971,795)	(10,747,589)

Class C
Capital shares sold [ 138,190 and 342,659 shares, respectively ]	1,699,591	4,329,533
Capital shares issued in reinvestment of dividends [ 32,143 and 31,200 shares, respectively ]	395,463	394,398
Capital shares redeemed [ (484,686) and (609,935) shares, respectively ]	(5,966,161)	(7,700,687)

Total Class C transactions	(3,871,107)	(2,976,756)

Class Y
Capital shares sold [ 1,011,061 and 1,439,688 shares, respectively ]	12,421,069	18,242,199
Capital shares issued in reinvestment of dividends [ 138,980 and 72,630 shares, respectively ]	1,708,140	917,704
Capital shares redeemed [ (282,718) and (515,672) shares, respectively ]	(3,469,158)	(6,536,829)

Total Class Y transactions	10,660,051	12,623,074

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,260,638)	(171,597)

TOTAL DECREASE IN NET ASSETS	(15,543,682)	(6,054,052)
NET ASSETS:
Beginning of year	224,735,367	230,789,419

End of year (a)	$209,191,685	$224,735,367

(a) Includes accumulated undistributed net investment income of	$495,264	$577,765

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $171,520,462)
(Securities on loan at market value $9,367,848)	$205,089,098
Receivable for securities sold	4,436,193
Receivable for Fund shares sold	562,642
Dividends, interest and other receivables	173,668
Other assets	40,404

Total assets	210,302,005

LIABILITIES
Collateral held for loaned securities	9,565,777
Payable for securities purchased	2,186,037
Payable for Fund shares redeemed	893,193
Investment management fees payable	101,141
Distribution fees payable	19,484
Trustees’ fees payable	15,381
Administrative fees payable	11,631
Accrued expenses	242,781

Total liabilities	13,035,425

NET ASSETS	$197,266,580

Net assets were comprised of:
Paid in capital	$168,184,416
Accumulated undistributed net investment income	120,220
Accumulated net realized loss	(4,606,692)
Unrealized appreciation on investments	33,568,636

Net assets.	$197,266,580

Class A
Net asset value and redemption price per share, $91,459,305 / 2,225,771 shares outstanding (unlimited amount authorized: $0.001 par value)	$41.09
Maximum sales charge (4.75% of offering price)	2.05

Maximum offering price to public	$43.14

Class B
Net asset value and offering price per share, $59,222,689 / 1,500,593 shares outstanding (unlimited amount authorized: $0.001 par value)	$39.47

Class C
Net asset value and offering price per share, $17,562,043 / 444,502 shares outstanding (unlimited amount authorized: $0.001 par value)	$39.51

Class Y
Net asset value, offering and redemption price per share, $29,022,543 / 683,894 shares outstanding (unlimited amount authorized: $0.001 par value)	$42.44

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$3,255,908
Interest	138,260
Securities lending (net)	7,490

Total income	3,401,658

EXPENSES
Investment management fees	1,409,772
Transfer agent fees	760,000
Administrative fees	110,713
Printing and mailing expenses	65,507
Professional fees	51,524
Trustees’ fees	29,067
Custodian fees	10,500
Distribution fees - Class A	379,210
Distribution fees - Class B	666,271
Distribution fees - Class C	171,984
Miscellaneous	128,412

Gross expenses	3,782,960
Less: Waiver from investment advisor	(536,558)
Fees paid indirectly	(22,369)

Net expenses	3,224,033

NET INVESTMENT INCOME	177,625

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	17,248,063
Net change in unrealized appreciation on securities	9,190,415

NET REALIZED AND UNREALIZED GAIN	26,438,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,616,103

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$177,625	$638,877
Net realized gain on investments	17,248,063	17,561,034
Net change in unrealized appreciation on investments	9,190,415	4,084,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,616,103	22,284,789

DIVIDENDS:
Dividends from net investment income
Class A	(452,790)	—
Class B	(1,226)	—
Class C	(284)	—
Class Y	(241,982)	—

TOTAL DIVIDENDS	(696,282)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 721,071 and 634,470 shares, respectively ]	27,488,246	21,818,274
Capital shares issued in reinvestment of dividends [ 11,654 and 0 shares, respectively ]	434,947	—
Capital shares redeemed [ (654,820) and (648,024) shares, respectively ]	(24,969,525)	(22,364,886)

Total Class A transactions	2,953,668	(546,612)

Class B
Capital shares sold [ 132,643 and 233,528 shares, respectively ]	4,866,150	7,701,800
Capital shares issued in reinvestment of dividends [ 32 and 0 shares, respectively ]	1,137	—
Capital shares redeemed [ (725,007) and (644,921) shares, respectively ]	(26,607,647)	(21,462,346)

Total Class B transactions	(21,740,360)	(13,760,546)

Class C
Capital shares sold [ 84,217 and 110,776 shares, respectively ]	3,089,213	3,668,739
Capital shares issued in reinvestment of dividends [ 7 and 0 shares, respectively ]	260	—
Capital shares redeemed [ (124,075) and (147,901) shares, respectively ]	(4,550,135)	(4,914,382)

Total Class C transactions	(1,460,662)	(1,245,643)

Class Y
Capital shares sold [ 193,219 and 134,594 shares, respectively ]	7,620,892	4,760,585
Capital shares issued in reinvestment of dividends [ 6,271 and 0 shares, respectively ]	240,729	—
Capital shares redeemed [ (125,664) and (116,982) shares, respectively ]	(4,983,592)	(4,126,730)

Total Class Y transactions	2,878,029	633,855

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(17,369,325)	(14,918,946)

TOTAL INCREASE IN NET ASSETS	8,550,496	7,365,843
NET ASSETS:
Beginning of year	188,716,084	181,350,241

End of year (a)	$197,266,580	$188,716,084

(a) Includes accumulated undistributed net investment income of	$120,220	$638,877

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $168,304,743)
(Securities on loan at market value $41,995,558)	$168,173,220
Repurchase Agreement
(Amortized cost $42,845,941)	42,845,941
Cash	308,633
Dividends, interest and other receivables	3,687,205
Receivable for securities sold	2,531,648
Receivable for Fund shares sold	1,137,553
Other assets	61,008

Total assets	218,745,208

LIABILITIES
Collateral held for loaned securities	42,845,941
Payable for securities purchased	2,781,814
Dividends payable	1,071,691
Payable for Fund shares redeemed	714,575
Investment management fees payable	55,475
Distribution fees payable	17,674
Administrative fees payable	11,545
Trustees’ fees payable	6,642
Accrued expenses	168,217

Total liabilities	47,673,574

NET ASSETS	$171,071,634

Net assets were comprised of:
Paid in capital	$189,010,225
Accumulated undistributed investment income	99,052
Accumulated net realized loss	(17,906,120)
Unrealized depreciation on investments	(131,523)

Net assets	$171,071,634

Class A
Net asset value and redemption price per share, $90,452,327 / 9,438,865 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.58
Maximum sales charge (4.75% of offering price)	0.48

Maximum offering price to public	$10.06

Class B
Net asset value and offering price per share, $42,301,360 / 4,418,182 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.57

Class C
Net asset value and offering price per share, $24,655,402 / 2,575,890 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.57

Class Y
Net asset value, offering and redemption price per share, $13,662,545 / 1,424,911 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.59

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Interest	$16,724,785
Dividends	2,619
Securities lending (net)	70,512

Total income	16,797,916

EXPENSES
Investment management fees	1,240,443
Transfer agent fees	441,000
Administrative fees	119,203
Printing and mailing expenses	69,581
Professional fees	53,604
Trustees’ fees	31,061
Custodian fees	8,000
Distribution fees - Class A	436,690
Distribution fees - Class B	486,601
Distribution fees - Class C	285,531
Miscellaneous	83,746

Gross expenses	3,255,460
Less: Waiver from investment advisor	(289,352)

Net expenses	2,966,108

NET INVESTMENT INCOME	13,831,808

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	2,304,462
Net change in unrealized depreciation on securities	(2,272,225)

NET REALIZED AND UNREALIZED GAIN	32,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,864,045

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,831,808	$14,966,632
Net realized gain on investments	2,304,462	3,562,525
Net change in unrealized depreciation on investments	(2,272,225)	(13,597,951)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,864,045	4,931,206

DIVIDENDS:
Dividends from net investment income
Class A	(6,587,627)	(6,728,138)
Class B	(3,040,822)	(3,708,774)
Class C	(1,787,509)	(2,319,559)
Class Y	(2,344,407)	(2,171,366)

TOTAL DIVIDENDS	(13,760,365)	(14,927,837)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,064,677 and 2,686,599 shares, respectively ]	19,651,577	26,322,636
Capital shares issued in reinvestment of dividends [ 554,519 and 495,994 shares, respectively ]	5,285,400	4,864,475
Capital shares redeemed [ (3,717,719) and (3,489,756) shares, respectively ]	(35,352,910)	(34,192,594)

Total Class A transactions	(10,415,933)	(3,005,483)

Class B
Capital shares sold [ 263,044 and 755,205 shares, respectively ]	2,504,301	7,385,799
Capital shares issued in reinvestment of dividends [ 216,568 and 225,347 shares, respectively ]	2,061,148	2,208,202
Capital shares redeemed [ (1,949,545) and (2,257,443) shares, respectively ]	(18,544,082)	(22,096,074)

Total Class B transactions	(13,978,633)	(12,502,073)

Class C
Capital shares sold [ 242,047 and 525,175 shares, respectively ]	2,302,091	5,165,333
Capital shares issued in reinvestment of dividends [ 106,337 and 118,134 shares, respectively ]	1,012,033	1,158,276
Capital shares redeemed [ (1,297,920) and (1,659,926) shares, respectively ]	(12,343,265)	(16,264,190)

Total Class C transactions	(9,029,141)	(9,940,581)

Class Y
Capital shares sold [ 801,616 and 903,252 shares, respectively ]	7,644,271	8,822,504
Capital shares issued in reinvestment of dividends [ 194,581 and 146,094 shares, respectively ]	1,852,736	1,432,103
Capital shares redeemed [ (3,008,852) and (676,005) shares, respectively ]	(28,613,656)	(6,628,190)

Total Class Y transactions	(19,116,649)	3,626,417

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,540,356)	(21,821,720)

TOTAL DECREASE IN NET ASSETS	(52,436,676)	(31,818,351)
NET ASSETS:
Beginning of year	223,508,310	255,326,661

End of year (a)	$171,071,634	$223,508,310

(a) Includes accumulated undistributed net investment income of.	$99,052	$21,414

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $176,521,754)
(Securities on loan at market value $20,900,405)	$187,203,672
Repurchase Agreement
(Amortized cost $21,305,627)	21,305,627
Foreign cash (Cost $64,048)	63,595
Receivable for Fund shares sold	1,499,482
Dividends, interest and other receivables	145,090
Other assets	35,454

Total assets	210,252,920

LIABILITIES
Collateral held for loaned securities	21,305,627
Payable for Fund shares redeemed	416,182
Payable for securities purchased	217,648
Investment management fees payable	125,903
Recoupment fees payable	17,872
Distribution fees payable	17,302
Administrative fees payable	8,960
Trustees’ fees payable	6,260
Accrued expenses	117,743

Total liabilities	22,233,497

NET ASSETS	$188,019,423

Net assets were comprised of:
Paid in capital	$184,776,354
Accumulated overdistributed net investment income	(6,550)
Accumulated net realized loss	(7,433,847)
Unrealized appreciation on investments and foreign currency translations	10,683,466

Net assets	$188,019,423

Class A
Net asset value and redemption price per share, $87,838,575 / 4,639,761 shares outstanding (unlimited amount authorized: $0.001 par value)	$18.93
Maximum sales charge (4.75% of offering price)	0.94

Maximum offering price to public	$19.87

Class B
Net asset value and offering price per share, $27,959,443 / 1,563,934 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.88

Class C
Net asset value and offering price per share, $37,889,017 / 2,105,753 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.99

Class Y
Net asset value, offering and redemption price per share, $34,332,388 / 1,774,759 shares outstanding (unlimited amount authorized: $0.001 par value)	$19.34

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends (net of $122,756 foreign withholding tax)	$1,678,490
Interest	499,282
Securities lending (net)	26,526

Total income	2,204,298

EXPENSES
Investment management fees	1,065,606
Transfer agent fees	382,500
Administrative fees	72,110
Custodian fees	67,000
Printing and mailing expenses	46,603
Professional fees	42,620
Trustees’ fees	18,566
Recoupment fees	18,365
Distribution fees - Class A	273,152
Distribution fees - Class B	249,236
Distribution fees - Class C	225,004
Miscellaneous	84,595

Gross expenses	2,545,357
Less: Fees paid indirectly	(145,461)

Net expenses	2,399,896

NET INVESTMENT LOSS	(195,598)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	15,452,776
Foreign currency transactions	(29,047)

Net realized gain	15,423,729

Change in unrealized appreciation on:
Securities	4,582,739
Foreign currency translations	4,625

Net change in unrealized appreciation	4,587,364

NET REALIZED AND UNREALIZED GAIN	20,011,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,815,495

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(195,598)	$51,477
Net realized gain on investments and foreign currency transactions	15,423,729	12,593,094
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,587,364	(446,135)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,815,495	12,198,436

DIVIDENDS:
Dividends from net investment income
Class A	(151,536)	(46,848)
Class B	—	(27,276)
Class C	—	(13,225)
Class Y	(61,773)	(21,114)

TOTAL DIVIDENDS	(213,309)	(108,463)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 3,472,682 and 736,075 shares, respectively ]	63,755,499	10,422,519
Capital shares issued in reinvestment of dividends [ 8,939 and 3,297 shares, respectively ]	147,118	45,501
Capital shares redeemed [ (1,178,449) and (949,039) shares, respectively ]	(21,043,237)	(13,345,911)

Total Class A transactions	42,859,380	(2,877,891)

Class B
Capital shares sold [ 787,496 and 253,051 shares, respectively ]	13,476,496	3,412,462
Capital shares issued in reinvestment of dividends [ 0 and 1,970 shares, respectively]	—	25,879
Capital shares redeemed [ (565,497) and (399,801) shares, respectively ]	(9,628,989)	(5,336,902)

Total Class B transactions	3,847,507	(1,898,561)

Class C
Capital shares sold [ 1,689,549 and 189,931 shares, respectively ]	29,678,402	2,570,702
Capital shares issued in reinvestment of dividends [ 0 and 918 shares, respectively]	—	12,129
Capital shares redeemed [ (279,892) and (209,213) shares, respectively ]	(4,753,384)	(2,805,396)

Total Class C transactions	24,925,018	(222,565)

Class Y
Capital shares sold [ 1,651,508 and 83,266 shares, respectively ]	30,584,096	1,194,295
Capital shares issued in reinvestment of dividends [ 3,676 and 1,500 shares, respectively ]	61,544	21,083
Capital shares redeemed [ (261,845) and (865,170) shares, respectively ]	(4,813,563)	(12,286,725)

Total Class Y transactions	25,832,077	(11,071,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	97,463,982	(16,070,364)

TOTAL INCREASE (DECREASE) IN NET ASSETS	117,066,168	(3,980,391)
NET ASSETS:
Beginning of year	70,953,255	74,933,646

End of year (a)	$188,019,423	$70,953,255

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(6,550)	$209,150

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $79,915,970) (Securities on loan at market value $3,243,218)	$81,530,305
Receivable for securities sold	2,248,990
Receivable for Fund shares sold	107,141
Dividends, interest and other receivables	32,632
Receivable from investment manager	70,073
Other assets	7,933

Total assets	83,997,074

LIABILITIES
Collateral held for loaned securities	3,325,850
Payable for Fund shares redeemed	692,050
Payable for securities purchased	612,063
Distribution fees payable	10,158
Trustees’ fees payable	4,766
Administrative fees payable	4,475
Accrued expenses	76,374

Total liabilities	4,725,736

NET ASSETS	$79,271,338

Net assets were comprised of:
Paid in capital	$192,655,465
Accumulated overdistributed net investment income	(1,857)
Accumulated overdistributed net realized gain	(114,996,605)
Unrealized appreciation on investments	1,614,335

Net assets	$79,271,338

Class A
Net asset value, offering and redemption price per share, $30,243,624 / 2,723,281 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.11
Maximum sales charge (4.75% of offering price)	0.55

Maximum offering price to public	$11.66

Class B
Net asset value and offering price per share, $35,384,704 / 3,253,755 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.88

Class C
Net asset value and offering price per share, $12,049,992 / 1,108,853 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.87

Class Y
Net asset value, offering and redemption price per share, $1,593,018 / 141,799 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.23

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$896,253
Interest	149,835
Securities lending (net)	5,290

Total income	1,051,378

EXPENSES
Investment management fees	654,297
Transfer agent fees	507,000
Administrative fees	50,796
Professional fees	38,758
Printing and mailing expenses	35,179
Trustees’ fees	13,029
Custodian fees	2,500
Distribution fees — Class A	153,321
Distribution fees — Class B	402,860
Distribution fees — Class C	136,757
Miscellaneous	68,368

Gross expenses	2,062,865
Less: Waiver from investment advisor	(339,177)
Fees paid indirectly	(153,957)

Net expenses	1,569,731

NET INVESTMENT LOSS	(518,353)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	7,953,412
Net change in unrealized depreciation on securities	(3,613,683)

NET REALIZED AND UNREALIZED GAIN	4,339,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,821,376

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(518,353)	$(419,113)
Net realized gain on investments	7,953,412	15,383,037
Net change in unrealized depreciation on investments	(3,613,683)	(6,097,372)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,821,376	8,866,552

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(59,996)	—
Class Y	(10,240)	—

	(70,236)	—

Distributions from net realized capital gains
Class A	(837,508)	—
Class B	(990,356)	—
Class C	(330,327)	—
Class Y	(35,528)	—

	(2,193,719)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,263,955)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 498,352 and 543,121 shares, respectively ]	5,417,662	5,766,664
Capital shares issued in reinvestment of dividends and distributions [ 78,239 and 0 shares, respectively ]	857,448	—
Capital shares issued in connection with merger (Note 11) [ 0 and 1,199,426 shares, respectively ]	—	13,346,154
Capital shares redeemed [ (1,437,466) and (1,326,969) shares, respectively ]	(15,683,121)	(14,085,110)

Total Class A transactions	(9,408,011)	5,027,708

Class B
Capital shares sold [ 271,587 and 271,039 shares, respectively ]	2,890,895	2,813,190
Capital shares issued in reinvestment of distributions [ 85,995 and 0 shares, respectively ]	927,904	—
Capital shares issued in connection with merger (Note 11) [ 0 and 1,212,101 shares, respectively ]	—	13,275,743
Capital shares redeemed [ (1,363,142) and (1,360,642) shares, respectively ]	(14,638,203)	(14,230,454)

Total Class B transactions	(10,819,404)	1,858,479

Class C
Capital shares sold [ 109,310 and 122,929 shares, respectively ]	1,168,222	1,279,241
Capital shares issued in reinvestment of distributions [ 26,779 and 0 shares, respectively ]	288,681	—
Capital shares issued in connection with merger (Note 11) [ 0 and 626,051 shares, respectively ]	—	6,858,863
Capital shares redeemed [ (458,627) and (442,850) shares, respectively ]	(4,903,958)	(4,647,676)

Total Class C transactions	(3,447,055)	3,490,428

Class Y
Capital shares sold [ 5,849 and 9,390 shares, respectively ]	65,048	100,880
Capital shares issued in reinvestment of dividends and distributions [ 3,345 and 0 shares, respectively ]	36,836	—
Capital shares issued in connection with merger (Note 11) [ 0 and 128,000 shares, respectively ]	—	1,439,211
Capital shares redeemed [ (17,184) and (18,018) shares, respectively ]	(190,458)	(190,989)

Total Class Y transactions	(88,574)	1,349,102

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(23,763,044)	11,725,717

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,205,623)	20,592,269
NET ASSETS:
Beginning of year	101,476,961	80,884,692

End of year (a)	$79,271,338	$101,476,961

(a) Includes accumulated overdistributed net investment income of	$(1,857)	$(17)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Amortized Cost $120,913,354)	$120,913,354
Dividends, interest and other receivables	78,691
Receivable from investment manager	5,812
Other assets	47,031

Total assets	121,044,888

LIABILITIES Overdraft payable	52,516
Dividends payable	506,824
Payable for Fund shares redeemed	53,973
Administrative fees payable	11,754
Trustees’ fees payable	10,609
Accrued expenses	1,091,441

Total liabilities	1,727,117

NET ASSETS	$119,317,771

Net assets were comprised of:
Paid in capital	$119,314,023
Accumulated undistributed net investment income	3,348
Accumulated undistributed net realized gain	400

Net assets	$119,317,771

Class A
Net asset value, offering and redemption price per share, $75,189,360 / 75,187,322 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class B
Net asset value and offering price per share, $22,697,280 / 22,696,982 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class C
Net asset value and offering price per share, $9,825,967 / 9,825,623 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

Class Y
Net asset value, offering and redemption price per share, $11,605,164 / 11,604,781 shares outstanding (unlimited amount authorized: $0.001 par value)	$1.00

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Interest	$5,821,254
Securities lending (net)	56

Total Income	5,821,310

EXPENSES Transfer agent fees	605,500
Investment management fees	389,298
Custodian fees	80,500
Administrative fees	72,881
Professional fees	42,652
Printing and mailing expenses	42,432
Trustees’ fees	19,717
Miscellaneous	111,526

Gross expenses	1,364,506
Less: Waiver from investment advisor	(462,179)
Reimbursement from investment advisor	(76,544)

Net expenses	825,783

NET INVESTMENT INCOME	4,995,527

REALIZED GAIN
Net realized gain on securities	1,766

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,997,293

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,995,527	$5,156,799
Net realized gain on investments	1,766	580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,997,293	5,157,379

DIVIDENDS:
Dividends from net investment income
Class A	(3,096,132)	(4,045,221)
Class B	(1,045,702)	(679,770)
Class C	(417,000)	(232,317)
Class Y	(436,691)	(198,091)

TOTAL DIVIDENDS	(4,995,525)	(5,155,399)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 65,038,063 and 124,259,401 shares, respectively ]	65,038,067	124,259,390
Capital shares issued in reinvestment of dividends [ 2,864,832 and 3,794,102 shares, respectively ]	2,864,687	3,794,113
Capital shares redeemed [ (63,220,429) and (392,892,435) shares, respectively ]	(63,220,430)	(392,892,435)

Total Class A transactions	4,682,324	(264,838,932)

Class B
Capital shares sold [ 14,721,638 and 18,195,748 shares, respectively ]	14,721,638	18,195,748
Capital shares issued in reinvestment of dividends [ 972,148 and 571,124 shares, respectively ]	972,140	571,174
Capital shares redeemed [ (21,122,199) and (29,310,758) shares, respectively ]	(21,122,200)	(29,311,359)

Total Class B transactions	(5,428,422)	(10,544,437)

Class C
Capital shares sold [ 6,364,283 and 11,615,452 shares, respectively ]	6,364,282	11,615,452
Capital shares issued in reinvestment of dividends [ 390,596 and 191,625 shares, respectively ]	390,633	191,605
Capital shares redeemed [ (8,451,734) and (11,585,816) shares, respectively ]	(8,451,733)	(11,585,816)

Total Class C transactions	(1,696,818)	221,241

Class Y
Capital shares sold [ 3,140,592 and 13,065,165 shares, respectively ]	3,140,592	13,065,165
Capital shares issued in reinvestment of dividends [ 409,739 and 155,310 shares, respectively ]	409,739	155,310
Capital shares redeemed [ (896,091) and (11,839,149) shares, respectively ]	(896,091)	(11,839,149)

Total Class Y transactions	2,654,240	1,381,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	211,324	(273,780,802)

TOTAL INCREASE (DECREASE) IN NET ASSETS	213,092	(273,778,822)
NET ASSETS:
Beginning of year	119,104,679	392,883,501

End of year (a)	$119,317,771	$119,104,679

(a) Includes accumulated undistributed net investment income of	$3,348	$1,980

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $55,780,252) (Securities on loan at market value $5,432,467)	$55,504,389
Dividends, interest and other receivables	260,241
Receivable for Fund shares sold	232,230
Receivable for securities sold	4,282
Other assets	43,403

Total assets	56,044,545

LIABILITIES
Overdraft payable	1,800
Collateral held for loaned securities	4,178,064
Payable for securities purchased	2,030,717
Dividends payable	171,355
Payable for Fund shares redeemed	39,765
Trustees’ fees payable	3,552
Administrative fees payable	2,852
Distribution fees payable	2,509
Investment management fees payable	384
Accrued expenses	54,678

Total liabilities	6,485,676

NET ASSETS	$49,558,869

Net assets were comprised of:
Paid in capital	$50,361,100
Accumulated undistributed net investment income	13,162
Accumulated net realized loss	(539,530)
Unrealized depreciation on investments	(275,863)

Net assets	$49,558,869

Class A
Net asset value, offering and redemption price per share, $16,869,508 / 1,715,689 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.83
Maximum sales charge (3.50% of offering price)	0.36

Maximum offering price to public	$10.19

Class B
Net asset value and offering price per share, $6,569,465 / 669,519 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class C
Net asset value and offering price per share, $4,496,112 / 458,328 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class Y
Net asset value, offering and redemption price per share, $21,623,784/ 2,199,038 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.83

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Interest	$2,247,394
Securities lending (net)	6,071

Total income	2,253,465

EXPENSES
Investment management fees	204,853
Transfer agent fees	111,500
Professional fees	34,863
Administrative fees	27,201
Printing and mailing expenses	17,185
Custodian fees	9,000
Trustees’ fees	7,036
Distribution fees — Class A	43,749
Distribution fees — Class B	69,904
Distribution fees — Class C	50,895
Miscellaneous	56,870

Gross expenses	633,056
Less: Waiver from investment advisor	(158,847)

Net expenses	474,209

NET INVESTMENT INCOME	1,779,256

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(331,237)
Net change in unrealized appreciation on securities	364,553

NET REALIZED AND UNREALIZED GAIN	33,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,812,572

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,779,256	$1,002,257
Net realized loss on investments	(331,237)	(171,544)
Net change in unrealized appreciation (depreciation) on investments	364,553	(516,353)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,812,572	314,360

DIVIDENDS:
Dividends from net investment income
Class A	(672,021)	(463,875)
Class B	(216,221)	(191,997)
Class C	(157,402)	(143,164)
Class Y	(743,603)	(216,817)

TOTAL DIVIDENDS	(1,789,247)	(1,015,853)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 984,816 and 834,400 shares, respectively ]	9,659,778	8,292,315
Capital shares issued in reinvestment of dividends [ 60,127 and 36,598 shares, respectively ]	588,479	363,287
Capital shares redeemed [ (1,016,068) and (558,360) shares, respectively ]	(9,955,383)	(5,545,831)

Total Class A transactions	292,874	3,109,771

Class B
Capital shares sold [ 81,123 and 148,977 shares, respectively ]	791,845	1,477,882
Capital shares issued in reinvestment of dividends [ 15,885 and 13,442 shares, respectively ]	155,906	133,296
Capital shares redeemed [ (201,722) and (283,528) shares, respectively ]	(1,974,265)	(2,810,385)

Total Class B transactions	(1,026,514)	(1,199,207)

Class C
Capital shares sold [ 146,813 and 160,263 shares, respectively ]	1,431,480	1,588,787
Capital shares issued in reinvestment of dividends [ 10,831 and 8,696 shares, respectively ]	105,855	86,116
Capital shares redeemed [ (298,700) and (239,854) shares, respectively ]	(2,919,084)	(2,378,497)

Total Class C transactions	(1,381,749)	(703,594)

Class Y
Capital shares sold [ 951,791 and 1,456,508 shares, respectively ]	9,322,143	14,483,370
Capital shares issued in reinvestment of dividends [ 67,645 and 14,548 shares, respectively ]	662,411	144,106
Capital shares redeemed [ (227,573) and (206,242) shares, respectively ]	(2,228,990)	(2,041,053)

Total Class Y transactions	7,755,564	12,586,423

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,640,175	13,793,393

TOTAL INCREASE IN NET ASSETS	5,663,500	13,091,900
NET ASSETS:
Beginning of year	43,895,369	30,803,469

End of year (a)	$49,558,869	$43,895,369

(a) Includes accumulated undistributed net investment income of	$13,162	$6,957

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $93,052,022) (Securities on loan at market value $31,731,617)	$113,120,532
Repurchase Agreement
(Amortized cost $32,662,131)	32,662,131
Receivable for Fund shares sold	281,592
Dividends, interest and other receivables	18,477
Other assets	33,669

Total assets	146,116,401

LIABILITIES
Overdraft payable	485,791
Collateral held for loaned securities	32,662,131
Payable for securities purchased	1,128,401
Payable for Fund shares redeemed	1,066,855
Investment management fees payable	30,369
Distribution fees payable	10,874
Trustees’ fees payable	8,654
Administrative fees payable	6,536
Accrued expenses	149,464

Total liabilities	35,549,075

NET ASSETS	$110,567,326

Net assets were comprised of:
Paid in capital	$84,378,115
Accumulated net investment loss	(8,631)
Accumulated undistributed net realized gain	6,129,332
Unrealized appreciation on investments	20,068,510

Net assets	$110,567,326

Class A
Net asset value and redemption price per share, $47,721,107 / 1,455,965 shares outstanding (unlimited amount authorized: $0.001 par value)	$32.78
Maximum sales charge (4.75% of offering price)	1.63

Maximum offering price to public	$34.41

Class B
Net asset value and offering price per share, $30,514,840 / 989,647 shares outstanding (unlimited amount authorized: $0.001 par value)	$30.83

Class C
Net asset value and offering price per share, $13,294,125 / 429,394 shares outstanding (unlimited amount authorized: $0.001 par value)	$30.96

Class Y
Net asset value, offering and redemption price per share, $19,037,254 / 555,301 shares outstanding (unlimited amount authorized: $0.001 par value)	$34.28

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$158,478
Interest	119,971
Securities lending (net)	103,180

Total income	381,629

EXPENSES
Investment management fees	1,059,461
Transfer agent fees	553,500
Administrative fees	61,958
Professional fees	42,018
Printing and mailing expenses	38,304
Trustees’ fees	16,278
Custodian fees	4,501
Distribution fees — Class A	207,439
Distribution fees — Class B	327,139
Distribution fees — Class C	138,616
Miscellaneous	93,868

Gross expenses	2,543,082
Less: Waiver from investment advisor	(571,706)
Fees paid indirectly	(50,863)

Net expenses	1,920,513

NET INVESTMENT LOSS	(1,538,884)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	6,136,345
Net change in unrealized appreciation on securities	17,302,020

NET REALIZED AND UNREALIZED GAIN	23,438,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,899,481

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,538,884)	$(1,233,331)
Net realized gain on investments and foreign currency transactions	6,136,345	19,121,768
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,302,020	(10,747,702)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,899,481	7,140,735

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(2,512,921)	—
Class B	(2,034,805)	—
Class C	(836,467)	—
Class Y	(688,031)	—

TOTAL DISTRIBUTIONS	(6,072,224)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 466,515 and 475,037 shares, respectively ]	14,406,847	13,500,312
Capital shares issued in reinvestment of distributions [ 85,233 and 0 shares, respectively ]	2,404,980	—
Capital shares redeemed [ (617,602) and (623,827) shares, respectively ]	(18,860,972)	(17,719,547)

Total Class A transactions	(2,049,145)	(4,219,235)

Class B
Capital shares sold [ 115,855 and 144,901 shares, respectively ]	3,381,612	3,905,074
Capital shares issued in reinvestment of distributions [ 71,443 and 0 shares, respectively ]	1,905,295	—
Capital shares redeemed [ (431,638) and (393,317) shares, respectively ]	(12,550,581)	(10,622,807)

Total Class B transactions	(7,263,674)	(6,717,733)

Class C
Capital shares sold [ 90,723 and 96,641 shares, respectively ]	2,645,800	2,611,285
Capital shares issued in reinvestment of distributions [ 27,767 and 0 shares, respectively ]	743,269	—
Capital shares redeemed [ (188,590) and (222,922) shares, respectively ]	(5,482,809)	(6,036,443)

Total Class C transactions	(2,093,740)	(3,425,158)

Class Y
Capital shares sold [ 219,163 and 165,421 shares, respectively ]	7,059,819	4,834,515
Capital shares issued in reinvestment of distributions [ 21,882 and 0 shares, respectively ]	643,122	—
Capital shares redeemed [ (89,377) and (143,254) shares, respectively ]	(2,841,985)	(4,231,913)

Total Class Y transactions	4,860,956	602,602

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,545,603)	(13,759,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,281,654	(6,618,789)
NET ASSETS:
Beginning of year	101,285,672	107,904,461

End of year (a)	$110,567,326	$101,285,672

(a) Includes accumulated net investment loss of	$(8,631)	$—

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Securities on loan at market value $139,999,441):
Unaffiliated issuers (Cost $345,579,990)	$558,735,419
Affiliated issuer (Cost $563,822)	923,100
Repurchase Agreement (Amortized cost $143,974,819)	143,974,819
Receivable for Fund shares sold	2,283,289
Dividends, interest and other receivables	229,937
Other assets	70,420

Total assets	706,216,984

LIABILITIES
Collateral held for loaned securities	143,974,819
Payable for Fund shares redeemed	3,285,732
Investment management fees payable	342,480
Distribution fees payable	64,080
Administrative fees payable	33,757
Trustees’ fees payable	14,406
Accrued expenses	532,577

Total liabilities	148,247,851

NET ASSETS	$557,969,133

Net assets were comprised of:
Paid in capital	$285,859,902
Accumulated undistributed net investment income	710,717
Accumulated undistributed net realized gain	57,883,807
Unrealized appreciation on investments	213,514,707

Net assets	$557,969,133

Class A
Net asset value and redemption price per share, $264,595,088 / 20,056,688 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.19
Maximum sales charge (4.75% of offering price)	0.66

Maximum offering price to public	$13.85

Class B
Net asset value and offering price per share, $175,297,364 / 14,389,520 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.18

Class C
Net asset value and offering price per share, $92,122,901 / 7,363,957 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.51

Class Y
Net asset value, offering and redemption price per share, $25,953,780 / 1,850,944 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.02

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends (including $24,480 of dividend income received from affiliate)	$10,378,952
Interest	565,939
Securities lending (net)	275,695

Total income	11,220,586

EXPENSES
Investment management fees	4,135,133
Transfer agent fees	1,441,000
Administrative fees	325,541
Printing and mailing expenses	200,347
Professional fees	94,496
Trustees’ fees	84,356
Custodian fees	67,000
Distribution fees - Class A	1,153,763
Distribution fees - Class B	1,885,628
Distribution fees - Class C	982,500
Miscellaneous	184,142

Gross expenses	10,553,906
Less: Fees paid indirectly	(47,680)

Net expenses	10,506,226

NET INVESTMENT INCOME	714,360

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	60,857,816
Net change in unrealized appreciation on securities	37,690,507

NET REALIZED AND UNREALIZED GAIN	98,548,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,262,683

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$714,360	$(4,265,862)
Net realized gain on investments and foreign currency transactions	60,857,816	25,593,148
Net change in unrealized appreciation on investments and foreign currency translations	37,690,507	43,304,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	99,262,683	64,631,499

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(9,781,122)	(3,477,468)
Class B	(8,205,145)	(3,030,602)
Class C	(4,249,073)	(1,633,776)
Class Y	(817,771)	(129,682)

TOTAL DISTRIBUTIONS	(23,053,111)	(8,271,528)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,147,350 and 4,533,453 shares, respectively ]	50,500,677	51,797,222
Capital shares issued in reinvestment of distributions [ 761,799 and 272,811 shares, respectively ]	8,632,827	3,104,424
Capital shares redeemed [ (6,830,035) and (7,169,650) shares, respectively ]	(82,829,188)	(81,756,762)

Total Class A transactions	(23,695,684)	(26,855,116)

Class B
Capital shares sold [ 954,945 and 1,743,761 shares, respectively ]	10,714,387	18,501,773
Capital shares issued in reinvestment of distributions [ 719,590 and 261,661 shares, respectively ]	7,563,403	2,786,796
Capital shares redeemed [ (5,817,686) and (4,761,446) shares, respectively ]	(65,506,209)	(50,862,596)

Total Class B transactions	(47,228,419)	(29,574,027)

Class C
Capital shares sold [ 549,227 and 1,381,638 shares, respectively ]	6,305,698	15,063,010
Capital shares issued in reinvestment of distributions [ 342,412 and 128,127 shares, respectively ]	3,694,604	1,399,145
Capital shares redeemed [ (3,349,062) and (3,115,137) shares, respectively ]	(38,476,880)	(33,997,758)

Total Class C transactions	(28,476,578)	(17,535,603)

Class Y
Capital shares sold [ 451,386 and 1,166,184 shares, respectively ]	5,802,058	13,929,438
Capital shares issued in reinvestment of distributions [ 62,187 and 8,283 shares, respectively ]	745,617	99,143
Capital shares redeemed [ (453,663) and (257,093) shares, respectively ]	(5,750,295)	(3,125,951)

Total Class Y transactions	797,380	10,902,630

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(98,603,301)	(63,062,116)

TOTAL DECREASE IN NET ASSETS	(22,393,729)	(6,702,145)
NET ASSETS:
Beginning of year	580,362,862	587,065,007

End of year (a)	$557,969,133	$580,362,862

(a) Includes accumulated undistributed (overdistributed) net investment income of	$710,717	$(3,643)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $21,269,576)
(Securities on loan at market value $1,930,421)	$22,293,821
Foreign cash (Cost $91)	91
Dividends, interest and other receivables	48,846
Receivable for Fund shares sold	42,880
Receivable from investment manager	6,299
Other assets	39,090

Total assets	22,431,027

LIABILITIES
Collateral held for loaned securities	1,968,467
Payable for Fund shares redeemed	97,650
Distribution fees payable	2,292
Trustees’ fees payable	1,395
Administrative fees payable	1,237
Accrued expenses	36,079

Total liabilities	2,107,120

NET ASSETS	$20,323,907

Net assets were comprised of:
Paid in capital	$15,149,165
Accumulated undistributed net investment income	75,836
Accumulated undistributed net realized gain	4,074,453
Unrealized appreciation on investments and foreign currency translations	1,024,453

Net assets	$20,323,907

Class A
Net asset value, offering and redemption price per share, $10,241,077 / 850,708 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.04
Maximum sales charge (4.75% of offering price)	0.60

Maximum offering price to public	$12.64

Class B
Net asset value and offering price per share, $3,682,948 / 315,645 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.67

Class C
Net asset value and offering price per share, $5,579,769 / 478,449 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.66

Class Y
Net asset value, offering and redemption price per share, $820,113 / 66,552 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.32

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Dividends	$364,070
Interest	23,993
Securities lending (net)	1,298

Total income	389,361

EXPENSES
Investment management fees	170,803
Transfer agent fees	63,700
Professional fees	30,109
Custodian fees	16,500
Administrative fees	11,175
Printing and mailing expenses	7,319
Trustees’ fees	2,846
Distribution fees — Class A	35,295
Distribution fees — Class B	33,573
Distribution fees — Class C	44,591
Miscellaneous	40,555

Gross expenses	456,466
Less: Waiver from investment advisor	(90,493)
Fees paid indirectly	(44,635)

Net expenses	321,338

NET INVESTMENT INCOME	68,023

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	4,121,360
Foreign currency transactions	8,845

Net realized gain	4,130,205

Change in unrealized depreciation on:
Securities	(485,254)
Foreign currency translations	(159)

Net change in unrealized depreciation	(485,413)

NET REALIZED AND UNREALIZED GAIN	3,644,792

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,712,815

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$68,023	$12,476
Net realized gain on investments and foreign currency transactions	4,130,205	519,084
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(485,413)	600,049

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,712,815	1,131,609

DIVIDENDS:
Dividends from net investment income
Class A	—	(13,998)
Class Y	—	(15,412)

TOTAL DIVIDENDS	—	(29,410)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 365,269 and 217,411 shares, respectively ]	4,149,342	2,145,455
Capital shares issued in reinvestment of dividends [ 0 and 1,240 shares, respectively ]	—	12,311
Capital shares redeemed [ (201,165) and (133,125) shares, respectively ]	(2,211,621)	(1,318,480)

Total Class A transactions	1,937,721	839,286

Class B
Capital shares sold [ 50,737 and 69,503 shares, respectively ]	557,217	670,291
Capital shares redeemed [ (44,043) and (39,622) shares, respectively ]	(478,194)	(379,061)

Total Class B transactions	79,023	291,230

Class C
Capital shares sold [ 173,214 and 156,867 shares, respectively ]	1,897,393	1,515,397
Capital shares redeemed [ (63,104) and (32,204) shares, respectively ]	(677,326)	(311,746)

Total Class C transactions	1,220,067	1,203,651

Class Y
Capital shares sold [ 239,007 and 314,229 shares, respectively ]	2,656,592	3,169,188
Capital shares issued in reinvestment of dividends [ 0 and 654 shares, respectively ]	—	6,592
Capital shares redeemed [ (660,960) and (29,960) shares, respectively ]	(7,782,529)	(303,495)

Total Class Y transactions	(5,125,937)	2,872,285

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,889,126)	5,206,452

TOTAL INCREASE IN NET ASSETS	1,823,689	6,308,651
NET ASSETS:
Beginning of year	18,500,218	12,191,567

End of year (a)	$20,323,907	$18,500,218

(a) Includes accumulated undistributed (overdistributed) net investment income of	$75,836	$(1,032)

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments at value (Cost $21,148,351)	$22,400,726
Dividends, interest and other receivables	341,942
Receivable for Fund shares sold	43,035
Receivable from investment manager	2,405
Other assets	21,186

Total assets	22,809,294

LIABILITIES
Dividends payable	70,267
Payable for Fund shares redeemed	27,589
Distribution fees payable	2,247
Trustees’ fees payable	2,201
Administrative fees payable	1,257
Accrued expenses	48,547

Total liabilities	152,108

NET ASSETS	$22,657,186

Net assets were comprised of:
Paid in capital	$21,175,416
Accumulated undistributed net investment income	7,495
Accumulated undistributed net realized gain	221,900
Unrealized appreciation on investments	1,252,375

Net assets	$22,657,186

Class A
Net asset value, offering and redemption price per share, $16,199,423 / 1,174,651 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.79
Maximum sales charge (4.75% of offering price)	0.69

Maximum offering price to public	$14.48

Class B
Net asset value and offering price per share, $3,856,406 / 279,348 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.81

Class C
Net asset value, and offering price per share, $2,551,427 / 184,850 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.80

Class Y
Net asset value, offering and redemption price per share, $49,930 / 3,618 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.80

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME
Interest	$1,158,848

EXPENSES
Investment management fees	113,954
Transfer agent fees	38,000
Professional fees	34,600
Administrative fees	13,557
Printing and mailing expenses	7,819
Custodian fees	6,500
Trustees’ fees	3,661
Distribution fees - Class A	72,778
Distribution fees - Class B	48,563
Distribution fees - Class C	26,429
Miscellaneous	72,593

Gross expenses	438,454
Less: Waiver from investment advisor	(127,511)
Reimbursement from investment advisor	(8,866)

Net expenses	302,077

NET INVESTMENT INCOME	856,771

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	221,960
Net change in unrealized depreciation on securities	(172,516)

NET REALIZED AND UNREALIZED GAIN	49,444

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$906,215

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$856,771	$1,023,965
Net realized gain on investments	221,960	154,424
Net change in unrealized depreciation on investments	(172,516)	(836,603)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	906,215	341,786

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(611,589)	(723,829)
Class B	(156,832)	(188,233)
Class C	(85,482)	(100,754)
Class Y	(2,868)	(4,258)

	(856,771)	(1,017,074)

Distributions from net realized capital gains
Class A	(102,861)	(18,705)
Class B	(33,191)	(5,560)
Class C	(17,153)	(2,800)
Class Y	(629)	(89)

	(153,834)	(27,154)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,010,605)	(1,044,228)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 145,051 and 130,085 shares, respectively ]	1,990,047	1,832,187
Capital shares issued in reinvestment of dividends and distributions [ 34,309 and 31,486 shares, respectively ]	471,895	443,824
Capital shares redeemed [ (299,500) and (419,995) shares, respectively ]	(4,111,598)	(5,920,723)

Total Class A transactions	(1,649,656)	(3,644,712)

Class B
Capital shares sold [ 19,341 and 39,715 shares, respectively ]	266,336	559,282
Capital shares issued in reinvestment of dividends and distributions [ 9,121 and 8,414 shares, respectively ]	125,734	118,616
Capital shares redeemed [ (163,003) and (107,224) shares, respectively ]	(2,234,117)	(1,511,483)

Total Class B transactions	(1,842,047)	(833,585)

Class C
Capital shares sold [ 28,951 and 45,663 shares, respectively ]	397,707	643,503
Capital shares issued in reinvestment of dividends and distributions [ 4,195 and 3,998 shares, respectively ]	57,755	56,358
Capital shares redeemed [ (52,553) and (86,389) shares, respectively ]	(721,758)	(1,216,503)

Total Class C transactions	(266,296)	(516,642)

Class Y
Capital shares sold [0 and 392 shares, respectively ]	—	5,504
Capital shares issued in reinvestment of dividends and distributions [ 90 and 141 shares, respectively ]	1,240	1,986
Capital shares redeemed [ (4,171) and (75) shares, respectively ]	(57,797)	(1,049)

Total Class Y transactions	(56,557)	6,441

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,814,556)	(4,988,498)

TOTAL DECREASE IN NET ASSETS	(3,918,946)	(5,690,940)
NET ASSETS:
Beginning of year	26,576,132	32,267,072

End of year (a)	$22,657,186	$26,576,132

(a) Includes accumulated undistributed net investment income of	$7,495	$7,495

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

			Ten Months
			Ended
	Year Ended October 31,		October	Year Ended December 31,
Class A	2006 (c)	2005(c)(e)	31, 2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$33.86	$29.94	$29.66	$22.47	$27.23	$34.21

Income (loss) from investment operations:
Net investment loss.	(0.22)	(0.19)	(0.14)	(0.21)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.29	4.11	0.42	7.40	(4.51)	(6.75)

Total from investment operations	2.07	3.92	0.28	7.19	(4.76)	(6.99)

Redemption fees	— #	— #	— #	— #	— #	0.01

Net asset value, end of period	$35.93	$33.86	$29.94	$29.66	$22.47	$27.23

Total return (b)†	6.11%	13.09%	0.94%	32.00%	(17.48)%	(20.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$196,491	$195,039	$159,201	$147,894	$96,878	$128,957
Ratio of expenses to average net assets:
After waivers (a)	1.55%	1.65%	1.61%	1.62%	1.67%	1.61%
After waivers and fees paid indirectly (a)	1.54%	1.62%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.55%	1.65%	1.63%	1.62%	1.67%	1.63%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.63)%	(0.60)%	(0.56)%	(0.82)%	(0.95)%	(0.84)%
After waivers and fees paid indirectly (a)	(0.61)%	(0.57)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.63)%	(0.60)%	(0.58)%	(0.82)%	(0.95)%	(0.86)%
Portfolio turnover rate (f)	63%	74%	69%	82%	111%	111%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October		Year Ended December 31,
Class B	2006 (c)	2005(c)(e)	31, 2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$31.28	$27.81	$27.69		$21.09	$25.70	$32.47

Income (loss) from investment operations:
Net investment loss	(0.38)	(0.34)	(0.25)		(0.33)	(0.37)	(0.37)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.11	3.81	0.37		6.93	(4.24)	(6.40)

Total from investment operations	1.73	3.47	0.12		6.60	(4.61)	(6.77)

Redemption fees	—	— #	—	#	— #	—	—

Net asset value, end of period	$33.01	$31.28	$27.81		$27.69	$21.09	$25.70

Total return (b)†	5.50%	12.51%	0.43%		31.29%	(17.94)%	(20.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$67,131	$75,060	$66,639		$70,714	$44,262	$56,243
Ratio of expenses to average net assets:
After waivers (a)	2.10%	2.20%	2.16%		2.17%	2.22%	2.16%
After waivers and fees paid indirectly (a)	2.09%	2.17%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.10%	2.20%	2.18%		2.17%	2.22%	2.18%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.18)%	(1.15)%	(1.11)	%(e)	(1.39)%	(1.51)%	(1.40)%
After waivers and fees paid indirectly (a)	(1.16)%	(1.12)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.18)%	(1.15)%	(1.13)	%(e)	(1.39)%	(1.51)%	(1.42)%
Portfolio turnover rate (f)	63%	74%	69%		82%	111%	111%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$32.19	$28.62	$28.49	$21.70	$26.43	$33.40

Income (loss) from investment operations:
Net investment loss	(0.39)	(0.35)	(0.26)	(0.35)	(0.38)	(0.38)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.17	3.92	0.39	7.14	(4.35)	(6.59)

Total from investment operations	1.78	3.57	0.13	6.79	(4.73)	(6.97)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$33.97	$32.19	$28.62	$28.49	$21.70	$26.43

Total return (b)†	5.53%	12.47%	0.46%	31.29%	(17.90)%	(20.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65,458	$60,395	$37,032	$28,922	$15,135	$17,156
Ratio of expenses to average net assets:
After waivers (a)	2.10%	2.20%	2.16%	2.16%	2.22%	2.16%
After waivers and fees paid indirectly (a)	2.09%	2.17%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.10%	2.20%	2.18%	2.16%	2.22%	2.18%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.17)%	(1.15)%	(1.11)%	(1.39)%	(1.51)%	(1.39)%
After waivers and fees paid indirectly (a)	(1.16)%	(1.12)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.17)%	(1.15)%	(1.13)%	(1.39)%	(1.51)%	(1.41)%
Portfolio turnover rate (f)	63%	74%	69%	82%	111%	111%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$35.24	$31.01	$30.62		$23.09	$27.85	$34.84

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.04)	(0.03)		(0.12)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.39	4.27	0.42		7.65	(4.62)	(6.88)

Total from investment operations	2.33	4.23	0.39		7.53	(4.76)	(6.99)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$37.57	$35.24	$31.01		$30.62	$23.09	$27.85

Total return (b)	6.61%	13.64%	1.27%		32.61%	(17.09)%	(20.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,467	$49,158	$7,125		$4,033	$970	$433
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.20%	1.16	%(e)	1.16%	1.23%	1.16%
After waivers and fees paid indirectly (a)	1.09%	1.17%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.10%	1.20%	1.18	%(e)	1.16%	1.23%	1.18%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.17)%	(0.15)%	(0.11)%		(0.46)%	(0.56)%	(0.40)%
After waivers and fees paid indirectly (a)	(0.16)%	(0.12)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.17)%	(0.15)%	(0.13)%		(0.46)%	(0.56)%	(0.42)%
Portfolio turnover rate (f)	63%	74%	69%		82%	111%	111%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended			May 31, 2001*
	Year Ended October 31,		October 31,	Year Ended December 31,		to December
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	31, 2001(c)

Net asset value, beginning of period	$11.11	$9.92	$9.71	$7.59	$9.93	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.12	0.05	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.44	1.14	0.16	2.12	(2.34)	(0.06)

Total from investment operations	1.57	1.26	0.21	2.19	(2.28)	(0.04)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—	(0.07)	(0.05)	—
Distributions from realized gains	(1.03)	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(1.15)	(0.07)	—	(0.07)	(0.06)	(0.03)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$11.53	$11.11	$9.92	$9.71	$7.59	$9.93

Total return (b)†	15.34%	12.75%	2.16%	28.87%	(22.97)%	(0.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,747	$26,583	$17,347	$13,462	$6,037	$4,085
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.48%	1.33%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.77%	1.91%	1.88%	2.06%	2.29%	4.31%
Ratio of net investment income to average net assets:
After waivers (a)	1.14%	0.89%	0.63%	0.90%	0.67%	0.28%
After waivers and fees paid indirectly (a)	1.16%	1.06%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.87%	0.48%	0.25%	0.34%	(0.12)%	(2.53)%
Portfolio turnover rate (f)	29%	101%	34%	30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.06	**	**	**	**

			Ten Months
			Ended				May 31, 2001*
	Year Ended October 31,		October 31,		Year Ended December 31,		to December
Class B	2006 (c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	31, 2001(c)

Net asset value, beginning of period	$11.01	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.01		0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.42	1.13	0.15		2.10	(2.32)	(0.05)

Total from investment operations	1.49	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	(1.03)	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(1.08)	(0.01)	—		(0.03)	(0.02)	(0.03)

Redemption Fees	— #	— #	—		—	—	—

Net asset value, end of period	$11.42	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	14.69%	12.14%	1.65%		28.14%	(23.35)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,250	$16,681	$14,634		$11,917	$6,515	$4,856
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.32%	2.46%	2.43%		2.62%	2.86%	4.87%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.61%	0.34%	0.08	%(e)	0.36%	0.12%	(0.28)%
After waivers and fees paid indirectly (a)	0.62%	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.33%	(0.07)%	(0.30)	%(e)	(0.21)%	(0.69)%	(3.10)%
Portfolio turnover rate (f)	29%	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.06	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE DEEP VALUE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months				May 31,
			Ended		Year Ended December		2001* to
	Year Ended October 31,		October 31,		31,		December 31,
Class C	2006 (c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$11.01	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.01		0.03	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.42	1.13	0.15		2.10	(2.32)	(0.06)

Total from investment operations	1.49	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	(1.03)	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(1.08)	(0.01)	—		(0.03)	(0.02)	(0.03)

Net asset value, end of period	$11.42	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	14.69%	12.14%	1.65%		28.20%	(23.38)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,390	$7,034	$6,805		$5,020	$2,374	$2,039
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.32%	2.46%	2.43%		2.61%	2.86%	4.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.60%	0.34%	0.08	%(e)	0.35%	0.13%	(0.26)%
After waivers and fees paid indirectly (a)	0.61%	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.32%	(0.07)%	(0.30)	%(e)	(0.21)%	(0.68)%	(3.09)%
Portfolio turnover rate (f)	29%	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.06	**		**	**	**

				Ten
				Months				May 31,
				Ended		Year Ended December		2001* to
	Year Ended October 31,			October 31,		31,		December 31,
Class Y	2006 (c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$11.19		$10.00	$9.75		$7.61	$9.95	$10.00

Income (loss) from investment operations:
Net investment income	0.17		0.17	0.09		0.12	0.10	0.04
Net realized and unrealized gain (loss) on investments	1.45		1.14	0.16		2.12	(2.35)	(0.06)

Total from investment operations	1.62		1.31	0.25		2.24	(2.25)	(0.02)

Less distributions:
Dividends from net investment income	(0.17)		(0.12)	—		(0.10)	(0.08)	—
Distributions from realized gains	(1.03)		—	—		—	(0.01)	(0.03)

Total dividends and distributions	(1.20)		(0.12)	—		(0.10)	(0.09)	(0.03)

Net asset value, end of period	$11.61		$11.19	$10.00		$9.75	$7.61	$9.95

Total return (b)	15.81%		13.16%	2.56%		29.45%	(22.61)%	(0.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,192		$4,558	$353		$294	$251	$166
Ratio of expenses to average net assets:
After waivers (a)	1.05%		1.05%	1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.03%		0.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.32	%(e)	1.46%	1.43%		1.63%	1.88%	3.90%
Ratio of net investment income to average net assets:
After waivers (a)	1.53%		1.34%	1.08	%(e)	1.39%	1.13%	0.71%
After waivers and fees paid indirectly (a)	1.55%		1.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.25%		0.93%	0.70	%(e)	0.81%	0.30%	(2.14)%
Portfolio turnover rate (f)	29%		101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.05	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$6.49	$5.98	$5.82	$3.86	$5.50	$6.81

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.08)	(0.06)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.03)	0.59	0.22	2.02	(1.58)	(1.21)

Total from investment operations	(0.10)	0.51	0.16	1.96	(1.64)	(1.28)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(0.03)

Redemption fees	— #	— #	— #	— #	— #	—

Net asset value, end of period	$6.39	$6.49	$5.98	$5.82	$3.86	$5.50

Total return (b)†	(1.54)%	8.53%	2.75%	50.78%	(29.82)%	(18.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,821	$71,516	$74,983	$74,468	$34,148	$55,677
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly (a)	1.55%	1.59%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.74%	1.64%	1.66%	1.78%	1.70%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.17)%	(1.30)%	(1.27)%	(1.24)%	(1.29)%	(1.21)%
After waivers and fees paid indirectly (a)	(1.12)%	(1.29)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.31)%	(1.44)%	(1.31)%	(1.30)%	(1.47)%	(1.31)%
Portfolio turnover rate (f)	34%	13%	16%	19%	15%	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$6.21	$5.76	$5.63	$3.76	$5.38	$6.69

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.09)	(0.09)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.02)	0.56	0.22	1.96	(1.54)	(1.18)

Total from investment operations	(0.12)	0.45	0.13	1.87	(1.62)	(1.28)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(0.03)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$6.09	$6.21	$5.76	$5.63	$3.76	$5.38

Total return (b)†	(1.93)%	7.81%	2.31%	49.73%	(30.11)%	(19.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,192	$46,583	$54,059	$54,939	$32,037	$52,441
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.15%	2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.10%	2.14%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.29%	2.29%	2.19%	2.22%	2.34%	2.25%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.71)%	(1.85)%	(1.82)%	(1.80)%	(1.84)%	(1.76)%
After waivers and fees paid indirectly (a)	(1.66)%	(1.84)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.85)%	(1.99)%	(1.86)%	(1.87)%	(2.03)%	(1.86)%
Portfolio turnover rate (f)	34%	13%	16%	19%	15%	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$6.22	$5.76	$5.63		$3.76	$5.39	$6.69

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.09)		(0.09)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.03)	0.57	0.22		1.96	(1.55)	(1.17)

Total from investment operations	(0.13)	0.46	0.13		1.87	(1.63)	(1.27)

Less distributions:
Distributions from realized gains	—	—	—		—	—	(0.03)

Redemption fees	— #	— #	—	#	— #	—	—

Net asset value, end of period	$6.09	$6.22	$5.76		$5.63	$3.76	$5.39

Total return (b)†	(2.09)%	7.99%	2.31%		49.73%	(30.24)%	(18.94)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,729	$36,834	$42,206		$38,988	$21,557	$35,995
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.15%		2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.10%	2.14%	N/A		N/A	N/A	N/A
Before waivers (a)	2.29%	2.29%	2.19	%(e)	2.22%	2.34%	2.25%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.72)%	(1.85)%	(1.82)%		(1.80)%	(1.84)%	(1.76)%
After waivers and fees paid indirectly (a)	(1.66)%	(1.84)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.85)%	(1.99)%	(1.86)%		(1.87)%	(2.03)%	(1.86)%
Portfolio turnover rate (f)	34%	13%	16%		19%	15%	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	**		**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$6.69	$6.13	$5.94		$3.93	$5.57	$6.85

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.04)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.03)	0.61	0.23		2.05	(1.60)	(1.21)

Total from investment operations	(0.07)	0.56	0.19		2.01	(1.64)	(1.25)

Less distributions:
Distributions from realized gains	—	—	—		—	—	(0.03)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$6.62	$6.69	$6.13		$5.94	$3.93	$5.57

Total return (b)	(1.05)%	9.14%	3.20%		51.15%	(29.44)%	(18.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,746	$$9,408	$4,802		$2,166	$918	$1,004
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%	1.15%		1.15%	1.15%	1.15%
After waivers and fees paid indirectly (a)	1.10%	1.14%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.29%	1.29%	1.19	%(e)	1.22%	1.35%	1.24%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.71)%	(0.85)%	(0.82)%		(0.79)%	(0.83)%	(0.77)%
After waivers and fees paid indirectly (a)	(0.66)%	(0.84)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.85)%	(0.99)%	(0.86)%		(0.86)%	(1.03)%	(0.86)%
Portfolio turnover rate (f)	34%	13%	16%		19%	15%	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	$0.01	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$27.03	$25.21	$22.98	$18.40	$22.12	$25.72

Income (loss) from investment operations:
Net investment income	0.38	0.35	0.21	0.25	0.19	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.41	1.98	2.15	4.58	(3.55)	(3.24)

Total from investment operations	3.79	2.33	2.36	4.83	(3.36)	(3.04)

Less distributions:
Dividends from net investment income	(0.33)	(0.16)	(0.13)	(0.25)	(0.19)	(0.18)
Distributions from realized gains	(1.94)	(0.35)	—	—	(0.17)	(0.38)

Total dividends and distributions	(2.27)	(0.51)	(0.13)	(0.25)	(0.36)	(0.56)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$28.55	$27.03	$25.21	$22.98	$18.40	$22.12

Total return (b)†	14.89%	9.27%	10.28%	26.38%	(15.23)%	(11.83)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$115,580	$110,097	$90,020	$70,505	$60,165	$79,215
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.49%	1.48%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.65%	1.71%	1.62%	1.65%	1.67%	1.58%
Ratio of net investment income to average net assets:
After waivers (a)	1.37%	1.29%	1.05%	1.33%	0.91%	0.84%
After waivers and fees paid indirectly (a)	1.38%	1.31%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.22%	1.08%	0.93%	1.18%	0.74%	0.76%
Portfolio turnover rate (f)	83%	96%	57%	105%	41%	48%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.06	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$26.44	$24.74	$22.60	$18.11	$21.77	$25.32

Income (loss) from investment operations:
Net investment income	0.22	0.20	0.10	0.15	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.34	1.93	2.10	4.49	(3.48)	(3.18)

Total from investment operations	3.56	2.13	2.20	4.64	(3.41)	(3.11)

Less distributions:
Dividends from net investment income	(0.17)	(0.08)	(0.06)	(0.15)	(0.08)	(0.06)
Distributions from realized gains	(1.94)	(0.35)	—	—	(0.17)	(0.38)

Total dividends and distributions	(2.11)	(0.43)	(0.06)	(0.15)	(0.25)	(0.44)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$27.89	$26.44	$24.74	$22.60	$18.11	$21.77

Total return (b)†	14.24%	8.65%	9.76%	25.68%	(15.67)%	(12.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,039	$49,907	$43,698	$37,491	$30,879	$38,273
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	2.03%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.26%	2.17%	2.19%	2.22%	2.13%
Ratio of net investment income to average net assets:
After waivers (a)	0.82%	0.74%	0.50%	0.78%	0.36%	0.29%
After waivers and fees paid indirectly (a)	0.83%	0.76%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.67%	0.53%	0.38%	0.64%	0.19%	0.21%
Portfolio turnover rate (f)	83%	96%	57%	105%	41%	48%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.06	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$26.63	$24.90	$22.75		$18.23	$21.92	$25.49

Income (loss) from investment operations:
Net investment income	0.22	0.20	0.10		0.15	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.37	1.96	2.12		4.52	(3.51)	(3.20)

Total from investment operations	3.59	2.16	2.22		4.67	(3.44)	(3.13)

Less distributions:
Dividends from net investment income	(0.17)	(0.08)	(0.07)		(0.15)	(0.08)	(0.06)
Distributions from realized gains	(1.94)	(0.35)	—		—	(0.17)	(0.38)

Total dividends and distributions	(2.11)	(0.43)	(0.07)		(0.15)	(0.25)	(0.44)

Redemption fees	— #	— #	—	#	—	—	—

Net asset value, end of period	$28.11	$26.63	$24.90		$22.75	$18.23	$21.92

Total return (b)†	14.26%	8.71%	9.76%		25.70%	(15.69)%	(12.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,763	$15,741	$12,910		$9,452	$6,829	$8,093
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	2.03%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.26%	2.17	%(e)	2.19%	2.22%	2.13%
Ratio of net investment income to average net assets:
After waivers (a)	0.82%	0.74%	0.50	%(e)	0.78%	0.36%	0.29%
After waivers and fees paid indirectly (a)	0.83%	0.76%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.67%	0.53%	0.38	%(e)	0.64%	0.19%	0.21%
Portfolio turnover rate (f)	83%	96%	57%		105%	41%	48%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.06	**		**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$27.13	$25.24	$22.97		$18.38	$22.10	$25.70

Income (loss) from investment operations:
Net investment income	0.50	0.48	0.30		0.34	0.28	0.30
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.40	1.98	2.15		4.59	(3.55)	(3.23)

Total from investment operations	3.90	2.46	2.45		4.93	(3.27)	(2.93)

Less distributions:
Dividends from net investment income	(0.45)	(0.22)	(0.18)		(0.34)	(0.28)	(0.29)
Distributions from realized gains	(1.94)	(0.35)	—		—	(0.17)	(0.38)

Total dividends and distributions	(2.39)	(0.57)	(0.18)		(0.34)	(0.45)	(0.67)

Redemption fees	—	—	—	#	—	—	—

Net asset value, end of period	$28.64	$27.13	$25.24		$22.97	$18.38	$22.10

Total return (b)	15.35%	9.79%	10.68%		26.99%	(14.85)%	(11.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,275	$8,277	$681		$265	$273	$321
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%	1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04%	1.03%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.20%	1.26%	1.17	%(e)	1.20%	1.22%	1.15%
Ratio of net investment income to average net assets:
After waivers (a)	1.83%	1.74%	1.50	%(e)	1.79%	1.36%	1.28%
After waivers and fees paid indirectly (a)	1.84%	1.76%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.68%	1.53%	1.38	%(e)	1.64%	1.19%	1.18%
Portfolio turnover rate (f)	83%	96%	57%		105%	41%	48%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.06	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$8.21	$7.64	$6.97	$5.11	$5.82	$6.62

Income (loss) from investment operations:
Net investment income	0.07	0.06	0.07	0.07	0.09	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	0.97	0.60	1.88	(0.63)	(0.60)

Total from investment operations	2.13	1.03	0.67	1.95	(0.54)	(0.56)

Less distributions:
Dividends from net investment income	(0.12)	(0.20)	—	(0.07)	(0.08)	(0.05)
Distributions from realized gains	(0.51)	(0.26)	—	(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.63)	(0.46)	—	(0.09)	(0.17)	(0.24)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$9.71	$8.21	$7.64	$6.97	$5.11	$5.82

Total return (b)†	27.17%	13.80%	9.61%	38.21%	(9.21)%	(8.37)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,912	$13,802	$12,943	$11,152	$8,760	$13,715
Ratio of expenses to average net assets:
After waivers (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers and fees paid indirectly (a)	1.74%	1.74%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.88%	2.20%	1.92%	1.96%	1.99%	1.92%
Ratio of net investment income to average net assets:
After waivers (a)	0.83%	0.76%	1.20%	1.32%	1.55%	0.67%
After waivers and fees paid indirectly (a)	0.83%	0.77%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.69%	0.31%	1.03%	1.11%	1.31%	0.50%
Portfolio turnover rate (f)	19%	25%	25%	87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$8.11	$7.55	$6.92		$5.08	$5.78	$6.57

Income (loss) from investment operations:
Net investment income	0.03	0.02	0.04		0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.03	0.96	0.59		1.86	(0.61)	(0.59)

Total from investment operations	2.06	0.98	0.63		1.90	(0.56)	(0.58)

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	—		(0.04)	(0.05)	(0.02)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.58)	(0.42)	—		(0.06)	(0.14)	(0.21)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$9.59	$8.11	$7.55		$6.92	$5.08	$5.78

Total return (b)†	26.50%	13.15%	9.10%		37.41%	(9.58)%	(8.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,657	$12,294	$10,878		$10,264	$7,725	$9,429
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.43%	2.75%	2.47	%(e)	2.51%	2.55%	2.47%
Ratio of net investment income to average net assets:
After waivers (a)	0.34%	0.21%	0.65	%(e)	0.77%	0.96%	0.14%
After waivers and fees paid indirectly (a)	0.34%	0.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.20%	(0.24)%	0.48	%(e)	0.56%	0.71%	(0.03)%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$8.09	$7.53	$6.90		$5.07	$5.78	$6.57

Income (loss) from investment operations:
Net investment income	0.03	0.02	0.04		0.05	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.02	0.96	0.59		1.85	(0.63)	(0.59)

Total from investment operations	2.05	0.98	0.63		1.90	(0.57)	(0.58)

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	—		(0.05)	(0.05)	(0.02)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.58)	(0.42)	—		(0.07)	(0.14)	(0.21)

Redemption fees	— #	— #	—	#	—	—	—

Net asset value, end of period	$9.56	$8.09	$7.53		$6.90	$5.07	$5.78

Total return (b)†	26.44%	13.19%	9.13%		37.48%	(9.80)%	(8.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,867	$3,964	$3,548		$2,980	$1,553	$2,056
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.43%	2.75%	2.47%		2.49%	2.54%	2.47%
Ratio of net investment income to average net assets:
After waivers (a)	0.34%	0.21%	0.65	%(e)	0.65%	0.98%	0.10%
After waivers and fees paid indirectly (a)	0.34%	0.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.20%	(0.24)%	0.48	%(e)	0.46%	0.74%	(0.07)%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03	**		**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$8.26	$7.69	$6.98		$5.12	$5.84	$6.64

Income (loss) from investment operations:
Net investment income	0.12	0.10	0.10		0.10	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	0.97	0.61		1.87	(0.63)	(0.60)

Total from investment operations	2.18	1.07	0.71		1.97	(0.52)	(0.53)

Less distributions:
Dividends from net investment income	(0.16)	(0.24)	—		(0.09)	(0.11)	(0.08)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.67)	(0.50)	—		(0.11)	(0.20)	(0.27)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$9.77	$8.26	$7.69		$6.98	$5.12	$5.84

Total return (b)	27.75%	14.27%	10.17%		38.67%	(8.80)%	(7.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,440	$9,974	$8,737		$7,941	$5,754	$6,258
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%	1.30%		1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.29%	1.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.43%	1.75%	1.47	%(e)	1.51%	1.55%	1.47%
Ratio of net investment income to average net assets:
After waivers (a)	1.31%	1.21%	1.65%		1.78%	1.96%	1.12%
After waivers and fees paid indirectly (a)	1.32%	1.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.18%	0.76%	1.48%		1.57%	1.71%	0.95%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.04	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$12.41	$12.73	$12.67	$12.88	$12.38	$12.11

Income (loss) from investment operations:
Net investment income	0.49	0.46	0.37	0.49	0.59	0.66
Net realized and unrealized gain (loss) on investments	— #	(0.33)	0.06	(0.22)	0.48	0.24

Total from investment operations	0.49	0.13	0.43	0.27	1.07	0.90

Less distributions:
Dividends from net investment income	(0.50)	(0.45)	(0.37)	(0.45)	(0.58)	(0.64)
Distributions from realized gains	—	—	—	(0.03)	—	—

Total dividends and distributions	(0.50)	(0.45)	(0.37)	(0.48)	(0.58)	(0.64)

Redemption fees	— #	— #	— #	— #	0.01	0.01

Net asset value, end of period	$12.40	$12.41	$12.73	$12.67	$12.88	$12.38

Total return (b)†	4.09%	1.00%	3.49%	2.13%	8.96%	7.67%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103,852	$111,083	$113,032	$110,070	$125,270	$94,130
Ratio of expenses to average net assets:
After waivers (a)	1.25%	1.25%	1.25%	1.25%	1.27%	1.30%
Before waivers (a)	1.60%	1.64%	1.52%	1.49%	1.47%	1.37%
Ratio of net investment income to average net assets:
After waivers (a)	4.00%	3.62%	3.52%	3.82%	4.70%	5.32%
Before waivers (a)	3.65%	3.23%	3.25%	3.58%	4.50%	5.25%
Portfolio turnover rate (f)	24%	21%	8%	50%	11%	15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.05	**	**	**	**

				Ten Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class B	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$12.39		$12.71	$12.65		$12.86	$12.37	$12.11

Income (loss) from investment operations:
Net investment income	0.43		0.39	0.31		0.42	0.52	0.59
Net realized and unrealized gain (loss) on investments	—	#	(0.33)	0.07		(0.22)	0.48	0.24

Total from investment operations	0.43		0.06	0.38		0.20	1.00	0.83

Less distributions:
Dividends from net investment income	(0.44)		(0.38)	(0.32)		(0.38)	(0.51)	(0.57)
Distributions from realized gains	—		—	—		(0.03)	—	—

Total dividends and distributions	(0.44)		(0.38)	(0.32)		(0.41)	(0.51)	(0.57)

Redemption fees	—	#	— #	—	#	— #	— #	—

Net asset value, end of period	$12.38		$12.39	$12.71		$12.65	$12.86	$12.37

Total return (b)†	3.53%		0.45%	3.02%		1.57%	8.29%	7.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,644		$62,764	$75,214		$88,538	$104,677	$66,898
Ratio of expenses to average net assets:
After waivers (a)	1.80%		1.80%	1.80%		1.80%	1.82%	1.85%
Before waivers (a)	2.15	%(e)	2.19%	2.07%		2.04%	2.03%	1.92%
Ratio of net investment income to average net assets:
After waivers (a)	3.46%		3.07%	2.97	%(e)	3.25%	4.13%	4.75%
Before waivers (a)	3.10%		2.68%	2.70	%(e)	3.01%	3.92%	4.68%
Portfolio turnover rate (f)	24%		21%	8%		50%	11%	15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.05	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS — (Continued)

				Ten Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class C	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$12.39		$12.71	$12.65		$12.86	$12.37	$12.11

Income (loss) from investment operations:
Net investment income	0.43		0.39	0.31		0.42	0.52	0.59
Net realized and unrealized gain (loss) on investments	—	#	(0.33)	0.07		(0.22)	0.48	0.24

Total from investment operations	0.43		0.06	0.38		0.20	1.00	0.83

Less distributions:
Dividends from net investment income	(0.44)		(0.38)	(0.32)		(0.38)	(0.51)	(0.57)
Distributions from realized gains	—		—	—		(0.03)	—	—

Total dividends and distributions	(0.44)		(0.38)	(0.32)		(0.41)	(0.51)	(0.57)

Redemption fees	—		— #	—	#	— #	—	—

Net asset value, end of period	$12.38		$12.39	$12.71		$12.65	$12.86	$12.37

Total return (b)†	3.53%		0.45%	3.02%		1.57%	8.28%	6.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,975		$16,880	$20,321		$23,930	$27,942	$16,798
Ratio of expenses to average net assets:
After waivers (a)	1.80%		1.80%	1.80%		1.80%	1.82%	1.85%
Before waivers (a)	2.15	%(e)	2.19%	2.07%		2.04%	2.03%	1.92%
Ratio of net investment income to average net assets:
After waivers (a)	3.46%		3.07%	2.97	%(e)	3.26%	4.12%	4.72%
Before waivers (a)	3.10%		2.68%	2.70	%(e)	3.02%	3.91%	4.65%
Portfolio turnover rate (f)	24%		21%	8%		50%	11%	15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.05	**		**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$12.39	$12.72	$12.65		$12.86	$12.37	$12.11

Income (loss) from investment operations:
Net investment income	0.55	0.51	0.42		0.56	0.65	0.72
Net realized and unrealized gain (loss) on investments	— #	(0.33)	0.07		(0.23)	0.48	0.24

Total from investment operations	0.55	0.18	0.49		0.33	1.13	0.96

Less distributions:
Dividends from net investment income	(0.56)	(0.51)	(0.42)		(0.51)	(0.64)	(0.70)
Distributions from realized gains	—	—	—		(0.03)	—	—

Total dividends and distributions	(0.56)	(0.51)	(0.42)		(0.54)	(0.64)	(0.70)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$12.38	$12.39	$12.72		$12.65	$12.86	$12.37

Total return (b)	4.56%	1.38%	3.95%		2.59%	9.37%	8.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,720	$34,008	$22,222		$18,720	$10,242	$7,669
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%		0.80%	0.82%	0.85%
Before waivers (a)	1.15%	1.19%	1.07%		1.05%	1.03%	0.92%
Ratio of net investment income to average net assets:
After waivers (a)	4.46%	4.07%	3.97	%(e)	4.37%	5.18%	5.78%
Before waivers (a)	4.11%	3.68%	3.70	%(e)	4.12%	4.97%	5.71%
Portfolio turnover rate (f)	24%	21%	8%		50%	11%	15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04	$0.05	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$35.92	$31.85	$30.52	$24.11	$32.88	$38.55

Income (loss) from investment operations:
Net investment income	0.10	0.19	0.04	0.09	0.03	0.07
Net realized and unrealized gain (loss) on investments	5.28	3.88	1.29	6.35	(8.80)	(5.59)

Total from investment operations	5.38	4.07	1.33	6.44	(8.77)	(5.52)

Less distributions:
Dividends from net investment income	(0.21)	—	—	(0.03)	—	—
Distributions from realized gains	—	—	—	—	—	(0.15)

Total dividends and distributions	(0.21)	—	—	(0.03)	—	(0.15)

Redemption Fees	— #	— #	—	—	—	—

Net asset value, end of period	$41.09	$35.92	$31.85	$30.52	$24.11	$32.88

Total return (b)†	15.03%	12.81%	4.33%	26.71%	(26.67)%	(14.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,459	$77,158	$68,849	$60,352	$50,361	$84,159
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.49%	1.49%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.78%	1.83%	1.72%	1.74%	1.71%	1.59%
Ratio of net investment income to average net assets:
After waivers (a)	0.26%	0.55%	0.16%	0.37%	0.11%	0.21%
After waivers and fees paid indirectly (a)	0.27%	0.56%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.02)%	0.22%	(0.06)%	0.13%	(0.10)%	0.12%
Portfolio turnover rate (f)	43%	42%	33%	118%	17%	3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	$0.11	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$34.50	$30.76	$29.60		$23.49	$32.22	$37.99

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	— #	(0.10)		(0.05)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	5.07	3.74	1.26		6.16	(8.61)	(5.50)

Total from investment operations	4.97	3.74	1.16		6.11	(8.73)	(5.62)

Less distributions:
Dividends from net investment income	— #	—	—		—	—	—
Distributions from realized gains	—	—	—		—	—	(0.15)

Total dividends and distributions	— #	—	—		—	—	(0.15)

Redemption Fees	— #	— #	—		—	—	—

Net asset value, end of period	$39.47	$34.50	$30.76		$29.60	$23.49	$32.22

Total return (b)†	14.41%	12.20%	3.89%		26.01%	(27.09)%	(14.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$59,223	$72,198	$77,038		$84,510	$73,049	$118,866
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	2.04%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.33%	2.38%	2.27	%(e)	2.29%	2.26%	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.28)%	0.00%@	(0.39)%		(0.18)%	(0.43)%	(0.35)%
After waivers and fees paid indirectly (a)	(0.27)%	0.01%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.56)%	(0.33)%	(0.61)%		(0.42)%	(0.64)%	(0.44)%
Portfolio turnover rate (f)	43%	42%	33%		118%	17%	3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.08	$0.11	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$34.54	$30.80	$29.64	$23.52	$32.25	$38.03

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	— #	(0.10)	(0.05)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	5.07	3.74	1.26	6.17	(8.61)	(5.51)

Total from investment operations	4.97	3.74	1.16	6.12	(8.73)	(5.63)

Less distributions:
Dividends from net investment income	— #	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—	(0.15)

Total dividends and distributions	— #	—	—	—	—	(0.15)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$39.51	$34.54	$30.80	$29.64	$23.52	$32.25

Total return (b)†	14.39%	12.18%	3.88%	26.02%	(27.07)%	(14.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,562	$16,729	$16,060	$15,884	$13,380	$22,263
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	2.04%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.33%	2.38%	2.27%	2.29%	2.26%	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.29)%	0.00%@	(0.39)%	(0.18)%	(0.43)%	(0.35)%
After waivers and fees paid indirectly (a)	(0.28)%	0.01%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.57)%	(0.33)%	(0.61)%	(0.42)%	(0.64)%	(0.44)%
Portfolio turnover rate (f)	43%	42%	33%	118%	17%	3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.09	$0.11	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$37.10	$32.75	$31.26	$24.67	$33.50	$39.08

Income (loss) from investment operations:
Net investment income	0.28	0.36	0.16	0.22	0.16	0.23
Net realized and unrealized gain (loss) on investments	5.45	3.99	1.33	6.52	(8.99)	(5.66)

Total from investment operations	5.73	4.35	1.49	6.74	(8.83)	(5.43)

Less distributions:
Dividends from net investment income	(0.39)	—	—	(0.15)	—	—
Distributions from realized gains	—	—	—	—	—	(0.15)

Total dividends and distributions	(0.39)	—	—	(0.15)	—	(0.15)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$42.44	$37.10	$32.75	$31.26	$24.67	$33.50

Total return (b)	15.56%	13.32%	4.73%	27.33%	(26.36)%	(13.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,023	$22,631	$19,403	$17,118	$10,011	$13,217
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04%	1.04%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.33%	1.38%	1.27%	1.29%	1.26%	1.14%
Ratio of net investment income to average net assets:
After waivers (a)	0.70%	1.00%	0.61%	0.81%	0.56%	0.66%
After waivers and fees paid indirectly (a)	0.72%	1.01%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.43%	0.67%	0.39%	0.57%	0.35%	0.57%
Portfolio turnover rate (f)	43%	42%	33%	118%	17%	3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.12	$0.12	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.56	$9.97	$9.80	$8.76	$9.48	$9.74

Income (loss) from investment operations:
Net investment income	0.65	0.63	0.52	0.65	0.69	0.81
Net realized and unrealized gain (loss) on investments	0.02	(0.41)	0.17	1.04	(0.73)	(0.26)

Total from investment operations	0.67	0.22	0.69	1.69	(0.04)	0.55

Less distributions:
Dividends from net investment income	(0.65)	(0.63)	(0.52)	(0.65)	(0.69)	(0.81)

Redemption fees	— #	— #	— #	— #	0.01	—

Net asset value, end of period	$9.58	$9.56	$9.97	$9.80	$8.76	$9.48

Total return (b)†	7.22%	2.20%	7.28%	19.90%	(0.18)%	5.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$90,452	$100,731	$108,142	$123,603	$96,790	$63,928
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.30%	1.30%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.44%	1.46%	1.38%	1.39%	1.47%	1.45%
Ratio of net investment income to average net assets:
After waivers (a)	6.82%	6.40%	6.39%	6.92%	7.69%	8.27%
After waivers and fees paid indirectly (a)	6.82%	6.40%	NA	NA	N/A	N/A
Before waivers and fees paid indirectly (a)	6.68%	6.24%	6.31%	6.83%	7.52%	8.12%
Portfolio turnover rate (f)	66%	46%	58%	55%	66%	75%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.55	$9.96	$9.79	$8.75	$9.48	$9.74

Income (loss) from investment operations:
Net investment income	0.60	0.57	0.47	0.60	0.64	0.76
Net realized and unrealized gain (loss) on investments	0.01	(0.41)	0.17	1.04	(0.73)	(0.26)

Total from investment operations	0.61	0.16	0.64	1.64	(0.09)	0.50

Less distributions:
Dividends from net investment income	(0.59)	(0.57)	(0.47)	(0.60)	(0.64)	(0.76)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$9.57	$9.55	$9.96	$9.79	$8.75	$9.48

Total return (b)†	6.65%	1.65%	6.79%	19.26%	(0.83)%	5.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,301	$56,237	$71,373	$78,059	$54,214	$47,564
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%	1.85%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	1.85%	NA	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.99%	2.01%	1.93%	1.94%	2.02%	2.00%
Ratio of net investment income to average net assets:
After waivers (a)	6.28%	5.85%	5.84%	6.37%	7.15%	7.71%
After waivers and fees paid indirectly (a)	6.28%	5.85%	NA	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.14%	5.69%	5.76%	6.28%	6.98%	7.56%
Portfolio turnover rate (f)	66%	46%	58%	55%	66%	75%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE HIGH-YIELD BOND FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.55	$9.96	$9.79		$8.75	$9.48	$9.74

Income (loss) from investment operations:
Net investment income	0.60	0.57	0.47		0.60	0.64	0.76
Net realized and unrealized gain (loss) on investments	0.01	(0.41)	0.17		1.04	(0.73)	(0.26)

Total from investment operations	0.61	0.16	0.64		1.64	(0.09)	0.50

Less distributions:
Dividends from net investment income	(0.59)	(0.57)	(0.47)		(0.60)	(0.64)	(0.76)

Redemption fees	— #	—	—	#	— #	—	—

Net asset value, end of period	$9.57	$9.55	$9.96		$9.79	$8.75	$9.48

Total return (b)†	6.65%	1.65%	6.79%		19.25%	(0.84)%	5.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,655	$33,661	$45,239		$56,936	$29,060	$13,902
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%	1.85%		1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	1.85%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.99%	2.01%	1.93%		1.94%	2.02%	1.99%
Ratio of net investment income to average net assets:
After waivers (a)	6.29%	5.85%	5.84	%(e)	6.29%	7.12%	7.64%
After waivers and fees paid indirectly (a)	6.29%	5.85%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.15%	5.69%	5.76	%(e)	6.20%	6.95%	7.50%
Portfolio turnover rate (f)	66%	46%	58%		55%	66%	75%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02	**		**	**	**

				Ten Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class Y	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.56		$9.98	$9.81		$8.77	$9.49	$9.74

Income (loss) from investment operations:
Net investment income	0.69		0.67	0.55		0.68	0.73	0.86
Net realized and unrealized gain (loss) on investments	0.03		(0.42)	0.17		1.05	(0.72)	(0.25)

Total from investment operations	0.72		0.25	0.72		1.73	0.01	0.61

Less distributions:
Dividends from net investment income	(0.69)		(0.67)	(0.55)		(0.69)	(0.73)	(0.86)

Redemption fees	—		—	—	#	— #	—	—

Net asset value, end of period	$9.59		$9.56	$9.98		$9.81	$8.77	$9.49

Total return (b)	7.81%		2.55%	7.67%		20.41%	0.29%	6.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,663		$32,879	$30,572		$26,677	$5,555	$4,189
Ratio of expenses to average net assets:
After waivers (a)	0.85%		0.85%	0.85%		0.85%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.85%		0.85%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.99	%(e)	1.01%	0.93%		0.94%	1.02%	1.00%
Ratio of net investment income to average net assets:
After waivers (a)	7.25%		6.85%	6.84	%(e)	7.15%	8.17%	8.72%
After waivers and fees paid indirectly (a)	7.25%		6.85%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	7.12%		6.69%	6.76	%(e)	7.06%	8.00%	8.57%
Portfolio turnover rate (f)	66%		46%	58%		55%	66%	75%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.02	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS — (Continued)

				Ten
				Months
				Ended
	Year Ended October 31,			October 31,	Year Ended December 31,
Class A	2006(c)		2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$15.24		$12.86	$13.39	$10.30	$12.82	$18.35

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.04	0.01	0.01	0.04	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.77		2.36	(0.54)	3.04	(2.58)	(5.49)

Total from investment operations	3.76		2.40	(0.53)	3.05	(2.54)	(5.56)

Less distributions:
Dividends from net investment income	(0.07)		(0.02)	—	—	—	—

Redemption fees	—	#	— #	— #	0.04	0.02	0.03

Net asset value, end of period	$18.93		$15.24	$12.86	$13.39	$10.30	$12.82

Total return (b)†	24.79%		18.59%	(3.96)%	30.00%	(19.66)%	(30.14)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$87,839		$35,599	$32,757	$30,444	$23,226	$34,589
Ratio of expenses to average net assets:
After waivers (a)	1.85%		1.85%	1.85%	1.85%	1.85%	1.96%
After waivers and fees paid indirectly (a)	1.75	%(e)	1.74%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.85	%(e)	2.19%	1.88%	1.95%	2.10%	1.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.15)%		0.14%	0.05%	0.06%	0.35%	(0.50)%
After waivers and fees paid indirectly (a)	(0.04)%		0.25%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.15)%		(0.20)%	0.02%	(0.04)%	0.10%	(0.50)%
Portfolio turnover rate (f)	74%		136%	115%	56%	182%	99%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$0.05	**	**	**	**

				Ten
				Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class B	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$14.40		$12.23	$12.78		$9.89	$12.40	$17.89

Income (loss) from investment operations:
Net investment loss	(0.10)		(0.04)	(0.05)		(0.05)	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.58		2.23	(0.50)		2.87	(2.49)	(5.33)

Total from investment operations	3.48		2.19	(0.55)		2.82	(2.51)	(5.49)

Less distributions:
Dividends from net investment income	—		(0.02)	—		—	—	—

Redemption fees	—	#	— #	—		0.07	—	—

Net asset value, end of period	$17.88		$14.40	$12.23		$12.78	$9.89	$12.40

Total return (b)†	24.17%		17.91%	(4.30)%		29.22%	(20.24)%	(30.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,959		$19,327	$18,181		$21,726	$16,905	$21,738
Ratio of expenses to average net assets:
After waivers (a)	2.40%		2.40%	2.40%		2.40%	2.40%	2.53%
After waivers and fees paid indirectly (a)	2.30	%(e)	2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.40	%(e)	2.74%	2.43	%(e)	2.50%	2.65%	2.53%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.70)%		(0.41)%	(0.45)%		(0.49)%	(0.21)%	(1.13)%
After waivers and fees paid indirectly (a)	(0.56)%		(0.30)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.72)%		(0.75)%	(0.48)%		(0.59)%	(0.46)%	(1.13)%
Portfolio turnover rate (f)	74%		136%	115%		56%	182%	99%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—		$0.05	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS — (Continued)

				Ten
				Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class C	2006 (c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$14.50		$12.31	$12.88		$9.97	$12.50	$18.04

Income (loss) from investment operations:
Net investment loss	(0.10)		(0.04)	(0.05)		(0.05)	(0.02)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.59		2.25	(0.52)		2.89	(2.52)	(5.39)

Total from investment operations	3.49		2.21	(0.57)		2.84	(2.54)	(5.54)

Less distributions:
Dividends from net investment income	—		(0.02)	—		—	—	—

Redemption fees	—	#	— #	—	#	0.07	0.01	—

Net asset value, end of period	$17.99		$14.50	$12.31		$12.88	$9.97	$12.50

Total return (b)†	24.07%		17.96%	(4.43)%		29.19%	(20.24)%	(30.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,889		$10,091	$8,796		$8,718	$6,375	$8,512
Ratio of expenses to average net assets:
After waivers (a)	2.40%		2.40%	2.40%		2.40%	2.40%	2.52%
After waivers and fees paid indirectly (a)	2.30%		2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.40	%(e)	2.74%	2.43	%(e)	2.50%	2.65%	2.52%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.68)%		(0.41)%	(0.45)	%(e)	(0.51)%	(0.19)%	(1.12)%
After waivers and fees paid indirectly (a)	(0.58)%		(0.30)%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.68)%		(0.75)%	(0.48)%		(0.61)%	(0.44)%	(1.12)%
Portfolio turnover rate (f)	74%		136%	115%		56%	182%	99%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—		$0.05	**		**	**	**

				Ten
				Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class Y	2006 (c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$15.56		$13.08	$13.56		$10.39	$12.90	$18.41

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.10	0.06		0.06	0.09	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.83		2.40	(0.54)		3.04	(2.61)	(5.49)

Total from investment operations	3.92		2.50	(0.48)		3.10	(2.52)	(5.51)

Less distributions:
Dividends from net investment income	(0.14)		(0.02)	—		—	—	—

Redemption fees	—	#	—	—	#	0.07	0.01	—

Net asset value, end of period	$19.34		$15.56	$13.08		$13.56	$10.39	$12.90

Total return (b)	25.35%		19.12%	(3.54)%		30.51%	(19.46)%	(29.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,332		$5,937	$15,199		$15,097	$10,616	$13,797
Ratio of expenses to average net assets:
After waivers (a)	1.40%		1.40%	1.40%		1.40%	1.40%	1.53%
After waivers and fees paid indirectly (a)	1.30	%(e)	1.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.40	%(e)	1.74%	1.43	%(e)	1.50%	1.65%	1.53%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.39%		0.59%	0.55	%(e)	0.50%	0.80%	(0.12)%
After waivers and fees paid indirectly (a)	0.48%		0.70%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.39%		0.25%	0.52%		0.40%	0.55%	(0.12)%
Portfolio turnover rate (f)	74%		136%	115%		56%	182%	99%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$0.05	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND (g)
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.88	$9.62	$9.91	$7.41	$11.55	$13.98

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	— #	(0.13)	(0.12)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	0.52	1.26	(0.16)	2.62	(4.01)	(2.31)

Total from investment operations	0.49	1.26	(0.29)	2.50	(4.14)	(2.43)

Less distributions:
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from realized gains	(0.24)	—	—	—	—	—

Total dividends and distributions	(0.26)	—	—	—	—	—

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$11.11	$10.88	$9.62	$9.91	$7.41	$11.55

Total return (b)†	4.42%	13.09%	(2.95)%	33.73%	(35.82)%	(17.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,244	$38,980	$30,501	$32,770	$26,114	$55,095
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.88%	2.00%	1.96%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.43%	1.67%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.98%	2.21%	2.09%	2.15%	2.20%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.43)%	(0.36)%	(1.66)%	(1.33)%	(1.43)%	(0.98)%
After waivers and fees paid indirectly (a)	(0.25)%	(0.15)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.80)%	(0.69)%	(1.75)%	(1.52)%	(1.78)%	(1.15)%
Portfolio turnover rate (f)	147%	159%	143%	161%	189%	105%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04	$0.03	**	**	**	**

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.69	$9.52	$9.84	$7.40	$11.59	$14.12

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.04)	(0.18)	(0.16)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	0.52	1.21	(0.14)	2.60	(4.01)	(2.35)

Total from investment operations	0.43	1.17	(0.32)	2.44	(4.19)	(2.53)

Less distributions:
Distributions from realized gains	(0.24)	—	—	—	—	—

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$10.88	$10.69	$9.52	$9.84	$7.40	$11.59

Total return (b)†	3.95%	12.24%	(3.18)%	33.00%	(36.20)%	(17.91)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,385	$45,551	$39,379	$46,888	$36,329	$68,173
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.43%	2.55%	2.51%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.98%	2.22%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.53%	2.76%	2.64%	2.70%	2.75%	2.57%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.98)%	(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.54)%
After waivers and fees paid indirectly (a)	(0.81)%	(0.70)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.35)%	(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.71)%
Portfolio turnover rate (f)	147%	159%	143%	161%	189%	105%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.04	$0.03	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE LARGE CAP GROWTH FUND (g)
FINANCIAL HIGHLIGHTS — (Continued)

				Ten Months
				Ended
	Year Ended October 31,			October 31,	Year Ended December 31,
Class C	2006(c)		2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.69		$9.51	$9.84	$7.41	$11.60	$14.13

Income (loss) from investment operations:
Net investment loss	(0.09)		(0.04)	(0.18)	(0.16)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	0.51		1.22	(0.15)	2.59	(4.01)	(2.35)

Total from investment operations	0.42		1.18	(0.33)	2.43	(4.19)	(2.53)

Less distributions:
Distributions from realized gains	(0.24)		—	—	—	—	—

Redemption fees	—		—#	—	—	—	—

Net asset value, end of period	$10.87		$10.69	$9.51	$9.84	$7.41	$11.60

Total return (b)†	3.95%		12.41%	(3.33)%	32.80%	(36.12)%	(17.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,050		$15,298	$10,709	$12,597	$9,956	$20,646
Ratio of expenses to average net assets:
After waivers (a)	2.15%		2.43%	2.55%	2.51%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.98	%(e)	2.22%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.53%		2.76%	2.64%	2.70%	2.75%	2.57%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.98)%		(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.53)%
After waivers and fees paid indirectly (a)	(0.81)%		(0.70)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.36)%		(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.70)%
Portfolio turnover rate (f)	147%		159%	143%	161%	189%	105%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.04		$0.03	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$11.00	$9.70	$9.96		$7.41	$11.50	$13.87

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	(0.10)		(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.52	1.25	(0.16)		2.63	(4.01)	(2.31)

Total from investment operations	0.54	1.30	(0.26)		2.55	(4.09)	(2.37)

Less distributions:
Dividends from net investment income	(0.07)	—	—		—	—	—
Distributions from realized gains	(0.24)	—	—		—	—	—

Total dividends and distributions	(0.31)	—#	—		—	—	—

Net asset value, end of period	$11.23	$11.00	$9.70		$9.96	$7.41	$11.50

Total return (b)	4.95%	13.39%	(2.60)%		34.44%	(35.59)%	(17.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,593	$1,648	$295		$1,318	$312	$403
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.43%	1.55%		1.51%	1.40%	1.40%
After waivers and fees paid indirectly (a)	0.98%	1.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.53%	1.76%	1.64	%(e)	1.68%	1.76%	1.57%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.00%	0.09%	(1.21)%		(0.88)%	(0.98)%	(0.53)%
After waivers and fees paid indirectly (a)	0.17%	0.30%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.41)%	(0.24)%	(1.30)%		(1.05)%	(1.34)%	(0.70)%
Portfolio turnover rate (f)	147%	159%	143%		161%	189%	105%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04	$0.03	**		**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.04	0.02	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	—#	—	—#	—	—

Total from investment operations	0.04	0.02	0.01	0.01	0.01	0.04

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)

Payment by Affiliate	—	—	—	—#	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	4.32%	2.19%	0.53%	0.68%	1.34%	3.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$75,189	$70,506	$335,344	$357,586	$264,161	$251,503
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%	0.70%	0.69%	0.65%	0.68%	0.62%
Before waivers and reimbursements (a)	1.16%	0.92%	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.24%	1.95%	0.63%	0.67%	1.32%	3.65%
Before waivers and reimbursements (a)	3.78%	1.73%	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	**	**	**	**

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.04	0.02	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	—#	—	—#	—	—

Total from investment operations	0.04	0.02	0.01	0.01	0.01	0.04

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)

Payment by Affiliate	—	—	—	—#	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	4.32%	2.19%	0.53%	0.68%	1.34%	3.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,697	$28,125	$38,670	$46,452	$56,323	$44,045
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%	0.70%	0.69%	0.65%	0.68%	0.62%
Before waivers and reimbursements (a)	1.16%	0.92%	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.21%	1.95%	0.63%	0.67%	1.32%	3.65%
Before waivers and reimbursements (a)	3.75%	1.73%	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months
			Ended
	Year Ended December 31,		October 31,	Year Ended December 31,
Class C	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.04	0.02	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	— #	—	— #	—	—

Total from investment operations	0.04	0.02	0.01	0.01	0.01	0.04

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)

Payment by Affiliate	—	—	—	— #	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	4.32%	2.19%	0.53%	0.68%	1.34%	3.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,826	$11,523	$11,301	$10,735	$12,775	$10,632
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%	0.70%	0.69%	0.65%	0.68%	0.62%
Before waivers and reimbursements (a)	1.16%	0.92%	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.23%	1.95%	0.63%	0.67%	1.32%	3.65%
Before waivers and reimbursements (a)	3.77%	1.73%	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	**	**	**	**

				Ten
				Months
				Ended
	Year Ended December 31,			October 31,	Year Ended December 31,
Class Y	2006 (c)		2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.04		0.02	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	—		— #	—	— #	—	—

Total from investment operations	0.04		0.02	0.01	0.01	0.01	0.04

Less distributions:
Dividends from net investment income	(0.04)		(0.02)	(0.01)	(0.01)	(0.01)	(0.04)

Payment by Affiliate	—		—	—	— #	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)	4.32%		2.19%	0.53%	0.68%	1.34%	3.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,605		$8,951	$7,569	$4,939	$4,298	$3,160
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%		0.70%	0.69%	0.65%	0.68%	0.62%
Before waivers and reimbursements (a)	1.16	%(e)	0.92%	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.27%		1.95%	0.63%	0.67%	1.32%	3.65%
Before waivers and reimbursements (a)	3.82%		1.73%	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$— #	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months		November 29,
			Ended	Year Ended	2002*to
	Year Ended October 31,		October 31,	December 31,	December 31,
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)

Net asset value, beginning of period	$9.83	$10.00	$10.07	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.30	0.20	0.24	0.01
Net realized and unrealized gain (loss) on investments	0.01	(0.17)	(0.06)	0.05	0.02

Total from investment operations	0.38	0.13	0.14	0.29	0.03

Less distributions:
Dividends from net investment income	(0.38)	(0.30)	(0.21)	(0.24)	(0.01)

Redemption fees	— #	— #	— #	—	—

Net asset value, end of period	$9.83	$9.83	$10.00	$10.07	$10.02

Total return (b)†	3.91%	1.35%	1.53%	2.96%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,870	$16,582	$13,747	$11,479	$2,155
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%	0.90%	0.90%	0.90%	0.25%
Before waivers and reimbursements (a)	1.23%	1.47%	1.21%	1.39%	8.04%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.82%	3.04%	2.43%	2.33%	1.40%
Before waivers and reimbursements (a)	3.49%	2.47%	2.12%	1.84%	(6.39)%
Portfolio turnover rate (f)	134%	94%	23%	18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.06	**	**	**

				Ten Months			November 29,
				Ended		Year Ended	2002*to
	Year Ended October 31,			October 31,		December 31,	December 31,
Class B	2006 (c)		2005(c)(e)	2004(c)		2003(c)	2002(c)

Net asset value, beginning of period	$9.81		$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.30		0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	—		(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.30		0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.30)		(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	—	#	— #	—	#	—	—

Net asset value, end of period	$9.81		$9.81	$9.98		$10.05	$10.01

Total return (b)†	3.14%		0.60%	0.91%		2.22%	0.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,569		$7,597	$8,940		$9,290	$2,268
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%		1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	1.98	%(e)	2.22%	1.96%		2.15%	8.71%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.07%		2.29%	1.68	%(e)	1.58%	0.61%
Before waivers and reimbursements (a)	2.74%		1.72%	1.37	%(e)	1.08%	(7.10)%
Portfolio turnover rate (f)	134%		94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.06	**		**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SHORT DURATION BOND FUND
FINANCIAL HIGHLIGHTS — (Continued)

				Ten Months			November 29,
				Ended		Year Ended	2002*to
	Year Ended October 31,			October 31,		December 31,	December 31,
Class C	2006 (c)		2005(c)(e)	2004(c)		2003(c)	2002(c)

Net asset value, beginning of period	$9.81		$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.30		0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	—		(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.30		0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.30)		(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	—	#	— #	—	#	—	—

Net asset value, end of period	$9.81		$9.81	$9.98		$10.05	$10.01

Total return (b)†	3.15%		0.59%	0.90%		2.21%	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,496		$5,880	$6,692		$5,429	$2,110
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%		1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	1.98	%(e)	2.22%	1.96	%(e)	2.17%	8.63%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.07%		2.29%	1.68%		1.55%	0.63%
Before waivers and reimbursements (a)	2.74%		1.72%	1.37%		1.03%	(7.00)%
Portfolio turnover rate (f)	134%		94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.06	**		**	**

			Ten Months			November 29,
			Ended		Year Ended	2002*to
	Year Ended October 31,		October 31,		December 31,	December 31,
Class Y	2006 (c)	2005(c)(e)	2004(c)		2003(c)	2002(c)

Net asset value, beginning of period	$9.83	$10.01	$10.08		$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.40	0.33	0.23		0.26	0.01
Net realized and unrealized gain (loss) on investments	—	(0.18)	(0.07)		0.07	0.02

Total from investment operations	0.40	0.15	0.16		0.33	0.03

Less distributions:
Dividends from net investment income	(0.40)	(0.33)	(0.23)		(0.27)	(0.01)

Redemption fees	—	—	—	#	—	—

Net asset value, end of period	$9.83	$9.83	$10.01		$10.08	$10.02

Total return (b)	4.17%	1.50%	1.75%		3.28%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,624	$13,837	$1,425		$1,213	$1,102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%	0.65%	0.65%		0.65%	0.00%@
Before waivers and reimbursements (a)	0.98%	1.22%	0.96%		1.25%	7.69%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.10%	3.29%	2.68	%(e)	2.55%	1.57%
Before waivers and reimbursements (a)	3.76%	2.72%	2.37	%(e)	1.95%	(6.12)%
Portfolio turnover rate (f)	134%	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.06	**		**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$28.23	$26.45	$26.74	$21.76	$28.90	$30.90

Income (loss) from investment operations:
Net investment loss	(0.38)	(0.26)	(0.29)	(0.33)	(0.35)	(0.39)
Net realized and unrealized gain (loss) on investments	6.64	2.04	— #	5.31	(6.79)	(1.40)

Total from investment operations	6.26	1.78	(0.29)	4.98	(7.14)	(1.79)

Less distributions:
Distributions from realized gains	(1.71)	—	—	—	—	(0.22)

Redemption fees	— #	— #	— #	— #	— #	0.01

Net asset value, end of period	$32.78	$28.23	$26.45	$26.74	$21.76	$28.90

Total return (b)†	23.15%	6.69%	(1.08)%	22.89%	(24.71)%	(5.72)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,721	$42,959	$44,184	$44,265	$31,714	$37,413
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.65%	1.73%	1.85%
After waivers and fees paid indirectly (a)	1.60%	1.20%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.18%	2.23%	2.02%	2.04%	2.09%	2.01%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.30)%	(1.37)%	(1.34)%	(1.41)%	(1.43)%	(1.40)%
After waivers and fees paid indirectly (a)	(1.25)%	(0.92)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.83)%	(1.95)%	(1.71)%	(1.80)%	(1.79)%	(1.56)%
Portfolio turnover rate (f)	60%	146%	88%	81%	35%	42%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.16	$0.29	**	**	**	**

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$26.79	$25.25	$25.64	$20.98	$28.02	$30.11

Income (loss) from investment operations:
Net investment loss	(0.52)	(0.40)	(0.40)	(0.44)	(0.47)	(0.53)
Net realized and unrealized gain (loss) on investments	6.27	1.94	0.01	5.10	(6.57)	(1.34)

Total from investment operations	5.75	1.54	(0.39)	4.66	(7.04)	(1.87)

Less distributions:
Distributions from realized gains	(1.71)	—	—	—	—	(0.22)

Redemptions fees	—	— #	— #	— #	—	—

Net asset value, end of period	$30.83	$26.79	$25.25	$25.64	$20.98	$28.02

Total return (b)†	22.40%	6.14%	(1.52)%	22.21%	(25.12)%	(6.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,515	$33,060	$37,430	$42,327	$33,447	$41,749
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.20%	2.28%	2.40%
After waivers and fees paid indirectly (a)	2.15%	1.75%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.73%	2.78%	2.57%	2.59%	2.64%	2.56%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.92)%	(1.89)%	(1.95)%	(1.98)%	(1.95)%
After waivers and fees paid indirectly (a)	(1.80)%	(1.47)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.37)%	(2.50)%	(2.26)%	(2.34)%	(2.34)%	(2.11)%
Portfolio turnover rate (f)	60%	146%	88%	81%	35%	42%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.15	$0.28	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class C	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$26.89	$25.34	$25.73	$21.05	$28.11	$30.21

Income (loss) from investment operations:
Net investment loss	(0.52)	(0.40)	(0.40)	(0.45)	(0.46)	(0.53)
Net realized and unrealized gain (loss) on investments	6.30	1.95	0.01	5.13	(6.60)	(1.35)

Total from investment operations	5.78	1.55	(0.39)	4.68	(7.06)	(1.88)

Less distributions:
Distributions from realized gains	(1.71)	—	—	—	—	(0.22)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$30.96	$26.89	$25.34	$25.73	$21.05	$28.11

Total return (b)†	22.48%	6.12%	(1.52)%	22.23%	(25.12)%	(6.18)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,294	$13,431	$15,856	$16,567	$10,448	$9,367
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.20%	2.27%	2.40%
After waivers and fees paid indirectly (a)	2.15%	1.75%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.73%	2.78%	2.57%	2.59%	2.66%	2.56%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.92)%	(1.89)%	(1.95)%	(1.97)%	(1.95)%
After waivers and fees paid indirectly (a)	(1.80)%	(1.47)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.37)%	(2.50)%	(2.26)%	(2.34)%	(2.36)%	(2.11)%
Portfolio turnover rate (f)	60%	146%	88%	81%	35%	42%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.15	$0.28	**	**	**	**

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class Y	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$29.32	$27.35	$27.55	$22.31	$29.51	$31.39

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.14)	(0.20)	(0.23)	(0.26)	(0.27)
Net realized and unrealized gain (loss) on investments	6.93	2.11	— #	5.47	(6.94)	(1.39)

Total from investment operations	6.67	1.97	(0.20)	5.24	(7.20)	(1.66)

Less distributions:
Distributions from realized gains	(1.71)	—	—	—	—	(0.22)

Redemption fees	—	—	— #	— #	—	—

Net asset value, end of period	$34.28	$29.32	$27.35	$27.55	$22.31	$29.51

Total return (b)	23.71%	7.20%	(0.73)%	23.49%	(24.40)%	(5.25)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,037	$11,836	$10,434	$11,317	$7,375	$9,257
Ratio of expenses to average net assets:
After waivers (a)	1.20%	1.20%	1.20%	1.20%	1.29%	1.40%
After waivers and fees paid indirectly (a)	1.15%	0.75%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.73%	1.78%	1.57%	1.59%	1.64%	1.56%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.85)%	(0.92)%	(0.89)%	(0.95)%	(0.98)%	(0.95)%
After waivers and fees paid indirectly (a)	(0.80)%	(0.47)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.38)%	(1.50)%	(1.26)%	(1.34)%	(1.33)%	(1.11)%
Portfolio turnover rate (f)	60%	146%	88%	81%	35%	42%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.17	$0.29	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$11.49	$10.45	$9.78	$7.09	$8.17	$7.84

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.05)	(0.03)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.10	1.23	0.70	2.73	(0.93)	0.38

Total from investment operations	2.15	1.18	0.67	2.69	(0.97)	0.36

Less distributions:
Distributions from realized gains	(0.45)	(0.14)	—	—	(0.11)	(0.03)

Redemption fees	— #	— #	— #	—	— #	— #

Net asset value, end of period	$13.19	$11.49	$10.45	$9.78	$7.09	$8.17

Total return (b)†	19.38%	11.35%	6.85%	37.94%	(11.88)%	4.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$264,595	$252,526	$254,300	$250,241	$188,979	$218,905
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.64%	1.59%	1.60%	1.64%	1.57%
After waivers and fees paid indirectly (a)	1.59%	1.63%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.60%	1.64%	1.59%	1.60%	1.64%	1.57%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.37%	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%
After waivers and fees paid indirectly (a)	0.38%	(0.40)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.37%	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%
Portfolio turnover rate (f)	4%	4%	10%	8%	19%	32%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$—	**	**	**	**

			Ten
			Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006 (c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.70	$9.79	$9.21	$6.71	$7.78	$7.52

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.10)	(0.07)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.95	1.15	0.65	2.58	(0.88)	0.35

Total from investment operations	1.93	1.05	0.58	2.50	(0.96)	0.29

Less distributions:
Distributions from realized gains	(0.45)	(0.14)	—	—	(0.11)	(0.03)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$12.18	$10.70	$9.79	$9.21	$6.71	$7.78

Total return (b)	18.73%	10.78%	6.30%	37.26%	(12.35)%	3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$175,297	$198,305	$208,457	$210,248	$156,569	$161,373
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.19%	2.14%	2.15%	2.19%	2.12%
After waivers and fees paid indirectly (a)	2.14%	2.18%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.15%	2.19%	2.14%	2.15%	2.19%	2.12%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.16)%	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%
After waivers and fees paid indirectly (a)	(0.15)%	(0.95)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.16)%	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%
Portfolio turnover rate (f)	4%	4%	10%	8%	19%	32%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	**	**	**	**

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
 AXA ENTERPRISE SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.98	$10.04	$9.45	$6.88	$7.98	$7.71

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.11)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.00	1.19	0.67	2.65	(0.91)	0.36

Total from investment operations	1.98	1.08	0.59	2.57	(0.99)	0.30

Less distributions:
Distributions from realized gains	(0.45)	(0.14)	—	—	(0.11)	(0.03)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$12.51	$10.98	$10.04	$9.45	$6.88	$7.98

Total return (b)†	18.71%	10.81%	6.24%	37.35%	(12.42)%	3.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$92,123	$107,803	$114,721	$111,311	$78,811	$78,665
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.19%	2.14%	2.15%	2.19%	2.13%
After waivers and fees paid indirectly (a)	2.14%	2.18%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.15%	2.19%	2.14%	2.15%	2.19%	2.13%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.17)%	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%
After waivers and fees paid indirectly (a)	(0.16)%	(0.95)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.17)%	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%
Portfolio turnover rate (f)	4%	4%	10%	8%	19%	32%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$—	$—	* *	* *	* *	* *

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$12.13	$10.97	$10.24	$7.39	$8.47	$8.09

Income (loss) from investment operations:
Net investment income	0.11	— #	0.01	— #	— #	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.23	1.30	0.72	2.85	(0.97)	0.40

Total from investment operations	2.34	1.30	0.73	2.85	(0.97)	0.41

Less distributions:
Distributions from realized gains	(0.45)	(0.14)	—	—	(0.11)	(0.03)

Redemption fees	—	—	— #	—	—	—

Net asset value, end of period	$14.02	$12.13	$10.97	$10.24	$7.39	$8.47

Total return (b)	19.94%	11.91%	7.13%	38.57%	(11.46)%	5.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,954	$21,728	$9,587	$10,072	$7,029	$7,067
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.19%	1.14%	1.15%	1.19%	1.15%
After waivers and fees paid indirectly (a)	1.14%	1.18%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.15%	1.19%	1.14%	1.15%	1.19%	1.15%
Ratio of net investment income to average net assets:
After waivers (a)	0.82%	0.04%	0.07%	(0.01)%	(0.04)%	0.18%
After waivers and fees paid indirectly (a)	0.82%	0.05%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.82%	0.04%	0.07%	(0.01)%	(0.04)%	0.18%
Portfolio turnover rate (f)	4%	4%	10%	8%	19%	32%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
 AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.03	$9.24	$8.96	$7.09	$8.69	$9.75

Income (loss) from investment operations:
Net investment income.	0.05	0.02	0.03	0.01	— #	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	0.79	0.25	1.86	(1.63)	(1.05)

Total from investment operations	2.01	0.81	0.28	1.87	(1.63)	(1.04)

Less distributions:
Dividends from net investment income	—	(0.02)	—	—	—	—
Distributions from realized gains	—	— #	—	—	—	(0.02)

Total dividends and distributions	—	(0.02)	—	—	—	(0.02)

Redemption fees	— #	— #	— #	—	0.03	—

Net asset value, end of period	$12.04	$10.03	$9.24	$8.96	$7.09	$8.69

Total return (b)†	20.04%	8.79%	3.13%	26.38%	(18.41)%	(10.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,241	$6,888	$5,554	$3,640	$2,314	$2,053
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers, reimbursements and fees paid indirectly (a)	1.56%	1.74%	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.26%	2.75%	2.53%	3.28%	3.55%	4.05%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.27%	0.17%	0.33%	0.08%	0.01%	0.10%
After waivers, reimbursements and fees paid indirectly (a)	0.47%	0.18%	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.23)%	(0.83)%	(0.45)%	(1.45)%	(1.79)%	(2.20)%
Portfolio turnover rate (f)	154%	45%	32%	39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	$0.10	* *	* *	* *	* *

				Ten Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class B	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.77		$9.03	$8.80		$7.00	$8.62	$9.74

Income (loss) from investment operations:
Net investment loss.	(0.01)		(0.04)	(0.01)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.91		0.78	0.24		1.84	(1.60)	(1.06)

Total from investment operations	1.90		0.74	0.23		1.80	(1.64)	(1.10)

Less distributions:
Distributions from realized gains	—		—	—		—	—	(0.02)

Redemption fees	—		—	—	#	—	0.02	—

Net asset value, end of period	$11.67		$9.77	$9.03		$8.80	$7.00	$8.62

Total return (b)†	19.33%		8.31%	2.61%		25.71%	(18.79)%	(11.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,683		$3,020	$2,521		$1,903	$1,057	$1,036
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%		2.30%	2.30%		2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.11	%(e)	2.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.81	%(e)	3.30%	3.08	%(e)	3.83%	4.08%	4.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.29)%		(0.38)%	(0.22)	%(e)	(0.48)%	(0.53)%	(0.43)%
After waivers, reimbursements and fees paid indirectly (a)	(0.09)%		(0.37)%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.78)%		(1.38)%	(1.00)	%(e)	(2.01)%	(2.31)%	(2.74)%
Portfolio turnover rate (f)	154%		45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05		$0.10	*	*	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
 AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,		Year Ended December 31,
Class C	2006(c)	2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$9.77	$9.03	$8.79		$6.99	$8.62	$9.74

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.90	0.78	0.25		1.84	(1.61)	(1.06)

Total from investment operations	1.89	0.74	0.24		1.80	(1.65)	(1.10)

Less distributions:
Distributions from realized gains	—	—	—		—	—	(0.02)

Redemption fees	—	—	—	#	—	0.02	—

Net asset value, end of period	$11.66	$9.77	$9.03		$8.79	$6.99	$8.62

Total return (b)†	19.34%	8.19%	2.73%		25.75%	(18.91)%	(11.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,580	$3,598	$2,200		$1,439	$632	$475
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.11%	2.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.81%	3.30%	3.08%		3.80%	4.14%	4.63%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.27)%	(0.38)%	(0.22)	%(e)	(0.51)%	(0.57)%	(0.43)%
After waivers, reimbursements and fees paid indirectly (a)	(0.08)%	(0.37)%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.78)%	(1.38)%	(1.00)	%(e)	(2.01)%	(2.41)%	(2.76)%
Portfolio turnover rate (f)	154%	45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.06	$0.10	*	*	* *	* *	* *

				Ten Months
				Ended
	Year Ended October 31,			October 31,		Year Ended December 31,
Class Y	2006(c)		2005(c)(e)	2004(c)		2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$10.22		$9.42	$9.10		$7.17	$8.74	$9.76

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.06	0.03		(0.04)	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.99		0.81	0.29		1.97	(1.62)	(1.05)

Total from investment operations	2.10		0.87	0.32		1.93	(1.59)	(1.00)

Less distributions:
Dividends from net investment income	—		(0.07)	—		—	—	—
Distributions from realized gains.	—		—	—		—	—	(0.02)

Total dividends and distributions.	—		(0.07)	—		—	—	(0.02)

Redemption fees	—		—	—	#	—	0.02	—

Net asset value, end of period	$12.32		$10.22	$9.42		$9.10	$7.17	$8.74

Total return (b)	20.55%		9.22%	3.52%		26.92%	(17.96)%	(10.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$820		$4,994	$1,917		$225	$126	$120
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%	1.30%		1.30%	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.11	%(e)	1.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	1.81	%(e)	2.30%	2.08	%(e)	2.80%	3.12%	3.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.64%		0.62%	0.78	%(e)	0.50%	0.44%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.02%		0.63%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	0.32%		(0.38)%	0.00%@	(e)	(1.00)%	(1.38)%	(1.76)%
Portfolio turnover rate (f)	154%		45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04		$0.10	*	*	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class A	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$13.83	$14.19	$14.19	$14.16	$13.49	$13.60

Income (loss) from investment operations:
Net investment income	0.52	0.51	0.40	0.48	0.51	0.53
Net realized and unrealized gain (loss) on investments	0.04	(0.35)	0.03	0.14	0.70	(0.11)

Total from investment operations	0.56	0.16	0.43	0.62	1.21	0.42

Less distributions:
Dividends from net investment income	(0.52)	(0.51)	(0.40)	(0.48)	(0.51)	(0.53)
Distributions from realized gains	(0.08)	(0.01)	(0.03)	(0.11)	(0.03)	—

Total dividends and distributions	(0.60)	(0.52)	(0.43)	(0.59)	(0.54)	(0.53)

Redemption fees	—	—	— #	—	—	—

Net asset value, end of period	$13.79	$13.83	$14.19	$14.19	$14.16	$13.49

Total return (b)†	4.16%	1.11%	3.06%	4.43%	9.09%	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,199	$17,913	$22,034	$22,753	$24,296	$21,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Before waivers and reimbursements (a)	1.67%	1.59%	1.32%	1.33%	1.34%	1.33%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.78%	3.61%	3.39%	3.36%	3.66%	3.86%
Before waivers and reimbursements (a)	3.21%	3.12%	3.17%	3.13%	3.42%	3.63%
Portfolio turnover rate (f)	40%	12%	14%	15%	20%	34%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08	$0.07	* *	* *	* *	* *

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class B	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$13.84	$14.19	$14.19	$14.17	$13.50	$13.60

Income (loss) from investment operations:
Net investment income	0.44	0.43	0.33	0.40	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.05	(0.34)	0.03	0.13	0.70	(0.10)

Total from investment operations	0.49	0.09	0.36	0.53	1.13	0.35

Less distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.33)	(0.40)	(0.43)	(0.45)
Distributions from realized gains	(0.08)	(0.01)	(0.03)	(0.11)	(0.03)	—

Total dividends and distributions	(0.52)	(0.44)	(0.36)	(0.51)	(0.46)	(0.45)

Redemption fees	—	—	— #	—	—	—

Net asset value, end of period	$13.81	$13.84	$14.19	$14.19	$14.17	$13.50

Total return (b)†	3.59%	0.63%	2.59%	3.78%	8.49%	2.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,856	$5,729	$6,712	$7,915	$8,760	$6,939
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers and reimbursements (a)	2.22%	2.14%	1.87%	1.88%	1.90%	1.87%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.23%	3.06%	2.84%	2.80%	3.11%	3.29%
Before waivers and reimbursements (a)	2.66%	2.57%	2.62%	2.57%	2.86%	3.07%
Portfolio turnover rate (f)	40%	12%	14%	15%	20%	34%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08	$0.07	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
AXA ENTERPRISE TAX-EXEMPT INCOME FUND
FINANCIAL HIGHLIGHTS — (Continued)

				Ten Months
				Ended
	Year Ended October 31,			October 31,	Year Ended December 31,
Class C	2006(c)		2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$13.84		$14.19	$14.19	$14.16	$13.49	$13.60

Income (loss) from investment operations:
Net investment income	0.44		0.43	0.33	0.40	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.04		(0.34)	0.03	0.14	0.70	(0.11)

Total from investment operations	0.48		0.09	0.36	0.54	1.13	0.34

Less distributions:
Dividends from net investment income	(0.44)		(0.43)	(0.33)	(0.40)	(0.43)	(0.45)
Distributions from realized gains	(0.08)		(0.01)	(0.03)	(0.11)	(0.03)	—

Total dividends and distributions	(0.52)		(0.44)	(0.36)	(0.51)	(0.46)	(0.45)

Redemption fees	—		—	— #	—	—	—

Net asset value, end of period	$13.80		$13.84	$14.19	$14.19	$14.16	$13.49

Total return (b)†	3.59%		0.63%	2.59%	3.88%	8.49%	2.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,551		$2,827	$3,419	$3,393	$3,767	$1,821
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%		1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers and reimbursements (a)	2.22	%(e)	2.14%	1.87%	1.88%	1.90%	1.87%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.23%		3.06%	2.84%	2.82%	3.07%	3.28%
Before waivers and reimbursements (a)	2.66%		2.57%	2.62%	2.59%	2.82%	3.06%
Portfolio turnover rate (f)	40%		12%	14%	15%	20%	34%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08		$0.07	* *	* *	* *	* *

			Ten Months
			Ended
	Year Ended October 31,		October 31,	Year Ended December 31,
Class Y	2006(c)	2005(c)(e)	2004(c)	2003(c)	2002(c)	2001(c)

Net asset value, beginning of period	$13.84	$14.19	$14.19	$14.17	$13.49	$13.60

Income (loss) from investment operations:
Net investment income	0.58	0.57	0.45	0.54	0.57	0.59
Net realized and unrealized gain (loss) on investments	0.04	(0.34)	0.03	0.13	0.71	(0.11)

Total from investment operations	0.62	0.23	0.48	0.67	1.28	0.48

Less distributions:
Dividends from net investment income	(0.58)	(0.57)	(0.45)	(0.54)	(0.57)	(0.59)
Distributions from realized gains	(0.08)	(0.01)	(0.03)	(0.11)	(0.03)	—

Total dividends and distributions	(0.66)	(0.58)	(0.48)	(0.65)	(0.60)	(0.59)

Redemption fees	—	—	— #	—	—	—

Net asset value, end of period	$13.80	$13.84	$14.19	$14.19	$14.17	$13.49

Total return (b)	4.63%	1.64%	3.45%	4.83%	9.66%	3.56%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$50	$107	$103	$102	$102	$78
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Before waivers and reimbursements (a)	1.22%	1.14%	0.87%	0.88%	0.90%	0.88%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	4.21%	4.06%	3.84%	3.82%	4.11%	4.31%
Before waivers and reimbursements (a)	3.64%	3.57%	3.62%	3.59%	3.86%	4.08%
Portfolio turnover rate (f)	40%	12%	14%	15%	20%	34%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08	$0.07	* *	* *	* *	* *

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of Operations.

**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.

#	Per share amount is less than $0.005.

@	Ratio amount is less than 0.005%

†	The total returns for Class A, Class B and Class C do not include sales charges.

(a)	Ratios for periods less than one year are annualized.

(b)	Total return for periods less than one year are not annualized.

(c)	Net investment income and capital changes per share are based on daily average shares outstanding.

(d)	In 2003, 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss. (e) Reflects overall fund ratios adjusted for class specific expenses.

(f)	Portfolio turnover rate for periods less than one year are not annualized.

(g)	The financial highlights for the periods prior to July 29, 2005 (the “merger date”) reflect the per share amounts and ratios of the Enterprise Multi-Cap Growth Fund. All per share amounts prior to the merger date have been adjusted to reflect the conversion ratio applied to the Multi-Cap Growth Fund shares in connection with the merger transaction, as described in the notes to the financial statements.

See Notes to Financial Statements.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2006
Note 1    Organization and Significant Accounting Policies
     AXA Enterprise Funds Trust (“Trust”) is a Delaware trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with sixteen Funds (each a “Fund” and together the “Funds”). The investment manager to each Fund is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each Fund is provided by an investment sub-adviser (each an “Adviser”) selected by the Manager.
     Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this involves future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.
     During the reporting period, each Fund had four classes of shares outstanding: Class A, Class B, Class C and Class Y. There are an unlimited number of shares with a par value of $0.001 authorized. Under the Trust’s multiple class distribution system, all classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan.
     The investment objectives of each Fund are as follows:
     AXA Enterprise Capital Appreciation Fund (advised by Marsico Capital Management, LLC) — Maximum capital appreciation.
     AXA Enterprise Deep Value Fund (advised by Barrow, Hanley, Mewhinney & Strauss, Inc.) — Total return through capital appreciation with income as a secondary consideration.
     AXA Enterprise Equity Fund (advised by TCW Investment Management Company (“TCW”)) — Long-term capital appreciation.
     AXA Enterprise Equity Income Fund (advised by Boston Advisors, LLC) — Above average and consistent total return through a combination of growth and income investing.
     AXA Enterprise Global Financial Services Fund (advised by AllianceBernstein L.P.) — Capital appreciation.
     AXA Enterprise Government Securities Fund (advised by TCW) — Current income and safety of principal.
     AXA Enterprise Growth and Income Fund (advised by UBS Global Asset Management (Americas), Inc.) — Total return through capital appreciation with income as a secondary consideration.
     AXA Enterprise High-Yield Bond Fund (advised by Caywood-Scholl Capital Management) — Maximum current income.
     AXA Enterprise International Growth Fund (advised by Wentworth, Hauser, and Violich, Inc.) — Capital appreciation. Effective at the close of business January 17, 2006, Wentworth, Hauser, and Violich, Inc. replaced Walter Scott & Partners Ltd.
     AXA Enterprise Large Cap Growth Fund (advised by Ark Asset Management Co., Inc.) — Capital appreciation. Effective at the close of business March 16, 2006, Ark replaced Montag & Caldwell, Inc.
     AXA Enterprise Money Market Fund (advised by The Dreyfus Corporation) — Highest possible level of current income consistent with preservation of capital and liquidity.
     AXA Enterprise Short Duration Bond Fund (advised by BlackRock Financial Management, Inc. (“BlackRock Financial”)). Effective October 1, 2006, BlackRock Financial replaced Fund Asset

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
Management, L.P. (doing business as Mercury Advisors) — Current income with reduced volatility of principal.
     AXA Enterprise Small Company Growth Fund (advised by Eagle Asset Management, Inc.) —Capital appreciation.
     AXA Enterprise Small Company Value Fund (advised by GAMCO Asset Management, Inc.) —Maximum capital appreciation.
     AXA Enterprise Socially Responsible Fund (formerly AXA Enterprise Global Socially Responsive Fund) (advised by Brandywine Global Investment Management, LLC (formerly, Brandywine Asset Management, LLC)) — Total return. Effective at the close of business March 16, 2006, Brandywine replaced Rockefeller & Co., Inc.
     AXA Enterprise Tax-Exempt Income Fund (advised by MBIA Capital Management Corp.) — High level of current income exempt from federal income tax, with consideration given to preservation of principal.
     The following is a summary of the significant accounting policies of the Trust:
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
Valuation:
     Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
     Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
     Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.
     Options, including options on futures that are traded on exchanges, are valued at their last sale price, and, if the last sale price is not available, then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).
     Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

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NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.
     Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.
     Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. The AXA Enterprise Money Market Fund values all short-term debt securities at amortized cost.
     Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.
     Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.
     Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Trustees.
     Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Fund when the Trust’s Manager deems that the particular event or circumstance would materially affect such Fund’s net asset value.
     Distributions of capital gains, if any, from each of the Funds, other than the AXA Enterprise Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all Funds other than the fixed-income Funds (“Fixed-Income Funds” are the AXA Enterprise Government Securities Fund, AXA Enterprise High-Yield Bond Fund, AXA Enterprise Money Market Fund, AXA Short Duration Bond Fund and AXA Enterprise Tax-Exempt Income Fund), are declared and paid at least annually. Dividends from net investment income for the Fixed-Income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the AXA Enterprise Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the AXA Enterprise Money Market Fund at net asset value. Income distributions are paid out at the class level, whereas capital gains are paid out at the Fund level.
     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount) on debt securities using the effective yield method is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.
     Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.
     Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods. Custodian fees for the Funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Funds under certain directed brokerage arrangements. The Funds may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Funds. These amounts, if any, are reported in the statements of operations.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
     All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.
Foreign Currency Valuation:
     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:
(i)	market value of investment securities, other assets and liabilities — at the valuation date;

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.
     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.
     Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.
Taxes:
     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Funds. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Funds to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. The tax composition of distributed and undistributed income and gains for the years ended October 31, 2006 and October 31, 2005, were as follows:

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006

	Year Ended October 31, 2006					Year Ended October 31, 2005
				Accumulated	Accumulated				Accumulated	Accumulated
	Distributed		Distributed	Undistributed	Undistributed	Distributed		Distributed	Undistributed	Undistributed
	Ordinary		Long Term	Ordinary	Long Term	Ordinary		Long Term	Ordinary	Long Term
	Income		Gains	Income	Gains	Income		Gains	Income	Gains
AXA Enterprise Capital Appreciation Fund	$—		$—	$—	$—	$—		$—	$—	$—
AXA Enterprise Deep Value Fund	2,017,664		3,624,394	582,247	1,826,420	150,723		—	1,879,669	3,624,122
AXA Enterprise Equity Fund	—		—	—	—	—		—	—	—
AXA Enterprise Equity Income Fund	1,850,801		13,090,160	1,761,767	16,818,629	792,905		2,201,642	1,517,252	13,089,905
AXA Enterprise Global Financial Services Fund	593,177		2,537,057	386,657	3,265,403	1,851,689		319,124	592,542	2,536,585
AXA Enterprise Government Securities Fund	8,595,621		—	1,219,451	—	7,571,669		—	1,253,538	—
AXA Enterprise Growth and Income Fund	696,282		—	135,546	—	—		—	650,262	—
AXA Enterprise High-Yield Bond Fund	13,760,365		—	1,303,942	—	13,762,159		—	1,322,147	—
AXA Enterprise International Growth Fund	213,309		—	—	—	108,463		—	213,123	—
AXA Enterprise Large Cap Growth Fund	70,236		2,193,719	—	—	—		—	—	2,193,129
AXA Enterprise Money Market Fund	4,995,525		—	520,212	400	4,845,635		—	319,372	—
AXA Enterprise Short Duration Bond Fund	1,789,247		—	188,059	—	898,472		—	126,912	—
AXA Enterprise Small Company Growth Fund	—		6,072,224	—	6,247,261	—		—	—	6,072,033
AXA Enterprise Small Company Value Fund	—		23,053,111	5,243,280	57,713,947	—		8,271,528	—	23,052,259
AXA Enterprise Socially Responsible Fund	—		—	1,150,964	3,042,850	29,410		—	—	—
AXA Enterprise Tax-Exempt Income Fund	856,771	#	153,834	79,934**	221,900	1,017,074	*	27,154	7,496**	153,774

* $1,009,408 of the $1,017,074 distributed ordinary is tax-exempt.
** The stated amount is 100% tax-exempt.
# $849,060 of the $856,771 distributed ordinary is tax-exempt.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
Permanent book and tax basis differences resulted in reclassifications to undistributed net investments income (loss), accumulated net realized gain (loss) and paid-in capital at October 31, 2006, as follows:

	Undistributed	Accumulated	Paid
	Net Investment	Net Realized	In
	Income (Loss)	Gain (Loss)	Capital
AXA Enterprise Capital Appreciation Fund	$2,931,079	$424	$(2,931,503)
AXA Enterprise Deep Value Fund	(51,961)	12,390	39,571
AXA Enterprise Equity Fund	1,874,411	—	(1,874,411)
AXA Enterprise Equity Income Fund	(227,752)	91,518	136,234
AXA Enterprise Global Financial Services Fund	224,675	(224,675)	—
AXA Enterprise Government Securities Fund	131,343	(131,343)	—
AXA Enterprise Growth and Income Fund	—	—	—
AXA Enterprise High-Yield Bond Fund	6,195	(6,195)	—
AXA Enterprise International Growth Fund	193,207	6,145	(199,352)
AXA Enterprise Large Cap Growth Fund	586,749	2,008	(588,757)
AXA Enterprise Money Market Fund	1,366	(1,366)	—
AXA Enterprise Short Duration Bond Fund	16,196	(16,196)	—
AXA Enterprise Small Company Growth Fund	1,530,253	—	(1,530,253)
AXA Enterprise Small Company Value Fund	—	4,641	(4,641)
AXA Enterprise Socially Responsible Fund	8,845	(8,845)	—
AXA Enterprise Tax-Exempt Income Fund	—	—	—
Fees Paid Indirectly:
     For all Funds, the Trustees have approved the payment of certain expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended October 31, 2006, several Funds reduced expenses under these arrangements as follows:

Fund	Amount
AXA Enterprise Capital Appreciation Fund	$49,452
AXA Enterprise Deep Value Fund	10,354
AXA Enterprise Equity Fund	70,812
AXA Enterprise Equity Income Fund	14,143
AXA Enterprise Global Financial Services Fund	2,801
AXA Enterprise Growth and Income Fund	22,369
AXA Enterprise International Growth Fund	145,461
AXA Enterprise Large Cap Growth Fund	153,957
AXA Enterprise Small Company Growth Fund	50,863
AXA Enterprise Small Company Value Fund	47,680
AXA Enterprise Socially Responsible Fund	44,635
Securities Lending:
     For all Funds, the Trustees have approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Fund securities will be continuously secured by collateral in cash or high grade and liquid debt securities at least equal at all times to the market value of the security loaned. The securities loaned are marked to market on a daily basis to ensure the collateral is sufficient. JPMorgan will indemnify each Fund from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Funds and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income.
Illiquid Securities:
     At times, the Funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Funds will be able to do so. In addition, the Funds may incur certain costs related to the disposition of such securities. Any securities the investment manager has deemed to be illiquid have been denoted as such in the Portfolios of Investments.
Repurchase Agreements:
     Certain Funds may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one business day) and price. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Fund’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.
Options Written:
     Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds may purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
Short Sales Against the Box:
     Certain Funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Fund’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.
Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:
     The futures contracts and options on futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Certain Funds may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.
     Certain Funds may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner; however, during the commitment period, these investments earn no interest or dividends.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
     Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.
Swaps:
     Certain Funds may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swaps agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Funds had swap contracts outstanding at October 31, 2006.
Inflation Indexed Bonds:
     Certain Funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Fund will not receive the principal until sold or until maturity.
Dollar Roll Transactions:
     Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities. None of the Funds had dollar roll transactions outstanding at October 31, 2006.
Market and Credit Risk:
     Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
option is exercised, the underlying security is then purchased or sold by the Fund at the contract price, which could be disadvantageous relative to the market price. The Fund bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Fund’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions, there is no daily margin settlement and the Fund is exposed to the risk of default by the counterparty.
Special Valuation/Concentration Risks:
     Foreign denominated assets, if any, held by the Funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.
     As part of their investment program, certain Funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.
     The high-yield securities in which certain Funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
     Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
     Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.
Note 2   Management of the Trust
               The Funds are charged investment advisory fees by the Manager for furnishing advisory and administrative services. The advisory fees are equal to the following annual percentages of average daily net assets for each Fund:

Fund	Management Fees
	First $1	Next $1	Next $3	Next $5
	Billion	Billion	Billion	Billion	Thereafter
AXA Enterprise Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
AXA Enterprise Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006

Fund	Management Fees
	First $1	Next $1	Next $3	Next $5
	Billion	Billion	Billion	Billion	Thereafter
AXA Enterprise Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%
AXA Enterprise International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%
AXA Enterprise Large Cap Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
AXA Enterprise Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
AXA Enterprise Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
AXA Enterprise Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
AXA Enterprise Socially Responsible Fund	0.880%	0.855%	0.830%	0.805%	0.780%
AXA Enterprise Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%
Note 3   Administrative Fees
               Pursuant to a Mutual Funds Service Agreement, AXA Equitable provides the Trust with certain fund accounting and compliance services. For these services, the Trust pays AXA Equitable a fee at an annual rate for each Fund of 0.055% of total average daily net assets.
     Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Trust with certain administrative services, including monitoring of fund compliance and fund accounting services.
Note 4   Custodian Fees
     JPMorgan Chase Bank N.A. (“JPMorgan”), an affiliate of JP Morgan Worldwide Securities Services, serves as custodian of the Funds’ portfolio securities and other assets under a Custody Agreement. The Custody Agreement provides for fees based on the amount of transactions and the asset holdings of the Funds. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Funds. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.
Note 5   Transfer Agent Fees
     Boston Financial Data Services (“BFDS”) serves as the transfer agent for the Trust. BFDS provides shareholder services for the Trust. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the Funds to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.
Note 6   Distribution Plan
     Enterprise Fund Distributors, Inc., (the “Distributor”) an indirect wholly-owned subsidiary of Enterprise, serves as the principal underwriter for shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Distributor’s Agreement and Plan of Distribution (the “Plan”). The Plan provides that each Fund, (except AXA Enterprise Short Duration Bond Fund and AXA Enterprise Money Market Fund) pay an annual distribution fee, accrued daily and payable monthly, of 0.45% of its average daily net assets for Class A shares and 1.00% for Class B shares

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
and Class C shares. Class Y shares are not included in the Plan and the Funds pay no distribution fees with respect to those shares. The AXA Enterprise Short Duration Bond Fund’s distribution fees are 0.25%, 1.00% and 1.00%, respectively, for its Class A, B and C shares. The AXA Enterprise Money Market Fund pays no distribution fees.
     The Distributor uses its distribution fee from the Trust to pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with the Distributor. For the year ended October 31, 2006, the Distributor incurred approximate distribution fees of $1,244,377 and $9,381 payable to AXA Advisors LLC and The Advest Group Inc., respectively.
     For the year ended October 31, 2006, the portions of the sales charges paid to AXA Advisors LLC and The Advest Group, Inc., each a wholly-owned subsidiary of AXA Financial, Inc. and affiliates of AXA Equitable and Enterprise Capital Management (“ECM”), were $965,929 and $6,336, respectively.
     Excluding the AXA Enterprise Money Market Fund, the Distributor received sales charges on each Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of each Fund’s Class B and Class C shares. The Distributor has advised the Funds that for the year ended October 31, 2006, the proceeds retained from sales and redemptions are as follows:

	Class A		Class B	Class C
		Contingent	Contingent	Contingent
	Front End	deferred	deferred	deferred
	sales charge	sales charge	sales charge	sales charge
AXA Enterprise Capital Appreciation Fund	$1,152	$5,293	$154,079	$13,819
AXA Enterprise Deep Value Fund	—	387	36,450	1,010
AXA Enterprise Equity Fund	291	2,832	114,742	4,360
AXA Enterprise Equity Income Fund	—	2,901	105,590	3,036
AXA Enterprise Global Financial Services Fund	430	3,201	21,135	907
AXA Enterprise Government Securities Fund	132	—	159,060	3,229
AXA Enterprise Growth and Income Fund	423	2,397	125,495	3,315
AXA Enterprise High-Yield Bond Fund	242	1,221	145,840	3,990
AXA Enterprise International Growth Fund	15,208	2,463	65,027	5,373
AXA Enterprise Large Cap Growth Fund	216	2,169	104,541	2,037
AXA Enterprise Money Market Fund	—	683	89,522	3,787
AXA Enterprise Short Duration Bond Fund	21	744	15,228	1,251
AXA Enterprise Small Company Growth Fund	189	2,929	100,198	3,471
AXA Enterprise Small Company Value Fund	509	6,975	345,994	14,351
AXA Enterprise Socially Responsible Fund	2	207	4,321	518
AXA Enterprise Tax-Exempt Income Fund	10	—	28,502	156
     Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.
Note 7   Redemption Fees
     The Trust charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within one month of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the year ended October 31, 2006, redemption fees charged and collected by the Funds were as follows:

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006

	Class A	Class B	Class C	Class Y
AXA Enterprise Capital Appreciation Fund	$1,715	$—	$552	$—
AXA Enterprise Deep Value Fund	2,190	194	—	—
AXA Enterprise Equity Fund	1,425	91	205	—
AXA Enterprise Equity Income Fund	4,092	230	173	—
AXA Enterprise Global Financial Services Fund	4,175	—	145	—
AXA Enterprise Government Securities Fund	1,817	2,486	—	—
AXA Enterprise Growth and Income Fund	1,040	184	—	—
AXA Enterprise High-Yield Bond Fund	371	119	777	—
AXA Enterprise International Growth Fund	8,966	523	395	258
AXA Enterprise Large Cap Growth Fund	714	—	—	—
AXA Enterprise Short Duration Bond Fund	338	5	714	—
AXA Enterprise Small Company Growth Fund	2,949	—	660	—
AXA Enterprise Small Company Value Fund	2,903	156	2	—
AXA Enterprise Socially Responsible Fund	85	—	—	—
AXA Enterprise Tax-Exempt Income Fund	—	—	—	—
Note 8   Expense Limitation
     Pursuant to a contract, AXA Equitable has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2007 (“Expense Limitation Agreement”). AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The expenses for each Fund were limited to the following, based on annual average daily net assets:

	Class A	Class B	Class C	Class Y
AXA Enterprise Capital Appreciation Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Deep Value Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Equity Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Equity Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Global Financial Services Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Government Securities Fund	1.25%	1.80%	1.80%	0.80%
AXA Enterprise Growth and Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise High-Yield Bond Fund	1.30%	1.85%	1.85%	0.85%
AXA Enterprise International Growth Fund	1.85%	2.40%	2.40%	1.40%
AXA Enterprise Large Cap Growth Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Money Market Fund	0.70%	0.70%	0.70%	0.70%
AXA Enterprise Short Duration Bond Fund	0.90%	1.65%	1.65%	0.65%
AXA Enterprise Small Company Growth Fund	1.65%	2.20%	2.20%	1.20%
AXA Enterprise Small Company Value Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Socially Responsible Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Tax-Exempt Income Fund	1.10%	1.65%	1.65%	0.65%

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006
     During the year ended October 31, 2006, the Manager received a total of $36,291 in reimbursement for all the Funds in the Trust. As of October 31, 2006, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible through			Total Eligible
				for
	2007	2008	2009	Reimbursement
AXA Enterprise Capital Appreciation Fund	$—	$—	$—	$—
AXA Enterprise Deep Value Fund	25,407	191,810	162,183	379,400
AXA Enterprise Equity Fund	25,574	240,388	189,836	455,798
AXA Enterprise Equity Income Fund	51,250	376,675	282,369	710,294
AXA Enterprise Global Financial Services Fund	11,463	175,777	64,942	252,182
AXA Enterprise Government Securities Fund	123,191	878,741	759,905	1,761,837
AXA Enterprise Growth and Income Fund	78,315	628,620	536,558	1,243,493
AXA Enterprise High-Yield Bond Fund	43,922	375,571	289,352	708,845
AXA Enterprise International Growth Fund	—	174,454	59,636	234,090
AXA Enterprise Large Cap Growth Fund	7,258	289,417	339,177	635,852
AXA Enterprise Money Market Fund	—	572,531	538,723	1,111,254
AXA Enterprise Short Duration Bond Fund	36,368	205,408	158,847	400,623
AXA Enterprise Small Company Growth Fund	66,905	622,367	571,706	1,260,978
AXA Enterprise Small Company Value Fund	—	—	—	—
AXA Enterprise Socially Responsible Fund	15,279	162,040	90,493	267,812
AXA Enterprise Tax-Exempt Income Fund	19,320	145,214	136,377	300,911
Note 9   Trustees Deferred Compensation Plan
     A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At October 31, 2006, the total amount owed to the Trustees participating in the Plan was $133,787.
Note 10  Transactions with Affiliates
     At October 31, 2006, AXA Equitable and its subsidiaries and affiliates held investments in each of the Funds as follows:

Percentage of Ownership
AXA Enterprise Capital Appreciation Fund	1.7%
AXA Enterprise Deep Value Fund	12.9
AXA Enterprise Equity Fund	4.3
AXA Enterprise Equity Income Fund	7.8
AXA Enterprise Government Securities Fund	7.1
AXA Enterprise High-Yield Bond Fund	0.9
AXA Enterprise International Growth Fund	7.3
AXA Enterprise Large Cap Growth Fund	0.1
AXA Enterprise Money Market Fund	0.8
AXA Enterprise Short Duration Bond Fund	41.0
AXA Enterprise Small Company Growth Fund	3.9

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2006

Percentage of Ownership
AXA Enterprise Small Company Value Fund	2.0%
AXA Enterprise Socially Responsible Fund	5.8
AXA Enterprise Tax Exempt Income Fund	0.2
     Shares of some of the Funds are held by the AXA Enterprise Allocation Funds of the AXA Enterprise Multimanager Funds Trust, an entity also advised by AXA Equitable. The AXA Enterprise Allocation Funds invest exclusively in shares of other mutual funds managed by the Manager. The following table represents the percentage of ownership that each AXA Allocation Fund has in the underlying investment companies net assets as of October 31, 2006.

	AXA	AXA	AXA	AXA
	Enterprise	Enterprise	Enterprise	Enterprise
	Conservative	Moderate	Moderate-Plus	Aggressive
Funds:	Allocation	Allocation	Allocation	Allocation
AXA Enterprise Capital Appreciation Fund	0.01%	0.17%	1.25%	0.27%
AXA Enterprise Deep Value Fund	0.27	1.51	8.87	2.29
AXA Enterprise Equity Fund	0.01	0.36	3.56	0.37
AXA Enterprise Equity Income Fund	0.17	0.73	5.62	1.11
AXA Enterprise Government Securities Fund	0.66	1.20	4.97	0.28
AXA Enterprise High-Yield Bond Fund	0.28	0.62	—	—
AXA Enterprise International Growth Fund	0.09	0.97	4.72	1.46
AXA Enterprise Money Market Fund	— #	— #	—	—
AXA Enterprise Short Duration Bond Fund	5.80	10.61	24.61	—
AXA Enterprise Small Company Growth Fund	—	0.52	2.66	0.67
AXA Enterprise Small Company Value Fund	—	0.19	1.54	0.29
# Percentage of ownership is less than 0.005%.
Note 11   Substitution and Reorganization Transactions
     On July 29, 2005, AXA Enterprise Growth Fund (“Growth Fund”) merged with the Enterprise Multi-Cap Growth Fund (now known as AXA Enterprise Large Cap Growth Fund), an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). The reorganization was accomplished by a tax-free exchange resulting in the Growth Fund issuing 2,575,076 Class A shares, 3,309,552 Class B shares, 896,183 Class C and 19,666 Class Y shares in exchange for 3,762,791 Class A shares, 4,923,858 Class B shares, 1,335,129 Class C shares and 28,340 Class Y shares of Enterprise Multi-Cap Growth Fund (valued at $28,634,841, $36,239,595, $9,813,198 and $221,048, respectively) Included in these amounts are $2,367,574 of unrealized appreciation. For financial reporting purposes, Enterprise Multi-Cap Growth Fund is considered the surviving entity and, accordingly, the merged entity’s operations, changes in net assets and financial highlights for each period prior to the date of the merger, is that of Enterprise Multi-Cap Growth Fund. Historical per share amounts for periods prior to the merger, as presented in the financial highlights, and the transacted shares for each class, as presented parenthetically in the statement of changes in net assets, have been restated to reflect the conversion ratio applied in the merger.

AXA ENTERPRISE FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS — (Concluded)
October 31, 2006
Note 12  New Accounting Pronouncements
     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”(the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.
     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Trust is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.
Note 13  Estimated Loss Contingency
     During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the AXA Enterprise Money Market Fund’s $1,182,379 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Fund recorded an estimated loss contingency of $886,784, which is reflected on the Statement of Assets and Liabilities as a component of accrued expenses. ECM has reimbursed the Fund to cover the estimated loss. The net result had no effect on the Fund’s net assets or Net Asset Value. As of October 31, 2006, no cash disbursements have been required to be paid to the bankruptcy court.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of AXA Enterprise Funds Trust:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 16 funds constituting the AXA Enterprise Funds Trust (the “Trust”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, NY
December 15, 2006

APPROVALS AND RENEWALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2006
During the six-month period ended October 31, 2006, the Board of Trustees, including the Independent Trustees, unanimously approved or renewed, as applicable, the Investment Management Agreement with AXA Equitable (“Manager”) (the “Management Agreement”) and the Investment Advisory Agreement (each, an “Advisory Agreement” and together with the Management Agreement, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Fund(s) listed.

Funds	Agreements Approved or Renewed by the Trust's
Board of Trustees with respect to the Fund(s)
AXA Enterprise Capital Appreciation Fund	Management Agreement with AXA Equitable Advisory Agreement with Marsico Capital Management, LLC
AXA Enterprise Deep Value Fund	Management Agreement with AXA Equitable Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc
AXA Enterprise Equity Fund	Management Agreement with AXA Equitable Advisory Agreement with TCW Investment Management Company
AXA Enterprise Equity Income Fund	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, Inc
AXA Enterprise Global Financial Services Fund	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein L.P.
AXA Enterprise Government Securities Fund	Management Agreement with AXA Equitable Advisory Agreement with TCW Investment Management Company
AXA Enterprise Growth and Income Fund	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc
AXA Enterprise High-Yield Bond Fund	Management Agreement with AXA Equitable Advisory Agreement with Caywood-Scholl Capital Management
AXA Enterprise International Growth Fund*	Management Agreement with AXA Equitable
AXA Enterprise Large Cap Growth Fund**	Management Agreement with AXA Equitable
AXA Enterprise Money Market Fund	Management Agreement with AXA Equitable Advisory Agreement with The Dreyfus Corporation
AXA Enterprise Short Duration Bond Fund	Management Agreement with AXA Equitable Advisory Agreement with Fund Asset Management, L.P. d/b/a Mercury Advisors Advisory Agreement with BlackRock Financial Management, Inc.
AXA Enterprise Small Company Growth Fund	Management Agreement with AXA Equitable Advisory Agreement with Eagle Asset Management, Inc.
AXA Enterprise Small Company Value Fund	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Asset Management, Inc.
AXA Enterprise Socially Responsible Fund***	Management Agreement with AXA Equitable
AXA Enterprise Tax-Exempt Income Fund	Management Agreement with AXA Equitable Advisory Agreement with MBIA Capital Management Corp.

* Wentworth, Hauser and Violich serves as the Adviser to this Fund. Its Advisory Agreement with respect to this Fund is not included in the table because the Board was not required to take any action pursuant to that agreement during the six-month period ended October 31, 2006.
** Ark Asset Management Co, Inc. serves as the Adviser to this Fund. Its Advisory Agreement with respect to this Fund is not included in the table because the Board was not required to take any action pursuant to that agreement during the six-month period ended October 31, 2006.
*** Brandywine Global Investment Management, LLC serves as the Adviser to this Fund. Its Advisory Agreement with respect to this Fund is not included in the table because the Board was not required to take any action pursuant to that agreement during the six-month period ended October 31, 2006.
In approving each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Fund. The Board further considered factors it deemed relevant with respect to each Fund, including, as applicable: (1) the nature, quality and extent of the services provided to the Fund by the Manager, the Adviser and their respective affiliates; (2) the performance of the Fund (or, in the case of a new Adviser, the performance of comparable accounts) as compared to a peer group and, as applicable, an appropriate benchmark; (3) the level of the Fund’s management and subadvisory fees; (4) the costs of the services provided and profits realized by the Manager and, to the extent information was available, the Adviser and their respective affiliates from the relationship with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses; (6) the Manager’s and the Adviser’s investment process, personnel and operations; (7) the Manager’s and the Adviser’s financial condition; (8) the adequacy of the Manager’s and the Adviser’s compliance programs and records; (9) the “fall out” benefits to be realized by the Manager, the Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Adviser and their respective affiliates from their relationship with the Trust); (10) the profitability of the Manager and, to the extent information was available, the Adviser under their respective Agreements; and (11) possible conflicts of interest. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.
In connection with its deliberations, the Board, among other things, received information, in advance of the meeting at which the approvals and renewals were made, from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. The Board received, and primarily considered, the most current information available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding each Fund provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.
The Board, in examining the nature and quality of the services provided by the Manager and each Adviser to the Funds, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Trust and accounts comparable to the Funds they advise. The Board noted the responsibilities that the Manager has as investment manager to the Trust and the Funds. In particular, the Board considered that the Manager is responsible for the selection and monitoring of sub-advisers for the Funds, oversight of compliance with the Funds’ policies and objectives, as well as oversight of compliance with applicable law, review of brokerage matters, and implementation of Board directives as related to the Funds. The Board also noted the responsibilities of each Adviser to the Fund it advises. In particular, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Fund(s) it advises, placing all orders for the purchase and sale of investments with brokers or dealers for the Fund(s) it advises, and performing related administrative functions. In addition, the Board reviewed requested information regarding each Adviser’s investment process and the background of each fund manager of each Adviser who provides services to the Funds. The Board also reviewed information regarding the adequacy of the Manager’s and each Adviser’s compliance program and its results. Further, the Board reviewed financial information regarding the Manager and each Adviser.
As discussed further below with respect to each Fund, the Board also considered the short-, intermediate- and long-term performance of each Fund (or, in the case of a new Adviser, of comparable accounts) relative to its peer group and primary benchmark. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.
The Board reviewed the fees payable under each Agreement. The Board examined the fees paid by each Fund in light of fees charged by the Manager and the Advisers to similar funds they manage. In evaluat-

ing the management fee schedules, the Board considered the quality and level of services provided and the Manager’s responsibilities to each Fund. In connection with the annual renewal of the Agreements, the Board also considered a report provided by Lipper Inc., an independent third party company, containing information regarding the management fee (including the administration fee) and the expense ratios for each Fund relative to the median and average management fees and expense ratios of its peer group, as discussed further below with respect to each Fund. The Board also considered that the management fee structure for each Fund has breakpoints that provide a reduction of the applicable management fee rate as assets increase. The Board further considered that the Manager had undertaken contractual expense limitations with respect the Funds, which are subject to renewal by the Board and the Manager on an annual basis.
In addition, the Board evaluated the Manager’s costs and profitability in providing services to the Funds, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions. The Board determined that the Manager’s management fee and profitability and the Fund’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Funds than each Adviser’s costs and profitability.
As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board considered other benefits that may be realized by the Manager, the Adviser and each of their respective affiliates from their relationship with the Trust. The Board noted, among other things, that AXA Equitable serves as the administrator for the Funds, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. In addition, the Board recognized that one of the Manager’s affiliates, AllianceBernstein, L.P., serves as an Adviser to one of the Funds and, as such, receives advisory fees that are paid by the Manager out of the fees that it earns from the Trust. The Board also recognized that another affiliate of the Manager, Enterprise Fund Distributors, Inc., serves as the underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds with respect to their Class A, Class B and Class C shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Funds in connection with the purchase and sale of fund securities, provided, however, that those transactions, among other things, must be consistent with best execution.
With respect to the Advisers, the Board noted that each Adviser, through its relationship as a sub-adviser to its Fund(s), may engage in soft dollar transactions. In this regard, the Board considered each Adviser’s procedures for executing fund transactions for its Fund(s) and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board recognized that many Advisers are affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of fund securities, provided, however, that such transactions, among other things, must be consistent with best execution. The Board also considered conflicts of interest that may arise between the Trust and the Manager and the Advisers in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of an Adviser having responsibility for multiple accounts (including the Fund(s) it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which such conflicts are addressed by the Manager and the Advisers.
Based on these considerations, the Board was satisfied, with respect to each Fund, that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of the Manager’s and the Adviser’s services; (2) the Fund was reasonably likely to benefit from the Manager’s and the Adviser’s investment process, personnel and operations; (3) the Manager and the Adviser have the resources to provide the services and to carry out their responsibilities under their respective Agreements; and (4) the Manager and the Adviser have adequate compliance programs. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation, including any direct or indirect benefits derived by them and their respective affiliates, and performance with respect to each Fund. Based on the foregoing, the information described below and the more detailed information provided at the relevant meeting, the Board, including the Independent Trustees, approved or renewed, as applicable, each Agreement with respect to the relevant Fund(s).
AXA Enterprise Capital Appreciation Fund
With respect to the AXA Enterprise Capital Appreciation Fund, the Board considered, among other things, that (1) the management fee for the Fund is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2006 and was in the first quartile for the three- and five-year periods ended on that date (the first quartile being the best performers and the fourth quartile being the worst performers), and (4) the Fund generally outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group.
AXA Enterprise Deep Value Fund
With respect to the AXA Enterprise Deep Value Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is lower than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2006, but was in the third quartile for three-year period and the fourth quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund generally underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2006; and (5) the Manager had recommended, and the Board had approved, the appointment of Barrow, Hanley, Mewhinney & Strauss, Inc. to replace another sub-adviser effective in May 2005 due to performance issues. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also was satisfied that the actions taken by the Manager to address the performance issues were reasonably likely to enhance the Fund’s performance over the long-term. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Equity Fund
With respect to the AXA Enterprise Equity Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is slightly higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2006, but was in the fourth quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed its benchmark for the three- and five-year periods ended May 31, 2006, but underperformed its benchmark for the one-year and since inception periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Fund’s performance is being closely monitored due to recent below average performance, but that the performance was still within the expected tracking error. The Board further noted that the Fund is operating at its expense cap.

AXA Enterprise Equity Income Fund
With respect to the AXA Enterprise Equity Income Fund, the Board considered, among other things, that (1) the management fee for the Fund is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the three-year period ended May 31, 2006 and was in the second quartile for the one- and five-year periods ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed its benchmark for the three-year period ended May 31, 2006, but underperformed its benchmark for the one-year, five-year and since inception periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Global Financial Services Fund
With respect to the AXA Enterprise Global Financial Services Fund, the Board considered, among other things, that (1) the management fee for the Fund is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2006 (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed or had comparable performance to its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Government Securities Fund
With respect to the AXA Enterprise Government Securities Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2006 (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed its benchmark for the three- and five-year periods ended May 31, 2006, but slightly underperformed its benchmark for the one-year and since inception periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Growth and Income Fund
With respect to the AXA Enterprise Growth and Income Fund, the Board considered, among other things, that (1) the management fee for the Fund is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the one-, three- and ten-year periods ended May 31, 2006 and was in the second quartile for the five-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2006, but underperformed its benchmark for the five-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compen-

sation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that, despite recent below average performance, the Fund has a great long-term performance record. The Board further noted that the Fund is operating at its expense cap.
AXA Enterprise High-Yield Bond Fund
With respect to the AXA Enterprise High-Yield Bond Fund, the Board considered, among other things, that (1) the management fee for the Fund is lower than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is moderately higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2006 and was in the fourth quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally had comparable performance to its benchmark for the ten-year period ended May 31, 2006, but underperformed its benchmark for the one-year, three-year and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group given the Fund’s focus on high-quality high-yield securities. The Board further noted that the Fund is operating at its expense cap.
AXA Enterprise International Growth Fund
With respect to the AXA Enterprise International Growth Fund, the Board considered, among other things, that (1) the management fee for the Fund is lower than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is lower than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2006 and was in the second quartile for the three- and five-year periods ended that same date, but was in the fourth quartile for the ten-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund generally outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three-, five- and ten-year periods ended that same date; and (5) the Manager had recommended, and the Board had approved, the appointment of Wentworth, Hauser and Violich, Inc. to replace another sub-adviser effective in January 2006 and the Fund’s performance generally had improved since that time. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board also was satisfied that the actions taken by the Manager to appoint the new sub-adviser were reasonably likely to enhance the Fund’s performance over the long-term. The Board further noted that the Fund is operating at its expense cap.
AXA Enterprise Large Cap Growth Fund
With respect to the AXA Enterprise Large Cap Growth Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2006 and was in the fourth quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund generally underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2006; and (5) the Manager had recommended, and the Board had approved, the appointment of Ark Asset Management Co., Inc. to replace another sub-adviser effective in March 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board also was satisfied that the actions taken by the Manager to appoint the new sub-adviser were reasonably likely to enhance the Fund’s performance over the long-term. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Money Market Fund
With respect to the AXA Enterprise Money Market Fund, the Board considered, among other things, that (1) the management fee for the Fund is lower than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is lower than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2006 (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally slightly underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group given its focus on money market instruments. The Board noted that the Fund is operating at its expense cap.
AXA Enterprise Short Duration Bond Fund
With respect to the AXA Enterprise Short Duration Bond Fund, the Board considered, among other things, that (1) the management fee for the Fund is moderately higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the three-year period ended May 31, 2006, but was in the third quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund outperformed its benchmark for the three-year period ended May 31, 2006 and had comparable performance to its benchmark for the one-year and since inception periods ended that same date; and (5) the Manager had recommended, and the Board had approved, the appointment of BlackRock Financial Management, Inc. to replace another sub-adviser in July 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board further noted that the Fund is operating at its expense cap.
AXA Enterprise Small Company Growth Fund
With respect to the AXA Enterprise Small Company Growth Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is lower than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2006, but was in the third quartile for the three-, five- and ten-year periods ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund generally outperformed its benchmark for the one- and ten-year periods ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (5) the Manager had recommended, and the Board had approved, the appointment of Eagle Asset Management, Inc. to replace another sub-adviser effective in December 2004. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board also was satisfied that the actions taken by the Manager to appoint the new sub-adviser were reasonably likely to enhance the Fund’s performance over the long-term. The Board further noted that the Fund is operating at its expense cap.

AXA Enterprise Small Company Value Fund
With respect to the AXA Enterprise Small Company Value Fund, the Board considered, among other things, that (1) the management fee for the Fund is lower than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is slightly higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the ten-year period ended May 31, 2006, but was in the third quartile for the three- and five-year periods and the fourth quartile for the one-year period ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally outperformed its benchmark for the ten-year period ended May 31, 2006, but under-performed its benchmark for the one-, three- and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Fund’s long-term performance was reasonable in relation to its peer group and benchmark. The Board noted, however, that the Fund generally had underperformed its peer group and benchmark for more recent time periods and that it was closely monitoring the Fund’s performance. The Board noted that the Fund is currently operating at its expense cap.
AXA Enterprise Socially Responsible Fund
With respect to the AXA Enterprise Socially Responsible Fund, the Board considered, among other things, that (1) the management fee for the Fund is higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is lower than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2006, but was in the third quartile for the one-and three-year periods ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); (4) the Fund generally had outperformed its benchmark for the one-year period ended May 31, 2006, but had underperformed its benchmark for the three- and five-year periods ended that same date; and (5) the Manager had recommended, and the Board had approved, the appointment of Brandywine Global Investment Management, LLC (formerly, Brandywine Asset Management, LLC) to replace another sub-adviser effective in March 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. The Board was also satisfied that the actions taken by the Manager to appoint the new sub-adviser were reasonably likely to enhance the Fund’s performance over the long-term. The Board further noted that the Fund is operating at its expense cap.
AXA Enterprise Tax-Exempt Income Fund
With respect to the AXA Enterprise Tax-Exempt Income Fund, the Board considered, among other things, that (1) the management fee for the Fund is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class B shares of the Fund is higher than the median expense ratio of its peer group; (3) the performance of the Class Y shares of the Fund was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2006, but was in the third quartile for the one- and three-year periods ended that same date (the first quartile being the best performers and the fourth quartile being the worst performers); and (4) the Fund generally slightly underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Fund generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Fund is operating at its expense cap.

Federal Income Tax Information (Unaudited)
     The Tax-Exempt Income Fund has designated 99.10% of the income distributions paid monthly by each class of the Fund during its taxable year ended October 31, 2006 as tax-exempt interest dividends for Federal income tax purposes.
     For the year ended October 31, 2006, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return and Treasury income were as follows:

	70%
	Dividend		Foreign
	Received	Foreign	Source	Long Term		Treasury
	Deduction	Taxes	Income	Capital Gain		Income
Funds:
AXA Enterprise Deep Value Fund	51.64%	$—	$—	$3,624,394		—%
AXA Enterprise Equity Income Fund	100.00	—	—	13,090,160		—
AXA Enterprise Global Financial Services Fund	51.61	66,098	909,348	2,537,057		—
AXA Enterprise Growth and Income Fund	100.00	—	—	—		—
AXA Enterprise International Growth Fund	—	91,461	1,836,718	—		—
AXA Enterprise Large Cap Growth Fund	—	—	—	2,193,129	*	—
AXA Enterprise Short Duration Bond Fund	—	—	—	—		22.54
AXA Enterprise Small Company Growth Fund	—	—	—	6,072,224		—
AXA Enterprise Small Company Value Fund	—	—	—	23,053,111		—
AXA Enterprise Tax-Exempt Income Fund	—	—	—	153,834		—
     For the year ended October 31, 2006, the Funds below have designated the following amounts of their 2006 ordinary income distributions (located in Box 1 of Form 1099-DIV) as qualifying dividend income (“QDI”):

Fund	Qualifying Dividend Income
AXA Enterprise Deep Value Fund	$53,779
AXA Enterprise Equity Income Fund	438,401
* These amounts relate to the Enterprise Strategic Fund, which merged into the AXA Enterprise Large Cap Growth Fund on June 3, 2005, which was then known as the AXA Enterprise Growth Fund.

MANAGEMENT OF THE TRUST (UNAUDITED)
     The Trust’s Board has the responsibility for the overall management of the Trust and the Funds, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.
The Trustees and Officers

Number of
		Term of		Funds
		Office**		in Complex
	Position(s)	and Length		Overseen	Other
	Held With	of	Principal Occupation(s)	by	Directorships
Name, Address and Age	Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (47)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co- Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	111	None
Independent Trustees
Theodossios Athanassiades c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (67)	Trustee	From January 2005 to present	Retired. 1996, Vice-Chairman, and 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	78	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

				Number of
		Term of		Funds
		Office**		in Complex
	Position(s)	and Length		Overseen	Other
	Held With	of	Principal Occupation(s)	by	Directorships
Name, Address and Age	Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee
Independent Trustees (Continued)
Jettie M. Edwards c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (60)	Trustee	From January 2005 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	78	From 1997 to present, Director, Old Mutual Advisor Funds II (18 portfolios); from 1997 to present, Director, Old Mutual Insurance Series Fund (8 portfolios).
David W. Fox c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (75)	Lead Independent Trustee	From January 2005 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	78	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.
William M. Kearns, Jr. c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (71)	Trustee	From January 2005 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm).	78	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.
Christopher P.A. Komisarjevsky c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (61)	Trustee	From January 2005 to present	Retired. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	78	None
Harvey Rosenthal c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (63)	Trustee	From January 2005 to present	Retired. From 1997 to 2005, Consultant/Director. From 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	78	From 1997 to present, Director, LoJack Corporation
Gary S. Schpero c/o AXA Enterprise Funds Trust 1290 Avenue of the Americas New York, New York (53)	Trustee	From January 2005 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	78	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Term of
Office**
	Position(s)	and Length
	Held With	of	Principal Occupation(s)
Name, Address and Age	Trust	Time Served	During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (47)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (51)	Vice President, Secretary	From January 2005 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (44)	Chief Financial Officer and Treasurer	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller, EQ Advisors Trust.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (45)	Vice President	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director of Enterprise Capital Management, Inc.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (48)	Vice President	From January 2005 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (38)	Vice President and Controller	From January 2005 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.
Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York (38)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Chief Compliance Officer of AXA Financial’s Funds Management Group; From May 2003 to September 2005, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.
Patricia A. Cox 1290 Avenue of the Americas, New York, New York (48)	Vice President and Anti-Money Laundering Compliance Officer	From November 2005 to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Funds Distributors, Inc.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (36)	Vice President	From November 2005 to present	From August 2005 to present, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to September 2005, Vice President, AXA Financial and AXA Equitable and Compliance Officer, AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President, AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer, AXA Financial and AXA Equitable.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Term of
Office**
	Position(s)	and Length
	Held With	of	Principal Occupation(s)
Name, Address and Age	Trust	Time Served	During Past 5 Years
Officers
William MacGregor 1290 Avenue of the Americas New York, New York (31)	Vice President and Assistant Secretary	From September 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley, Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zack Kosnitzky P.A.
Jeremy Dardick 1290 Avenue of the Americas New York, New York (31)	Vice President and Assistant Secretary	From September 2006 to present	From February 2006 to present, Counsel of AXA Equitable; from September 2004 to January 2006, Associate Attorney, Kaye Scholer LLP; from September 2001 to May 2004, Student, University of Michigan Law School.
Paraskevou Charalambous 1290 Avenue of the Americas New York, New York (44)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York (32)	Assistant Anti-Money Laundering Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein LP; from January 1999 to April 2002, Business Analyst, Alliance Bernstein LP.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)
     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-800-432-4320 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (i) on the Funds’ website at www.axaenterprise.com and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.
QUARTERLY FUND HOLDINGS INFORMATION (UNAUDITED)
     The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The prospectus supplements, information statements and any other documents that follow this page are not part of the AXA Enterprise Funds Trust 2006 Certified Annual Report.

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AXA ENTERPRISE FUNDS TRUST
SUPPLEMENT DATED DECEMBER 15, 2006 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED
MARCH 1, 2006
This Supplement updates the above-referenced Prospectus and Statement of Additional Information, as supplemented, of the AXA Enterprise Funds Trust (the “Trust”). You may obtain an additional copy of the Trust’s Prospectus and Statement of Additional Information, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Trust’s Prospectus and Statement of Additional Information and retain it for future reference.
The purpose of this Supplement is to provide you with updated information regarding investment minimums and minimum account balances in connection with certain types of accounts.
* * * * *
Effective November 15, 2006, the following row in the table contained in the section of the Prospectus entitled “To open an account with AXA Enterprise Funds” under “FUND SERVICES — It’s Easy to Open an Account”:

		Minimum for Subsequent
Type of Account	Minimum to Open an Account*	Investments*
Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	$1000	$50

shall be replaced, in its entirety with the following:

Minimum for Subsequent
Type of Account	Minimum to Open an Account*	Investments*
Certain fee-based programs with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	No minimum requirement.	No minimum requirement.

Effective November 15, 2006, the following bullet point contained in the section of the Statement of Additional Information entitled “Automatic Investment Plan” under “PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED”:
•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or is Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.
shall be replaced, in its entirety with the following:
•	Accounts established in a wrap program with which the funds, its Manager or is Distributors, have an agreement. Such accounts will not be subject to a $1,000 minimum investment requirement.
PROEGFAESUP8 CA12.06

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AXA ENTERPRISE FUNDS TRUST
SUPPLEMENT DATED DECEMBER 15, 2006
TO THE PROSPECTUS DATED MARCH 1, 2006
This Supplement updates certain information contained in the Prospectus dated March 1, 2006 of AXA Enterprise Funds Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement and retain it for future reference.
The purpose of this Supplement is to provide you with information about the portfolio managers of MBIA Capital Management Corp., the Sub-Adviser to the AXA Enterprise Tax-Exempt Income Fund.
AXA Enterprise Tax-Exempt Income Fund
The information provided below updates information regarding the portfolio managers of MBIA Capital Management Corp. (“MBIA”), the Sub-Adviser to the AXA Enterprise Tax-Exempt Income Fund.
In the section entitled, “Management Team,” in the subsection relating to the AXA Enterprise Tax-Exempt Income Fund, under the heading “Sub-Adviser and Portfolio Manager(s),” Patrick Tucci is replaced as Portfolio Manager by E. Gerard Berrigan, Clifford D. Corso and James DiChiaro.
In the same section, under the heading “Business Experience,” the following information replaces in its entirety the business experience relating to Patrick Tucci:
Mr. Berrigan is a Managing Director of MBIA. Mr. Berrigan joined MBIA in 1994 and serves as a managing director and head of portfolio management of MBIA Asset Management Group. Mr. Berrigan is a member of the firm’s Investment Strategy Committee, manages MBIA’s asset/liability management products and is responsible for structured investments across all managed portfolios.
Mr. Corso is President and Chief Investment Officer of MBIA. Mr. Corso joined the firm in 1994 and is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. Mr. Corso developed MBIA’s fixed income asset management platform and now directs the investment of $55 billion in fixed income asssets. Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors.
Mr. DiChiaro is an Assistant Vice President of MBIA. Mr. DiChiaro is part of the portfolio management team responsible for the tax-exempt assets under management as well as MBIA’s short-term portfolios. Mr. DiChiaro has seven years of experience working in MBIA’s Conduits Group, structuring medium-term notes and issuing commercial paper for various clients. He has served as an investment professional since he joined MBIA in 1999.
PROEGFAESUP6 CA12.06

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AXA ENTERPRISE FUNDS TRUST
SUPPLEMENT DATED OCTOBER 1, 2006 TO THE
PROSPECTUS FOR CLASS A, B, C AND Y SHARES
DATED MARCH 1, 2006
This Supplement updates the above-referenced Prospectus of AXA Enterprise Funds Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.
The purpose of this Supplement is to provide you with information regarding (i) a name change of Brandywine Asset Management, LLC and (ii) a strategic transaction relating to Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury Advisors”), the sub-adviser to the AXA Enterprise Short Duration Bond Fund (“Short Duration Bond Fund”).
Brandywine Asset Management, LLC
Effective as of May 1, 2006, Brandywine Asset Management, LLC changed its name to Brandywine Global Investment Management, LLC. All references in the SAI to Brandywine Asset Management, LLC, as the sub-adviser to the AXA Enterprise Socially Responsible Fund, are replaced by Brandywine Global Investment Management, LLC.
AXA Enterprise Short Duration Bond Fund
On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they reached an agreement to combine Merrill Lynch’s investment management business, which includes Mercury Advisors to create new BlackRock, Inc., a new independent asset management company (the “Transaction”). Subsequent to the Transaction, Merrill Lynch will hold a significant minority ownership position in BlackRock. The Transaction closed on September 29, 2006. In anticipation of the closing, Mercury Advisors agreed to assign its existing Investment Advisory Agreement with AXA Equitable Life Insurance Company (“Existing Advisory Agreement”) to BlackRock Financial Management, Inc., (“BlackRock Financial”), a subsidiary of BlackRock, thereby terminating the Existing Advisory Agreement, in accordance with its terms and the relevant provisions of the Investment Company Act of 1940, as amended.
Effective October 1, 2006, with the approval of the Trust’s Board of Trustees, BlackRock Financial will serve as sub-adviser to the Short Duration Bond Fund. BlackRock Financial is located at 40 East 52nd Street, New York, New York 10022. BlackRock Financial, together with its investment management affiliates, is one of the world’s largest asset management firms with nearly $1 trillion in assets under management. BlackRock Financial is a subsidiary of BlackRock. Merrill Lynch & Co., Inc., a financial services holding company, and The PNC Financial Services Group, Inc., a publicly traded diversified financial services firm, each own a significant minority interest in BlackRock.
The day-to-day management of the Short Duration Bond Fund will be performed by Scott Amero, Keith Anderson and Todd Kopstein.
Scott Amero, joined BlackRock as a Managing Director in 1990. Since that time, he has served as senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.
Keith Anderson, Managing Director of BlackRock since its founding in 1988. Since that time, he has been responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government agency, corporate and mortgage sectors and sub-sectors worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.
Todd Kopstein, Managing Director of BlackRock since 2003. Since 1998, he has been a member of the Investment Strategy Group. His primary responsibility is managing total return portfolios with a sector emphasis on short duration securities. Mr. Kopstein joined BlackRock’s Portfolio Management Group in 1998, specializing in short duration securities including asset-backed securities, adjustable rate mortgages and other short duration mortgage products. He joined BlackRock in 1994 as an analyst in the Account Management Group.
A discussion regarding the basis for the decision by the Trust’s Board of Trustees to approve the Investment Advisory Agreement will be available in the Trust’s Annual Report to shareholders, dated October 31, 2006.
The Statement of Additional Information provides additional information about the Adviser, the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities of the Fund to the extent applicable.
All other references in the Prospectus to Mercury Advisors in connection with the AXA Enterprise Short Duration Bond Fund are hereby deleted and replaced with BlackRock Financial Management, Inc.
PROEGFAESUP5 CA10.06

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SIGN UP FOR
ELECTRONIC DELIVERY

AXA Enterprise Funds Trust offers you the chance to reduce the amount of mail you receive from us. By signing up for electronic delivery, you will receive certain compliance documents such as prospectus updates, annual and semi-annual reports and information statements, online. Not only will you get the documents faster than you would if they were printed, but electronic delivery will eliminate your paper copy, which helps reduce fund printing and mailing expenses. Keep in mind that you will still receive your quarterly statements and daily transaction confirmations by mail.
How It Works. Instead of receiving paper documents, you will be sent an email notifying you when a new document is available and providing an Internet address link at which to view it. Of course, if you’d prefer, you can reinstate the mailing of compliance documents at any time through Account Access.
Signing Up Is Easy. If you are already signed up for AXA Enterprise Account Access, go to www.axaenterprise.com and log in using your SSN/TIN and PIN. Once you have entered, click the “Sign Up Now” for electronic delivery button at the upper right-hand corner of the screen. From there, simple directions will walk you through the quick sign-up process.
First-Time AXA Enterprise Account Access Users. If you have not established an account access PIN, please review the account access information at www.axaenterprise.com to help you get started.

1-800-432-4320
www.axaenterprise.com

©2006 Enterprise Fund Distributors, Inc.	AEAR CA12.06